              As filed with the Securities and Exchange Commission
                                On July 26, 2004
                      Registration No. 333-74295; 811-09253

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.                                       [ ]
                            ---
Post-Effective Amendment No. 74                                   [X]

                                       And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 75                                                  [X]

                                   ----------

                             WELLS FARGO FUNDS TRUST
               (Exact Name of Registrant as specified in Charter)

                                525 Market Street
                             San Francisco, CA 94105
          (Address of Principal Executive Offices, including Zip Code)

                                   ----------

       Registrant's Telephone Number, including Area Code: (800) 643-9691

                                C. David Messman
                        Wells Fargo Funds Management, LLC
                          525 Market Street, 12th Floor
                             San Francisco, CA 94105
                     (Name and Address of Agent for Service)

                                 With a copy to:
                             Robert M. Kurucza, Esq.
                             Marco E. Adelfio, Esq.
                             Morrison & Foerster LLP
                          2000 Pennsylvania Ave., N.W.
                             Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

[X] Immediately upon filing pursuant to Rule 485(b), or

[ ] 60 days after filing pursuant to Rule 485(a)(1), or

[ ] on           pursuant to Rule 485(a)(1)
       ---------

[ ] 75 days after filing pursuant to Rule 485(a)(2), or

[ ] on             pursuant to Rule 485(a)(2)
       -----------

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE

     This Post-Effective Amendment No. 74 is being filed to add to the Registration Statement of Wells Fargo Funds Trust (the "Trust"), the audited financial statements and certain related financial information for the fiscal year ended October 31, 2003 for the Wells Fargo C&B Large Cap Value Fund, Wells Fargo C&B Mid Cap Value Fund and Wells Fargo C&B Tax-Managed Value Fund of the Trust, and to make certain other non-material changes to the Trust's Registration Statement.

                             WELLS FARGO FUNDS TRUST

                              Cross Reference Sheet

Form N-1A Item Number

Part A  Prospectus Captions
------  -------------------

 1      Front and Back Cover Pages
 2      Objectives
        Principal Strategies
        Summary of Important Risks
 3      Summary of Expenses
        Example of Expenses
 4      Objectives
        Principal Strategies
        Summary of Important Risks
        See Individual Fund Summaries
        Additional Strategies and General Investment Risks
 5      Not applicable
 6      Organization and Management of the Funds
 7      Your Account
        How to Buy Shares
        How to Sell Shares
        Income and Gain Distributions
        Taxes
 8      Not Applicable
 9      See Individual Fund Summaries

Part B  Statement of Additional Information Captions
------  --------------------------------------------

10      Cover Page and Table of Contents
11      Capital Stock
        Cover Page
12      Cover Page
        Investment Policies
        Additional Permitted Investment Activities and
        Associated Risks
13      Management
14      Capital Stock
15      Management
        Additional Purchase and Redemption Information
16      Portfolio Transactions
17      Capital Stock
18      Determination of Net Asset Value
        Additional Purchase and Redemption Information
19      Federal Income Taxes
20      Management
21      Performance Calculations
22      Financial Information

Part C  Other Information
------  -----------------

23-30 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                                                        [LOGO] WELLS FARGO FUNDS

                                    [GRAPHIC]

Wells Fargo Stock Funds

                                   Prospectus

                                   Wells Fargo C&B Large Cap Value Fund(SM)

                                   Wells Fargo C&B Mid Cap Value Fund(SM)

                                   Wells Fargo C&B Tax-Managed Value Fund(SM)

                                   Class A, Class B, Class C

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                   July 26, 2004

                           (INTENTIONALLY LEFT BLANK)

Table of Contents                                                    Stock Funds
--------------------------------------------------------------------------------

Overview                        Objectives and Principal Strategies            4

Important summary information   Summary of Important Risks                     6
about the Funds.
                                Performance History                            8

                                Summary of Expenses                           12

--------------------------------------------------------------------------------
The Funds                       Key Information                               14

Important information about     C&B Large Cap Value Fund                      15
the individual Funds.
                                C&B Mid Cap Value Fund                        19

                                C&B Tax-Managed Value Fund                    23

                                Additional Strategies and
                                   General Investment Risks                   26

                                Organization and Management
                                   of the Funds                               29

--------------------------------------------------------------------------------
Your Investment                 A Choice of Share Classes                     32

How to open an account and      Reductions and Waivers of Sales Charges       34
how to buy, sell and exchange
fund shares.                    Exchanges                                     37

                                Your Account                                  38

                                   How to Buy Shares                          41

                                   How to Sell Shares                         44

--------------------------------------------------------------------------------
Reference                       Additional Services and
                                   Other Information                          46

Additional information and
term definitions.               Glossary                                      48

Stock Funds Overview
--------------------------------------------------------------------------------

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

--------------------------------------------------------------------------------
FUND                         OBJECTIVE
--------------------------------------------------------------------------------

C&B Large Cap Value Fund     Seeks maximum long-term total return, consistent
                             with minimizing risk to principal.

C&B Mid Cap Value Fund       Seeks maximum long-term total return, consistent
                             with minimizing risk to principal.

C&B Tax-Managed Value Fund   Seeks maximum long-term, after-tax total return,
                             consistent with minimizing risk to principal.

4   Stock Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

     We principally invest in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

     We principally invest in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap Value Index. As of December 31, 2003, this range was $500 million to $16 billion and is expected to change frequently. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions.

     We emphasize investment in common stocks of companies with market capitalizations of $1 billion or more. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions. We attempt to minimize adverse federal income tax consequences for the Fund's shareholders by managing the amount of realized gains, through reduced portfolio turnover.

                                                      Stock Funds Prospectus   5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

..    the individual Fund descriptions beginning on page 15;

..    the "Additional Strategies and General Investment Risks" section beginning on page 26; and

..    the Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
COMMON RISKS FOR THE FUNDS
--------------------------------------------------------------------------------

     Equity Securities

     The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stocks and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. There is no guarantee that stocks selected as undervalued using a value style approach will perform as expected. Generally, stocks of larger companies tend to be less volatile and more liquid than stocks of smaller companies. Because the Funds typically invest in 30 to 50 companies, the value of an investment in one of the Funds will vary more in response to developments or changes affecting the market value of particular stocks than an investment in a mutual fund that is more broadly diversified.

--------------------------------------------------------------------------------
FUND                         SPECIFIC RISKS
--------------------------------------------------------------------------------

C&B Large Cap Value Fund     The Fund is primarily subject to the risks
                             described above.

C&B Mid Cap Value Fund       The Fund is primarily subject to the risks
                             described above. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies.

C&B Tax-Managed Value Fund   The Fund is primarily subject to the risks
                             described above. The Fund is managed with a focus on after-tax returns; therefore, it may not provide as high a return before taxes as other funds, and as a result may not be suitable for investors who are not subject to current income tax (for example, those investing through a tax-deferred retirement account, such as an Individual Retirement Account
                             ("IRA") or a 401(k) Plan).

6   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Performance History
--------------------------------------------------------------------------------

     The following information shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results.

     Effective at the close of business on July 23, 2004, the Wells Fargo C&B Large Cap Value Fund, Wells Fargo C&B Mid Cap Value Fund and Wells Fargo C&B Tax-Managed Value Fund were organized as the successor funds to the C&B Large Cap Value Portfolio, C&B Mid Cap Value Portfolio and C&B Tax- Managed Value Portfolio, respectively. The historical performance information shown for each successor fund for periods prior to each fund's reorganization date reflects the historical information for its predecessor.

     C&B Large Cap Value Fund Class A Calendar Year Returns */1/

      '94    '95     '96     '97     '98    '99    '00     '01     '02      '03
     ----   -----   -----   -----   ----   ----   -----   ----   ------    -----
     1.35%  31.91%  20.22%  27.98%  8.04%  2.06%  19.49%  6.59%  (10.89)%  33.46%

     Best Qtr.: Q2 '03 . 20.94%   Worst Qtr.: Q3 '02 . (17.54)%

     * Performance shown reflects the performance of the Fund's Class D shares. The Fund's year-to-date performance through March 31, 2004, was 3.99%.

8   Stock Funds Prospectus

--------------------------------------------------------------------------------

     The table below provides average annual total return information for the Fund's Class A, Class B, and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, or IRAs.

     Average Annual Total Returns/1/
     for the period ended 12/31/03                            1 year   5 years   10 years
                                                              ------   -------   --------
     Class A Returns Before Taxes (Incept. 7/26/2004)         33.46%    9.10%     13.14%

     Class A Returns After Taxes on Distributions             33.31%    5.67%      9.04%

     Class A Returns After Taxes on Distributions and Sale
        of Fund Shares                                        21.91%    6.31%      9.49%

     Class B Returns Before Taxes (Incept. 7/26/2004)         33.46%    9.10%     13.14%

     Class C Returns Before Taxes (Incept. 7/26/2004)         33.46%    9.10%     13.14%

     S&P 500 Index/2/
        (reflects no deduction for fees, expenses or taxes)   28.69%   (0.57)%    11.07%

     Russell 1000 Value Index
        (reflects no deduction for fees, expenses or taxes)   30.03%    3.56%     11.88%

     /1/ Performance shown reflects the performance of the Fund's Class D shares, and includes fees and expenses that are not applicable to and are lower than those of this Class. The annual returns of the Class D shares are substantially similar to what this Class's returns would be, because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same fees and expenses. The Fund's Class D shares incepted May 15, 1990.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.

                                                      Stock Funds Prospectus   9

Performance History
--------------------------------------------------------------------------------

     C&B Mid Cap Value Fund Class A Calendar Year Returns */1/

      '99      '00     '01     '02      '03
     -----    -----   -----   -----    -----
     (0.19)%  41.03%  25.16%  (9.50)%  38.99%

     Best Qtr.: Q2 '99 . 20.78%   Worst Qtr.: Q3 '02 . (20.75)%

     * Performance shown reflects the performance of the Fund's Class D shares. The Fund's year-to-date performance through March 31, 2004, was 3.62%.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, or IRAs.

     Average Annual Total Returns/1/
     for the period ended 12/31/03                            1 year   5 years   Life of Fund
                                                              ------   -------   ------------
     Class A Returns Before Taxes (Incept. 7/26/2004)         38.99%    17.25%      14.66%

     Class A Returns After Taxes on Distributions             38.77%    15.97%      13.54%

     Class A Returns After Taxes on Distributions and Sale
        of Fund Shares                                        25.60%    14.35%      12.19%

     Class B Returns Before Taxes (Incept. 7/26/2004)         38.99%    17.25%      14.66%

     Class C Returns Before Taxes (Incept. 7/26/2004)         38.99%    17.25%      14.66%

     Russell Midcap Value Index
        (reflects no deduction for fees, expenses or taxes)   38.07%     8.73%       7.71%

     Russell Midcap Index
        (reflects no deduction for fees, expenses or taxes)   40.06%     7.23%       8.17%

     /1/ Performance shown reflects the performance of the Fund's Class D shares, and includes fees and expenses that are not applicable to and are lower than those of this Class. The annual returns of the Class D shares are substantially similar to what this Class's returns would be, because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same fees and expenses. The Fund's Class D shares incepted on February 18, 1998.

10   Stock Funds Prospectus

--------------------------------------------------------------------------------

     C&B Tax-Managed Value Fund Class A Calendar Year Returns */1/

      '98    '99    '00     '01      '02      '03
     ----   ----   -----   -----    -----    -----
     9.38%  5.55%  21.79%  (0.97)%  (7.28)%  28.10%

     Best Qtr.: Q2 '03 . 19.60%   Worst Qtr.: Q3 '02 . (14.88)%

     * Performance shown reflects the performance of the Fund's Class D shares. The Fund's year-to-date performance through March 31, 2004, was 3.04%.

     The table below provides average annual total return information for the Fund's Class A, Class B and Class C shares, and includes both before- and after-tax returns for the Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, or IRAs.

     Average Annual Total Returns/1/
     for the period ended 12/31/03                            1 year   5 years   Life of Fund
                                                              ------   -------   ------------
     Class A Returns Before Taxes (Incept. 7/26/2004)         28.10%    8.62%       10.47%

     Class A Returns After Taxes on Distributions             27.97%    7.92%        9.81%

     Class A Returns After Taxes on Distributions and Sale
        of Fund Shares                                        18.40%    7.13%        8.85%

     Class B Returns Before Taxes (Incept. 7/26/2004)         28.10%    8.62%       10.47%

     Class C Returns Before Taxes (Incept. 7/26/2004)         28.10%    8.62%       10.47%

     S&P 500 Index/2/
        (reflects no deduction for fees, expenses or taxes)   28.69%   (0.57)%       6.43%

     Russell 1000 Value Index
        (reflects no deduction for fees, expenses or taxes)   30.03%    3.56%        8.35%

     /1/ Performance shown reflects the performance of the Fund's Class D shares, and includes fees and expenses that are not applicable to and are lower than those of this Class. The annual returns of the Class D shares are substantially similar to what this Class's returns would be, because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same fees and expenses. The Fund's Class D shares incepted February 12, 1997.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.

                                                     Stock Funds Prospectus   11

Stock Funds
--------------------------------------------------------------------------------

     These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                  C&B Large Cap Value Fund           C&B Tax-Managed
                                                 and C&B Mid Cap Value Fund            Value Fund
----------------------------------------------------------------------------------------------------------
                                                CLASS A   CLASS B   CLASS C   CLASS A    CLASS B   CLASS C
----------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
   purchases (as a percentage of offering price) 5.75%      None      None     5.75%      None      None

Maximum deferred sales charge (load) (as a
   percentage of the Net Asset Value ("NAV") at
   purchase)                                     None/1/    5.00%     1.00%    None/1/    5.00%     1.00%

Redemption Fee                                   None       None      None     1.00%/2/   None      None
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                              C&B Large Cap                  C&B Mid Cap
                                                Value Fund                    Value Fund
------------------------------------------------------------------------------------------------
                                       CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------
Management Fees/3/                      0.75%     0.75%     0.75%     0.75%     0.75%     0.75%
Distribution (12b-1) Fees               0.00%     0.75%     0.75%     0.00%     0.75%     0.75%
Other Expenses/4/                       0.91%     0.91%     0.91%     0.64%     0.64%     0.64%
------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES    1.66%     2.41%     2.41%     1.39%     2.14%     2.14%
------------------------------------------------------------------------------------------------
Fee Waivers                             0.46%     0.46%     0.46%     0.00%     0.00%     0.00%
------------------------------------------------------------------------------------------------
NET EXPENSES/5/                         1.20%     1.95%     1.95%     1.39%     2.14%     2.14%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                           C&B Tax-Managed
                                                                              Value Fund
------------------------------------------------------------------------------------------------
                                                                     CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------
Management Fees/3/                                                    0.75%     0.75%     0.75%
Distribution (12b-1) Fees                                             0.00%     0.75%     0.75%
Other Expenses/4/                                                     0.94%     0.94%     0.94%
------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.69%     2.44%     2.44%
------------------------------------------------------------------------------------------------
Fee Waivers                                                           0.49%     0.49%     0.49%
------------------------------------------------------------------------------------------------
NET EXPENSES/5/                                                       1.20%     1.95%     1.95%
------------------------------------------------------------------------------------------------

/1/ Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "A Choice of Share Classes" for further information. All other Class A shares will not have a CDSC.
/2/ Deducted from the net proceeds of shares redeemed or exchanged within one year after purchase. This fee is retained by the Fund. Please see "Redemption Fee" on page 39 for further information.
/3/ Effective August 1, 2004, the Fund's investment adviser will implement a breakpoint schedule for each Fund's management fee. The management fee charged to a Fund will decline as the Fund's assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The breakpoint schedule for each Fund is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher. Please see the Statement of Additional Information for further details.
/4/ Other expenses are based on estimates for the current fiscal year and include various Fund start-up expenses, which will only be incurred in the first year of the Fund's operation. Without including these first year expenses, the Gross Operating Expense ratio, for Class A, Class B and Class C shares, respectively, would have been as follows: for the C&B Large Cap Value Fund: 1.52%, 2.27% and 2.27%; for the C&B Mid Cap Value
     Fund:1.38%, 2.13% and 2.13%; and for the C&B Tax-Managed Value Fund: 1.54%, 2.29% and 2.29%. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
/5/ For the C&B Large Cap Value Fund and the C&B Tax-Managed Value Fund, the Adviser has committed through February 28, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. For the C&B Mid Cap Value Fund, the adviser has committed through February 28, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio at 1.40% for Class A, and 2.15% for Class B and Class C. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

12   Stock Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------------
                              C&B Large Cap                  C&B Mid Cap
                                Value Fund                    Value Fund
--------------------------------------------------------------------------------
                       CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
1 YEAR                  $  690    $  698    $  298    $  708    $  717    $  317
3 YEARS                 $  966    $  945    $  645    $  990    $  970    $  670
5 YEARS                 $1,296    $1,353    $1,153    $1,292    $1,349    $1,149
10 YEARS                $2,226    $2,270    $2,547    $2,148    $2,192    $2,472
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                           C&B Tax-Managed
                                                              Value Fund
--------------------------------------------------------------------------------
                                                     CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
1 YEAR                                                $  790    $  698    $  298
3 YEARS                                               $  968    $  947    $  647
5 YEARS                                               $1,302    $1,359    $1,159
10 YEARS                                              $2,243    $2,287    $2,564
--------------------------------------------------------------------------------

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period:

--------------------------------------------------------------------------------
                              C&B Large Cap                  C&B Mid Cap
                                Value Fund                    Value Fund
--------------------------------------------------------------------------------
                       CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
1 YEAR                  $  690    $  198    $  198    $  708    $  217    $  217
3 YEARS                 $  966    $  645    $  645    $  990    $  670    $  670
5 YEARS                 $1,296    $1,153    $1,153    $1,292    $1,149    $1,149
10 YEARS                $2,226    $2,270    $2,547    $2,148    $2,192    $2,472
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                           C&B Tax-Managed
                                                              Value Fund
--------------------------------------------------------------------------------
                                                     CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
1 YEAR                                                $  690    $  198    $  198
3 YEARS                                               $  968    $  647    $  647
5 YEARS                                               $1,302    $1,159    $1,159
10 YEARS                                              $2,243    $2,287    $2,564
--------------------------------------------------------------------------------

                                                     Stock Funds Prospectus   13

Key Information
--------------------------------------------------------------------------------

     In this Prospectus, "we" generally refers to Wells Fargo Funds Trust (the "Trust"), or Wells Fargo Funds Management, LLC ("Funds Management"), the Funds' investment adviser. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

     ---------------------------------------------------------------------------
     Important information you should look for as you decide to invest in a
     Fund:

     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------
     Investment Objective and Investment Strategies

     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

     .    what the Fund is trying to achieve;

     .    how we intend to invest your money; and

     . what makes the Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------
     Permitted Investments

     A summary of each Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning "80% of the Fund's assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

     ---------------------------------------------------------------------------
     Important Risk Factors

     Describes the key risk factors for each Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

     Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

14   Stock Funds Prospectus

C&B Large Cap Value Fund
--------------------------------------------------------------------------------

     Portfolio Managers: A team of investment professionals of the investment sub-adviser, Cooke & Bieler, L.P.

     ---------------------------------------------------------------------------
     Investment Objective

     The C&B Large Cap Value Fund seeks maximum long-term total return, consistent with minimizing risk to principal.

     ---------------------------------------------------------------------------

     Investment Strategies

     We principally invest in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

     We select securities for the portfolio based on an analysis of a company's financial characteristics, an assessment of the quality of a company's management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We regularly review the investments of the portfolio and sell a portfolio holding when it has achieved its valuation targets, a change in the underlying company's outlook has occurred or more attractive investment alternatives are available.

     We hold a smaller number of securities in the portfolio, usually 30 to 50 companies. This strategy enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.

     ---------------------------------------------------------------------------
     Permitted Investments

     Under normal circumstances, we invest at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more.

     ---------------------------------------------------------------------------
     Important Risk Factors

     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 26. These considerations are all important to your investment choice.

                                                     Stock Funds Prospectus   15

C&B Large Cap Value Fund
--------------------------------------------------------------------------------

The table below shows the financial performance of the Fund's Class D shares. This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The information provided for the fiscal years 2003 and 2002 has been audited by KPMG LLP; the information for prior periods has been audited by a predecessor independent registered public accounting firm. The financial statements and the independent auditor's report are included in the annual report of the Funds, a copy of which is available upon request. The information for the six-month period ended April 30, 2004, is unaudited and is contained in the semi-annual report of the Funds, also available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                        CLASS D SHARES--
                                        COMMENCED ON MAY 15, 1990

----------------------------------------------------------------------------------
                                        April 30, 2004/1, 2/   October 31, 2003/2/
                                            (unaudited)
----------------------------------------------------------------------------------
For the period ended:

Net asset value, beginning of period          $  7.42             $  6.49

Income from investment operations:
   Net investment income (loss)                  0.02                0.05
   Net realized and unrealized gain
      (loss) on investments                      0.68                1.61

Total from investment operations                 0.70                1.66

Less distributions:
   Dividends from net investment
      income                                    (0.02)              (0.05)
   Distributions from net realized
      gain                                         --               (0.68)

Total from distributions                        (0.02)              (0.73)

Net asset value, end of period                $  8.10             $  7.42

Total return/4/                                  9.47%              28.34%

Ratios/supplemental data:
   Net assets, end of period (000s)           $25,248             $20,419

Ratios to average net assets:
   Ratio of expenses to average net
      assets                                     1.15%               1.16%/5/
   Ratio of net investment income
      (loss) to average net assets               0.56%               0.76%

Portfolio turnover                                 12%                 26%

/1/  All ratios for the period have been annualized.
/2/  Per share figures calculated using Average Shares Method.
/3/ On November 19, 2001,The Advisors' Inner Circle Fund C&B Large Cap Value Portfolio (the "AIC Portfolio") acquired the assets of the UAM Funds Inc. C&B Equity Portfolio (the "UAM Portfolio"). The operations of the AIC Portfolio prior to the acquisition were those of the predecessor, the UAM Portfolio.
/4/ Returns are for the period indicated and have not been annualized. Total Return would have been lower had certain fees not been waived and expenses assumed by the Advisor during the periods indicated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
/5/ Without waivers and/or reimbursements, for the fiscal years ended October 31, 2003 and 2002, these ratios would have been 1.20% and 1.60%, respectively.
/6/  As of March 1, 2002, the expense cap changed from 1.00% to 1.25%.

16   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 October 31, 2002/2/   October 31, 2001/3/   October 31, 2000   October 31, 1999
--------------------------------------------------------------------------------

   $  7.13                   $  8.71             $ 12.06            $ 13.58


      0.05                      0.07                0.12               0.16
     (0.38)                     0.27                0.54               0.72

     (0.33)                     0.34                0.66               0.88


     (0.05)                    (0.11)              (0.09)             (0.16)
     (0.26)                    (1.81)              (3.92)             (2.24)

     (0.31)                    (1.92)              (4.01)             (2.40)

   $  6.49                   $  7.13             $  8.71            $ 12.06

     (5.14)%                    4.50%              10.89%              7.73%


   $14,383                   $38,850             $35,251            $73,292

      1.14%/5, 6/               1.00%               1.00%              0.89%

      0.59%                     0.91%               1.16%              1.12%

        39%                       41%                 48%                43%

                                                     Stock Funds Prospectus   17

                                              This page intentionally left blank
--------------------------------------------------------------------------------

C&B Mid Cap Value Fund
--------------------------------------------------------------------------------

     Portfolio Managers: A team of investment professionals of the investment sub-adviser, Cooke & Bieler, L.P.

     ---------------------------------------------------------------------------
     Investment Objective

     The C&B Mid Cap Value Fund seeks maximum long-term total return, consistent with minimizing risk to principal.

     ---------------------------------------------------------------------------
     Investment Strategies

     We principally invest in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap Value Index. As of December 31, 2003, this range was $500 million to $16 billion, and is expected to change frequently. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions.

     We select securities for the portfolio based on an analysis of a company's financial characteristics, an assessment of the quality of a company's management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We regularly review the investments of the portfolio and sell a portfolio holding when it has achieved its valuation targets, a change in the underlying company's outlook has occurred or more attractive investment alternatives are available.

     We hold a smaller number of securities in the portfolio, usually 30 to 50 companies. This strategy enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.

     ---------------------------------------------------------------------------
     Permitted Investments

     Under normal circumstances, we invest at least 80% of the Fund's assets in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap Value Index.

     ---------------------------------------------------------------------------
     Important Risk Factors

     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies.

     You should consider these risks along with the "Additional Risks and General Investment Risks" section beginning on page 26.These considerations are all important to your investment choice.

                                                     Stock Funds Prospectus   19

C&B Mid Cap Value Fund
--------------------------------------------------------------------------------

The table below shows the financial performance of the Fund's Class D shares. This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The information provided for the fiscal years 2003 and 2002 has been audited by KPMG LLP; the information for prior periods has been audited by a predecessor independent registered public accounting firm. The financial statements and the independent auditor's report are included in the annual report of the Funds, a copy of which is available upon request. The information for the six-month period ended April 30, 2004, is unaudited and is contained in the semi-annual report of the Funds, also available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                             CLASS D SHARES--
                                             COMMENCED ON FEBRUARY 18, 1998
                                             ------------------------------------------
                                             April 30, 2004/1, 2/
For the period ended:                             (unaudited)       October 31, 2003/2/
                                             ------------------------------------------
Net asset value, beginning of period             $  17.96               $  13.15

Income from investment operations:
   Net investment income (loss)/7/                     --                     --
   Net realized and unrealized gain (loss)
      on investments                                 1.27                   4.83

Total from investment operations                     1.27                   4.83

Less distributions:
   Dividends from net investment income             (0.00)/8/              (0.02)
   Distributions from net realized gain/7/          (0.17)                    --

Total from distributions                            (0.17)                 (0.02)

Net asset value, end of period                   $  19.06               $  17.96

Total return/4/                                      7.14%                 36.76%

Ratios/supplemental data:
   Net assets, end of period (000s)              $477,614               $301,513

Ratios to average net assets:
   Ratio of expenses to average net assets           1.07%                  1.27%/5/
   Ratio of net investment income (loss)
      to average net assets                          0.02%                  0.01%

Portfolio turnover                                     19%                    18%

/1/  All ratios for the period have been annualized.
/2/  Per share figures calculated using Average Shares Method.
/3/ On November 19, 2001, The Advisors' Inner Circle Fund C&B Mid Cap Value Portfolio (the "AIC Portfolio") acquired the assets of the UAM Funds Inc. C&B Mid Cap Equity Portfolio (the "UAM Portfolio"). The operations of the AIC Portfolio prior to the acquisition were those of the predecessor, the UAM Portfolio.
/4/ Returns are for the period indicated and have not been annualized. Total Return would have been lower had certain fees not been waived and expenses assumed by the Advisor during the periods indicated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

20   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

October 31, 2002/2/   October 31, 2001/3/   October 31, 2000   October 31, 1999
-------------------------------------------------------------------------------
   $ 14.19                  $12.78              $ 9.84             $ 9.69


     (0.01)                   0.08                0.07               0.06

     (0.19)                   2.12                3.16               0.15
     (0.20)                   2.20                3.23               0.21

     (0.04)                  (0.09)              (0.08)             (0.06)
     (0.80)                  (0.70)              (0.21)                --
     (0.84)                  (0.79)              (0.29)             (0.06)

   $ 13.15                  $14.19              $12.78             $ 9.84

     (2.09)%                 18.14%              33.78%              2.19%


   $81,390                  $5,934              $1,520             $1,446


      1.37%/5, 6/             1.00%               1.00%              1.00%

     (0.07)%                  0.68%               0.66%              0.70%

        30%                     44%                101%                81%

/5/ Without waivers and/or reimbursements, for the fiscal years ended October 31, 2003 and 2002, these ratios would have been 1.27% and 1.54%, respectively.
/6/  As of March 1, 2002, the expense cap changed from 1.00% to 1.40%.
/7/  Amounts designated as "--" are either $0 or have been rounded to $0.
/8/  Amount is less than $0.01.

                                                     Stock Funds Prospectus   21

                                              This page intentionally left blank
--------------------------------------------------------------------------------

C&B Tax-Managed Value Fund
--------------------------------------------------------------------------------

     Portfolio Managers: A team of investment professionals of the investment sub-adviser, Cooke & Bieler, L.P.

     ---------------------------------------------------------------------------

     Investment Objective

     The C&B Tax-Managed Value Fund seeks maximum long-term, after-tax total return, consistent with minimizing risk to principal.

     ---------------------------------------------------------------------------

     Investment Strategies

     We emphasize investment in common stocks of companies with market capitalizations of $1 billion or more. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions. We attempt to minimize adverse federal income tax consequences for the Fund's shareholders by managing the amount of realized gains, through reduced portfolio turnover. We cannot predict the impact of this strategy on the realization of gains or losses for the Fund. We intend to balance these tax considerations with the pursuit of the Fund's objective, and we reserve the right to engage in short-term trading if market conditions warrant such trading.

     We select securities for the portfolio based on an analysis of a company's financial characteristics, an assessment of the quality of a company's management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We regularly review the investments of the portfolio and sell a portfolio holding when it has achieved its valuation targets, a change in the underlying company's outlook has occurred or more attractive investment alternatives are available.

     We hold a smaller number of securities in the portfolio, usually 30 to 50 companies. This strategy enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest at least 80% of total assets in equity securities.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6. The Fund is managed with a focus on after-tax returns; therefore, it may not provide as high a return before taxes as other funds, and as a result may not be suitable for investors who are not subject to current income tax (for example, those investing through a tax-deferred retirement account, such as an IRA or a 401(k) Plan).

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 26.These considerations are all important to your investment choice.

                                                     Stock Funds Prospectus   23

C&B Tax-Managed Value Fund
--------------------------------------------------------------------------------

The table below shows the financial performance of the Fund's Class D shares. This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The information provided for the fiscal years 2003 and 2002 has been audited by KPMG LLP; the information for prior periods has been audited by a predecessor independent registered public accounting firm. The financial statements and the independent auditor's report are included in the annual report of the Funds, a copy of which is available upon request. The information for the six-month period ended April 30, 2004, is unaudited and is contained in the semi-annual report of the Funds, also available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                             CLASS D SHARES--
                                             COMMENCED ON FEBRUARY 12, 1997
                                             ------------------------------------------
                                             April 30, 2004/1, 2/
For the period ended:                             (unaudited)       October 31, 2003/2/
                                             ------------------------------------------
Net asset value, beginning of period               $ 15.97               $12.94

Income from investment operations:
   Net investment income (loss)                       0.04                 0.09
   Net realized and unrealized gain (loss)
      on investments                                  1.33                 3.05

Total from investment operations                      1.37                 3.14

Less distributions:
   Dividends from net investment income              (0.04)               (0.10)
   Distributions from net realized gain/7/              --                (0.01)

Total from distributions                             (0.04)               (0.11)

Net asset value, end of period                     $ 17.30               $15.97

Total return/4/                                       8.57%               24.42%

Ratios/supplemental data:
   Net assets, end of period (000s)                $15,153               $9,147

Ratios to average net assets:
   Ratio of expenses to average net assets            1.25%                1.25%/5/
   Ratio of net investment income (loss)
      to average net assets                           0.45%                0.65%

Portfolio turnover                                      10%                  31%

/1/  All ratios for the period have been annualized.
/2/  Per share figures calculated using Average Share Method.
/3/ On November 19, 2001, The Advisors' Inner Circle Fund C&B Tax-Managed Value Portfolio (the "AIC Portfolio") acquired the assets of the UAM Funds Inc. C&B Equity for Taxable Investors Portfolio (the "UAM Portfolio"). The operations of the AIC Portfolio prior to the acquisition were those of the predecessor, the UAM Portfolio.
/4/ Returns are for the period indicated and have not been annualized. Total Return would have been lower had certain fees not been waived and expenses assumed by the Advisor during the periods indicated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

24   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
October 31, 2002/2/   October 31, 2001/3/   October 31, 2000   October 31, 1999
-------------------------------------------------------------------------------
    $13.63                  $15.33              $12.87             $12.23


      0.09                    0.13                0.15               0.12

     (0.69)                  (0.39)               2.45               0.64
     (0.60)                  (0.26)               2.60               0.76


     (0.09)                  (0.14)              (0.14)             (0.12)
        --                   (1.30)                 --                 --
     (0.09)                  (1.44)              (0.14)             (0.12)

    $12.94                  $13.63              $15.33             $12.87

     (4.45)%                 (1.96)%             20.32%              6.23%


    $4,799                  $2,623              $2,253             $3,634


      1.19%/5, 6/             1.00%               1.00%              1.00%

      0.66%                   0.94%               0.96%              0.96%

        32%                     16%                  9%                20%

/5/ Without waivers and/or reimbursements, for the fiscal years ended October 31, 2003 and 2002, these ratios would have been 1.76% and 2.63%, respectively.
/6/  As of March 1, 2002, the expense cap changed from 1.00% to 1.25%.
/7/  Amounts designated as "--" are either $0 or have been rounded to $0.

                                                     Stock Funds Prospectus   25

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .    We cannot guarantee that a Fund will meet its investment objective.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

     . The Funds may invest in various derivative instruments. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

26   Stock Funds Prospectus

--------------------------------------------------------------------------------

     What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

     In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

                                                     Stock Funds Prospectus   27

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                              PRINCIPAL RISK(S)   C&B LARGE CAP VALUE   C&B MID CAP VALUE   C&B TAX-MANAGED VALUE
------------------------------------------------------------------------------------------------------------------------------------
Borrowing Policies

The ability to borrow money for temporary        Leverage Risk                .                    .                     .
purposes (e.g. to meet shareholder
redemptions).

Illiquid Securities

A security which may not be sold or disposed     Liquidity Risk                                    .
of in the ordinary course of business within
seven days at the value determined by the
Fund. Limited to 15% of net assets.

Loans of Portfolio Securities

The practice of loaning securities to brokers,   Credit,                      .                    .                     .
dealers and financial institutions to increase   Counter-Party
return on those securities. Loans may be made    and Leverage Risk
up to 1940 Act limits (currently one-third of
total assets, including the value of the
collateral received).

Repurchase Agreements

A transaction in which the seller of a           Credit and                   .                    .                     .
security agrees to buy back the security at an   Counter-Party
agreed upon time and price, usually with         Risk
interest.

28   Stock Funds Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the "Board") supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

--------------------------------------------------------------------------------
                                BOARD OF TRUSTEES
--------------------------------------------------------------------------------
                        Supervises the Funds' activities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           INVESTMENT ADVISER                            CUSTODIAN
--------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC          Wells Fargo Bank, N.A.
525 Market St., San Francisco, CA          6th & Marquette, Minneapolis, MN
Manages the Funds' investment activities   Provides safekeeping for the Funds'
                                           assets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INVESTMENT SUB-ADVISER
--------------------------------------------------------------------------------
                              Cooke & Bieler, L.P.
                               1700 Market Street
                                Philadelphia, PA

                 Responsible for day-to-day portfolio management
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               SHAREHOLDER
                                 TRANSFER                       SERVICING
   ADMINISTRATOR                   AGENT                         AGENTS
--------------------------------------------------------------------------------
Wells Fargo Funds         Boston Financial Data          Various Agents
Management, LLC           Services, Inc.
525 Market Street         Two Heritage Drive
San Francisco, CA         Quincy, MA

Manages the Funds'        Maintains records of           Provide services to
business activities       shares and supervises          customers
                          the payment of dividends
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   FINANCIAL SERVICES FIRMS AND SELLING AGENTS
--------------------------------------------------------------------------------
         Advise current and prospective shareholders on Fund investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  SHAREHOLDERS
--------------------------------------------------------------------------------

                                                     Stock Funds Prospectus   29

Organization and Management of the Funds
--------------------------------------------------------------------------------

     The Investment Adviser

     Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus. As of March 31, 2004, Funds Management managed over $75 billion in mutual fund assets.

     Dormant Multi-Manager Structure

     The Board has adopted a dormant "multi-manager" structure for each Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

     Applicable law generally requires the Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant "multi-manager" structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

     The Sub-Adviser

     Cooke & Bieler, L.P. ("Cooke & Bieler"), a Pennsylvania limited partnership is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951. Cooke & Bieler is the sub-adviser for each of the Funds, and thereby responsible for the day-to-day investment management activities of the Funds. As of March 31, 2004, Cooke & Bieler managed over $3.8 billion in assets.

     Cooke & Bieler is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

     The Administrator

     Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business.

30   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Shareholder Servicing Plan

     We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets.

     The Transfer Agent

     Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds.

                                                     Stock Funds Prospectus   31

A Choice of Share Classes
--------------------------------------------------------------------------------

     After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this
     Prospectus:

     . Class A Shares--with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.

     . Class B Shares--with a contingent deferred sales charge ("CDSC") payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

     . Class C Shares--with a 1.00% CDSC on redemptions made within one year of purchase, and higher ongoing expenses than Class A shares.

     The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

     You may prefer instead to see "every dollar working" from the moment you invest. If so, then consider Class B or Class C shares, which do not have a front-end sales charge. After seven years, Class B shares convert to Class A shares to avoid the higher ongoing expenses assessed against Class B shares. Please see "Class B Share CDSC Schedule" below for further details. Class C shares are similar to Class B shares in that they have higher ongoing expenses than Class A shares; however, Class C shares do not convert to Class A shares, the higher ongoing expenses will be assessed as long as you hold the shares. The choice whether to purchase Class B or Class C shares may depend on how long you intend to hold the shares before redeeming them.

     Orders for Class B shares of $100,000 or more will be refused. For Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, also will be either treated as orders for Class A shares or refused.

     Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the "Reductions and Waivers of Sales Charges" section of the Prospectus beginning on page 34. You may wish to discuss this choice with your financial consultant.

     Class A Share Sales Charge Schedule

     If you choose to buy Class A shares, you will pay the Public Offering Price ("POP") which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases.

32   Stock Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
--------------------------------------------------------------------------------

                                 FRONT-END SALES        FRONT-END SALES
            AMOUNT OF             CHARGE AS % OF      CHARGE AS % OF NET
            PURCHASE          PUBLIC OFFERING PRICE     AMOUNT INVESTED
     ----------------------   ---------------------   ------------------
     Less than $50,000                5.75%                  6.10%
     $50,000 to $99,999               4.75%                  4.99%
     $100,000 to $249,999             3.75%                  3.90%
     $250,000 to $499,999             2.75%                  2.83%
     $500,000 to $999,999             2.00%                  2.04%
     $1,000,000 and over/1/           0.00%                  0.00%

/1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase unless the dealer of record waived its commission with a Fund's approval. Certain exceptions apply (see "CDSC Waivers" and "Waivers for Certain Parties"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     Class B Share CDSC Schedule

     If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "CDSC Waivers" and "Waivers for Certain Parties"). The CDSC schedule is as follows:

--------------------------------------------------------------------------------
CLASS B SHARES HAVE THE FOLLOWING CDSC SCHEDULE:
--------------------------------------------------------------------------------

     REDEMPTION WITHIN   1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS   7 YEARS    8 YEARS
     -----------------   ------   -------   -------   -------   -------   -------   -------    -------
     CDSC                 5.00%    4.00%     3.00%     3.00%     2.00%     1.00%     0.00%    A shares

     The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

     Class C Share Sales Charges

     If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

                                                     Stock Funds Prospectus   33

Reductions and Waivers of Sales Charges
--------------------------------------------------------------------------------

     Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy.

     Class A Share Reductions

     If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

     . You pay no sales charges on Fund shares you buy with reinvested distributions.

     . You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.

     . By signing a Letter of Intent ("LOI"), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

     . Rights of Accumulation ("ROA") allow you to combine the amount you are investing and the total value of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Fund already owned (excluding Class A and WealthBuilder Portfolio shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares.

     . You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of redemption.

     . You may reinvest into a Wells Fargo Fund with no sales charge a required distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 30 days prior to your reinvestment.

     You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

     . a family unit, including children under the age of twenty-one or single trust estate;

     .    a trustee or fiduciary purchasing for a single fiduciary relationship;
          or

     . the members of a "qualified group," which consists of a "company" (as defined under the 1940 Act, as amended), and related parties of such a "company," which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

                   How a Letter of Intent Can Save You Money!

          If you plan to invest, for example, $100,000 in a Wells Fargo Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

34   Stock Funds Prospectus

--------------------------------------------------------------------------------

     CDSC Waivers

     . You pay no CDSC on Fund shares you purchase with reinvested distributions.

     . We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Section 72(t) withdrawal schedule) or mandatory (withdrawals made after age 70 1/2 according to IRS guidelines) distributions from traditional IRAs and certain retirement plans. (See your retirement plan information for details.)

     . We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code Section 72(m)(7).)

     . We waive the CDSC for redemptions made at the direction of Funds Management, for example, in order to complete a merger.

     . We waive the CDSC for Class B and Class C share redemptions if the following criteria are met:

          . redemptions are due to participation in the Systematic Withdrawal Program; and

          . redemptions do not exceed 10% of your Fund assets (including "free" shares) (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Program).

     Waivers for Certain Parties

     If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

     .    Current and retired employees, directors/trustees and officers of:

          .    Wells Fargo Funds (including any predecessor funds);

          .    Wells Fargo & Company and its affiliates; and

          .    family members of any of the above.

     .    Current employees of:

          .    Stephens Inc. and its affiliates;

          .    broker-dealers who act as selling agents; and

          . immediate family members (spouse, sibling, parent or child) of any of the above.

     Contact your selling agent for further information.

     You also may buy Class A shares at NAV if they are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" with whom Wells Fargo Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

     We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

                                                     Stock Funds Prospectus   35

Reductions and Waivers of Sales Charges
--------------------------------------------------------------------------------

     Distribution Plan

     We have adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services, including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are as follows:

     FUND                                                      CLASS B   CLASS C
     ----                                                      -------   -------
     C&B Large Cap Value Fund                                   0.75%     0.75%
     C&B Mid Cap Value Fund                                     0.75%     0.75%
     C&B Tax-Managed Value Fund                                 0.75%     0.75%

     These fees are paid out of the Funds' assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

36   Stock Funds Prospectus

Exchanges
--------------------------------------------------------------------------------

     An exchange between Wells Fargo Funds involves two transactions: a sale of shares of one fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the Prospectus for the fund into which you wish to exchange.

     . Every exchange involves selling fund shares which may produce a capital gain or loss for tax purposes.

     . In general, exchanges may be made between like share classes of any Wells Fargo Fund offered to the general public for investment, with the following exceptions:

          . Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund;

          . Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

     . If you are making an initial investment into a new fund through an exchange, you must exchange at least the minimum first purchase amount for the new fund, unless your balance has fallen below that amount due to market conditions.

     . Any exchange between funds you already own must meet the minimum redemption and subsequent purchase amounts for the funds involved.

     . Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new fund and will be charged the CDSC applicable to the original shares upon redemption.

     . The C&B Tax-Managed Fund imposes a 1.00% redemption fee on shares that are exchanged within one year of purchase. See page 39 for additional information.

     . The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from market timing and excessive trading activity. Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management monitors available trading information and may temporarily suspend or permanently terminate purchase or exchange privileges from investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive would depend on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved.

     Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

                                                     Stock Funds Prospectus   37

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares

     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on a Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"); and if there is no sale, based on the latest quoted bid price. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable, and if not, what fair value to assign to the security. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

     . We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange (ONYSEO) at 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

     . Requests to buy or sell shares of the Funds are processed each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests received in proper form before this time are processed the same day. Requests received after the cutoff time are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

38   Stock Funds Prospectus

--------------------------------------------------------------------------------

     You  Can Buy Fund Shares

     . By opening an account directly with the Fund (simply complete and return a Wells Fargo Funds Application with proper payment);

     .    Through a brokerage account with an approved selling agent; or

     . Through certain retirement, benefit and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

     In addition to payments received from the Funds, selling agents or shareholder servicing agents may receive significant additional payments directly from the adviser, the distributor or their affiliates in connection with the sale of Fund shares. These amounts may include fixed dollar amounts, per account fees or a percentage of sales or assets, and may involve up-front or ongoing payments. Agents may agree to provide a variety of marketing or servicing advantages to the Funds in return for the payments. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or make investment decisions on behalf of clients. Payments made with respect to the Funds may differ from those made with respect to other mutual funds available through the agent and could influence the agent's recommendations or decisions. Prospective investors should consult with their selling or shareholder servicing agent if they wish to request further information regarding these matters.

     Minimum Investments

     .    $1,000 per Fund minimum initial investment; or

     .    $100 per Fund if you use the Systematic Purchase Program; and

     .    $100 per Fund for all investments after your initial investment.

     We may waive the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

     Small Account Redemptions

     We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption, and we will provide you with the opportunity to make additional investments that will bring your account above the minimum investment amount. Account redemptions are net of any applicable CDSC. Please contact your selling agent for further details.

     Redemption Fee

     For the C&B Tax-Managed Value Fund, a 1.00% redemption fee will be assessed on the NAV of Class A shares redeemed or exchanged within one year after purchase and will be deducted from the redemption proceeds otherwise payable to the shareholder. The redemption fee for the Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.

     To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

                                                     Stock Funds Prospectus   39

Your Account
--------------------------------------------------------------------------------

     The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances:

     .    shares that were purchased with reinvested distributions.

     . in order to meet scheduled (Internal Revenue Section 72(t) withdrawal schedule) or mandatory (withdrawals made after age 70 1/2 according to IRS guidelines) distributions from traditional IRAs and certain retirement plans. (See your retirement plan information for details.)

     . in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by Internal Revenue Code Section 72(m)(7).)

     . at the direction of Funds Management, for example, in order to complete a merger.

     .    due to participation in the Systematic Withdrawal Program.

     In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Fund generally will not assess a redemption fee on redemptions of shares held through such accounts.

40   Stock Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

     The following section explains how you can buy shares directly from Wells Fargo Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

     In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day's NAV.

     ---------------------------------------------------------------------------
     BY MAIL
     ---------------------------------------------------------------------------
     IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
     ---------------------------------------------------------------------------

     . Complete a Wells Fargo Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest (If no choice is indicated, Class A shares will be designated). Your account will be credited on the business day that the transfer agent receives your application and payment in proper order. Failure to complete an Application properly may result in a delay in processing your request.

     . Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example, "Wells Fargo C&B Large Cap Value Fund, Class A." Please note that checks made payable to any entity other than the full Fund name or "Wells Fargo Funds" will be returned to you.

     . All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

     . You may start your account with $100 if you elect the Systematic Purchase Plan option on the Application.

     .    Mail to: Wells Fargo Funds       Overnight Mail Only: Wells Fargo Funds
                   P.O. Box 8266                                ATTN: CCSU-Boston Financial
                   Boston, MA 02266-8266                        66 Brooks Drive
                                                                Braintree, MA 02184

--------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------

     . Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

     . Enclose an investment slip or the payment stub/card from your statement if available. To request a booklet of investment slips, please contact Investor Services at 1-800-222-8222.

     .    Mail to: Wells Fargo Funds
              P.O. Box 8266
              Boston, MA 02266-8266

                                                     Stock Funds Prospectus   41

Your Account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------

     . You must first call Investor Services at 1-800-222-8222, option 0, to notify them of an incoming wire trade.

     . If you do not currently have an account, complete a Wells Fargo Funds Application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.

     .    All purchases must be made with U.S. dollars.

     . Mail the completed application. Your account will be credited on the business day that the transfer agent receives your application and payment in proper order.

     .    Overnight Application to:   Wells Fargo Funds
                                      ATTN: CCSU-Boston Financial
                                      66 Brooks Drive
                                      Braintree, MA 02184

     .    Wire money to:              State Street Bank & Trust       Attention:
                                      Boston, MA                      Wells Fargo Funds (Name
                                                                      of Fund, Account Number
                                      Bank Routing Number:            and Share Class)
                                      ABA 011000028
                                                                      Account Name:
                                      Wire Purchase Account Number:   (Registration Name
                                      9905-437-1                      Indicated on Application)

--------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------

     . Instruct your wiring bank to transmit at least $100 according to the instructions given below. Be sure to have the wiring bank include your current account number and the name your account is registered in.

     .    Wire money to:   State Street Bank & Trust       Attention:
                           Boston, MA                      Wells Fargo Funds (Name
                                                           of Fund, Account Number
                           Bank Routing Number:            and Share Class)
                           ABA 011000028
                                                           Account Name:
                           Wire Purchase Account Number:   (Registration Name
                           9905-437-1                      Indicated on Account)

42   Stock Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------

     You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Funds Account. If you do not currently have an Account, complete a Wells Fargo Fund Application. Refer to the previous section on buying shares for the first time by mail.

     To buy into a new Fund, call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative, or option 1 to use our Automated Voice Response Service to either:

          .    transfer at least $1,000 from a linked settlement account, or

          . exchange at least $1,000 worth of shares from an existing Wells Fargo Funds Account.

--------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------

     To buy additional shares, call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative, or option 1 to use our Automated Voice Response Service to either:

          .    transfer at least $100 from a linked settlement account, or

          . exchange at least $100 worth of shares from an existing Wells Fargo Funds Account.

--------------------------------------------------------------------------------
BY INTERNET ACCESS
--------------------------------------------------------------------------------
IF YOU ARE BUYING SHARES FOR THE FIRST TIME:
--------------------------------------------------------------------------------

     You can only make your first purchase of a Fund by Internet if you already have an existing Wells Fargo Funds Account. If you do not currently have an Account, complete a Wells Fargo Fund Application. Refer to the previous section on buying shares for the first time by mail.

     To buy into a new Fund, visit our website at www.wellsfargofunds.com, and click on "Wells Fargo FundLink(SM)" to either:

          .    transfer at least $1,000 from a linked settlement account or,

          . exchange at least $1,000 worth of shares from an existing Wells Fargo Funds Account.

--------------------------------------------------------------------------------
IF YOU ARE BUYING ADDITIONAL SHARES:
--------------------------------------------------------------------------------

     To buy additional shares, visit our website at www.wellsfargofunds.com, and click on "Wells Fargo FundLink(SM)" to either:

          .    transfer at least $100 from a linked settlement account, or

          . exchange at least $100 worth of shares from an existing Wells Fargo Funds Account.

     Further information is available by calling Investor Services at 1-800-222-8222.

                                                     Stock Funds Prospectus   43

Your Account
--------------------------------------------------------------------------------

     The following section explains how you can sell shares held directly through an account with Wells Fargo Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

--------------------------------------------------------------------------------
BY MAIL
--------------------------------------------------------------------------------

     . Write a "Letter of Instruction" stating your name, your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").

     . Make sure all the account owners sign the request exactly as their names appear on the account application.

     . You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

     . Signature Guarantees are required for mailed redemption requests if the request is over $50,000, if the address on your account was changed within the last 30 days, or if the redemption is made payable to a third party. You can get a medallion guarantee at a financial institution, such as a bank or brokerage house. We do not accept notarized signatures.

     .    Mail to:   Wells Fargo Funds
                     P.O. Box 8266
                     Boston, MA 02266-8266

--------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------

     . Call Investor Services at 1-800-222-8222, option 0 for an Investor Service Representative, or option 1 to use our Automated Voice Response Service, to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number.

     . Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.

     . You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.

     . Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.

     . Telephone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.

     . We will not mail the proceeds of a telephone redemption request if the address on your account was changed in the last 30 days.

44   Stock Funds Prospectus

                                                              How to Sell Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BY INTERNET ACCESS
--------------------------------------------------------------------------------

     . Shareholders with an existing Wells Fargo Funds Account may use the Internet to redeem shares of a Fund via the Internet.

     . Visit our website at www.wellsfargofunds.com to process your redemption request. You may request that redemption proceeds (minimum $100 to $50,000) be sent to you by check to your address of record, by ACH transfer into a linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or wiring funds. We reserve the right to charge a fee for wiring funds although it is not our current practice to do so. Please contact your bank to verify any charges that they may assess for an incoming wire transfer.

     Further information is available by calling Investor Services at 1-800-222-8222.

--------------------------------------------------------------------------------
GENERAL NOTES FOR SELLING SHARES
--------------------------------------------------------------------------------

     . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff time are processed on the same business day.

     .    Your redemptions are net of any applicable CDSC.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or Systematic Purchase Program, have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

                                                     Stock Funds Prospectus   45

Additional Services and Other Information
--------------------------------------------------------------------------------

     Automatic Programs

     These programs help you conveniently purchase and/or redeem shares each month. Once you select a Program, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222, option 0, for more information.

     . Systematic Purchase Program--With this program, you can regularly purchase shares of a Wells Fargo Fund with money automatically transferred from a linked bank account. Simply select the Fund and class you would like to purchase, and specify an amount of at least $100.

     . Systematic Exchange Program--With this program, you can regularly exchange shares of a Wells Fargo Fund you own for shares of another Wells Fargo Fund. The exchange amount must be at least $100. See the "Exchanges" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

     . Systematic Withdrawal Program--With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100. To participate in this program, you:

          .    must have a Fund account valued at $10,000 or more;

          .    must have your distributions reinvested; and

          .    may not simultaneously participate in the Systematic Purchase
               Program.

     It generally takes about ten days to establish a Program once we have received your instructions. It generally takes about five days to change or cancel participation in a Program. We may automatically cancel your program if the linked bank account you specified is closed, or for other reasons.

     Income and Gain Distributions

     The Funds in this Prospectus make distributions of any net investment income and realized capital gains at least annually.

     We offer the following distribution options:

     . Automatic Reinvestment Option--Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.

     . Check Payment Option--Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

     . Bank Account Payment Option--Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Fund account. In order to establish a new linked bank account, you must send a written medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

     . Directed Distribution Purchase Option--Lets you buy shares of a different Wells Fargo Fund of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

     Remember, distributions have the effect of reducing NAV per share by the amount distributed.

46   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Taxes

     The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or taxexempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

     We will pass on to a Fund's shareholders substantially all of a Fund's net investment income and realized capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

     An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges after May 5, 2003. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you with respect to your Fund shares, and by the Fund with respect to the stocks it holds that are producing such dividends. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income. Absent further legislation, these reduced rates will expire after December 31, 2008.

     Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

     If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Funds have built up, or the potential to build up, high levels of unrealized appreciation.

     Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

     In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

     Request for Multiple Copies of Shareholder Documents

     To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your selling agent.

                                                     Stock Funds Prospectus   47

Glossary
--------------------------------------------------------------------------------

We provide the          ACH
following definitions
to assist you in        Refers to the "Automated Clearing House" system
reading this            maintained by the Federal Reserve Bank, which banks use
Prospectus. For a       to process checks, transfer funds and perform other
more complete           tasks.
understanding of
these terms you         Business Day
should consult your
Investment              Any day the New York Stock Exchange is open is a
Professional.           business day for the Funds.

                        Capitalization

                        When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

                        Derivatives

                        Securities whose values are derived in part from the value of another security or index. An example is a stock option.

                        Distributions

                        Disbursements of net investment income, realized capital gain and/or capital made by a Fund to its shareholders.

                        FDIC

                        The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

                        Liquidity

                        The ability to readily sell a security at a fair price.

                        Medallion Guarantee

                        A guarantee given by a financial institution that has verified the identity of the maker of a signature.

                        Money Market Instruments

                        High quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

                        Net Asset Value ("NAV")

                        The value of a single fund share. It is determined by adding together all of a fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

                        Public Offering Price ("POP")

                        The NAV with the sales load added.

                        Repurchase Agreement

                        An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

                        Selling Agent

                        A firm that has an agreement with the Funds' distributor allowing it to sell a Fund's shares.

48   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Shareholder Servicing Agent

     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

     Statement of Additional Information

     A document that supplements the disclosure made in the Prospectus.

     Taxpayer Identification Number

     Usually the social security number for an individual or the Employer Identification Number for a corporation.

     Total Return

     The annual return on an investment in a mutual fund including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

     Undervalued

     Describes a stock that is believed to be worth more than its current price.

     U.S. Government Obligations

     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                                                     Stock Funds Prospectus   49

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:   Write to:
                                                       Wells Fargo Funds
     STATEMENT OF ADDITIONAL INFORMATION               P.O. Box 8266
                                                       Boston, MA 02266-8266; or
     supplements the disclosures made by this
     Prospectus. The Statement of Additional           Visit the SEC's website at http://www.sec.gov
     Information has been filed with the SEC and
     incorporated by reference into this Prospectus    REQUEST COPIES FOR A FEE BY WRITING TO:
     and is legally part of this Prospectus.           SEC Public Reference Room
                                                       Washington, DC 20549-6009; or
     ANNUAL/SEMI-ANNUAL REPORTS                        by electronic request at publicinfo@sec.gov
                                                       Call: 1-800-SEC-0330 for details
     provide certain financial and other important
     information, including a discussion of the        ADDITIONAL SERVICES QUESTIONS CAN BE
     market conditions and investment strategies       ANSWERED BY CALLING YOUR INVESTMENT
     that significantly affected Fund performance      PROFESSIONAL
     over the reporting period.

     THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

     Call: 1-800-222-8222, or visit our website at www.wellsfargofunds.com.

 P070 (7/04)
ICA Reg. No.   ------------------------------------------------------           [GRAPHIC]
  811-09253    NOT FDIC INSURED -  NO BANK GUARANTEE - MAY LOSE VALUE   Printed on Recycled Paper
   #530771     ------------------------------------------------------

                                                        [LOGO] WELLS FARGO FUNDS

[GRAPHIC]

Wells Fargo Stock Funds

                                      Prospectus

                                      Wells Fargo C&B Large Cap Value Fund(SM)

                                      Wells Fargo C&B Mid Cap Value Fund(SM)

                                      Wells Fargo C&B Tax-Managed Value Fund(SM)

                                      Institutional Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                   July 26, 2004

                           (INTENTIONALLY LEFT BLANK)

Table of Contents                                                    Stock Funds
--------------------------------------------------------------------------------

Overview                        Objectives and Principal Strategies            4

Important summary information   Summary of Important Risks                     6
about the Funds.
                                Performance History                            8

                                Summary of Expenses                           12

--------------------------------------------------------------------------------
The Funds                       Key Information                               14

Important information about     C&B Large Cap Value Fund                      15
the individual Funds.
                                C&B Mid Cap Value Fund                        19

                                C&B Tax-Managed Value Fund                    23

                                Additional Strategies and
                                   General Investment Risks                   26

                                Organization and Management
                                   of the Funds                               30

--------------------------------------------------------------------------------
Your Investment                 Your Account                                  34

How to open an account and         How to Buy Shares                          35
how to buy, sell and exchange
Fund shares.                       How to Sell Shares                         36

                                   Exchanges                                  37

--------------------------------------------------------------------------------
Reference                       Other Information                             38

Additional information and      Glossary                                      40
term definitions.

Stock Funds Overview
--------------------------------------------------------------------------------

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

--------------------------------------------------------------------------------
FUND                               OBJECTIVE
--------------------------------------------------------------------------------

C&B Large Cap Value Fund           Seeks maximum long-term total return,
                                   consistent with minimizing risk to principal.

C&B Mid Cap Value Fund             Seeks maximum long-term total return,
                                   consistent with minimizing risk to principal.

C&B Tax-Managed Value Fund         Seeks maximum long-term, after-tax total
                                   return, consistent with minimizing risk to principal.

4   Stock Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

     We principally invest in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

     We principally invest in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap Value Index. As of December 31, 2003, this range was $500 million to $16 billion, and is expected to change frequently. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions.

     We emphasize investment in common stocks of companies with market capitalizations of $1 billion or more. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions. We attempt to minimize adverse federal income tax consequences for the Fund's shareholders by managing the amount of realized gains, through reduced portfolio turnover.

                                                      Stock Funds Prospectus   5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

..    the individual Fund descriptions beginning on page 15;

..    the "Additional Strategies and General Investment Risks" section beginning on page 26; and

..    the Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
COMMON RISKS FOR THE FUNDS
--------------------------------------------------------------------------------

     Equity Securities

     The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stocks and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. There is no guarantee that stocks selected as undervalued using a value style approach will perform as expected. Generally, stocks of larger companies tend to be less volatile and more liquid than stocks of smaller companies. Because the Funds typically invest in 30 to 50 companies, the value of an investment in one of the Funds will vary more in response to developments or changes affecting the market value of particular stocks than an investment in a mutual fund that is more broadly diversified.

--------------------------------------------------------------------------------
FUND                          SPECIFIC RISKS
--------------------------------------------------------------------------------
C&B Large Cap Value Fund      The Fund is primarily subject to the risks
                              described above.

C&B Mid Cap Value Fund        The Fund is primarily subject to the risks
                              described above. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies.

C&B Tax-Managed Value Fund    The Fund is primarily subject to the risks
                              described above. The Fund is managed with a focus on after-tax returns; therefore, it may not provide as high a return before taxes as other funds, and as a result may not be suitable for investors who are not subject to current income tax (for example, those investing through a taxdeferred retirement account, such as an Individual Retirement Account ("IRA") or a 401(k)
                              Plan).

6   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Performance History
--------------------------------------------------------------------------------

     The following information shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broadbased index.

     Please remember that past performance is no guarantee of future results.

     Effective at the close of business on July 23, 2004, the Wells Fargo C&B Large Cap Value Fund, Wells Fargo C&B Mid Cap Value Fund and Wells Fargo C&B Tax-Managed Value Fund were organized as the successor funds to the C&B Large Cap Value Portfolio, C&B Mid Cap Value Portfolio and C&B Tax-Managed Value Portfolio, respectively. The historical performance information shown for each successor fund for periods prior to each fund's reorganization date reflects the historical information for its predecessor.

     C&B Large Cap Value Fund Institutional Class Calendar Year Returns*/1/

      '94    '95     '96     '97     '98    '99    '00     '01     '02      '03
     ----   -----   -----   -----   ----   ----   -----   ----   ------    -----
     1.35%  31.91%  20.22%  27.98%  8.04%  2.06%  19.49%  6.59%  (10.89)%  33.46%

     Best Qtr.: Q2 '03 . 20.94%  Worst Qtr.: Q3 '02 . (17.54)%

     * Performance shown reflects the performance of the Fund's Class D shares. The Fund's year-to-date performance through March 31, 2004, was 3.99%.

8   Stock Funds Prospectus

--------------------------------------------------------------------------------

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through taxdeferred arrangements, such as 401(k) plans, or IRAs.

     Average Annual Total Returns/1/

     for the period ended 12/31/03                1 year   5 years   10 years
     ------------------------------------------   ------   -------   --------
     Institutional Class Returns Before Taxes
        (Incept. 7/26/2004)                       33.46%    9.10%     13.14%

     Institutional Class Returns After Taxes
        on Distributions                          33.31%    5.67%      9.04%

     Institutional Class Returns After Taxes on
        Distributions and Sale of Fund Shares     21.91%    6.31%      9.49%

     S&P 500 Index/2/
        (reflects no deduction for expenses
        or taxes)                                 28.69%   (0.57)%    11.07%

     Russell 1000 Value Index
        (reflects no deduction for expenses
        or taxes)                                 30.03%    3.56%     11.88%

/1/ Performance shown reflects the performance of the Fund's Class D shares, and includes expenses that are not applicable to and are higher than those of this Class. The annual returns of the Class D shares are substantially similar to what this Class's returns would be, because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses. The Fund's Class D shares incepted on May 15, 1990.
/2/  S&P 500 is a registered trademark of Standard & Poor's.

                                                      Stock Funds Prospectus   9

Performance History
--------------------------------------------------------------------------------

     C&B Mid Cap Value Fund Institutional Class Calendar Year Returns*/1/

      '99     '00      '01     '02      '03
     -----   -----    -----   -----    -----
     (0.19)% 41.03%   25.16%  (9.50)%  38.99%

     Best Qtr.: Q2 '99 . 20.78%  Worst Qtr.: Q3 '02 . (20.75)%

     * Performance shown reflects the performance of the Fund's Class D shares. The Fund's year-to-date performance through March 31, 2004, was 3.62%.

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through taxdeferred arrangements, such as 401(k) plans, or IRAs.

     Average Annual Total Returns/1/

                                                                     Life of
     for the period ended 12/31/03                1 year   5 years     Fund
     ------------------------------------------   ------   -------   -------
     Institutional Class Returns Before Taxes
        (Incept. 7/26/2004)                        38.99%   17.25%    14.66%

     Institutional Class Returns After Taxes
        on Distributions                           38.77%   15.97%    13.54%

     Institutional Class Returns After Taxes on
        Distributions and Sale of Fund Shares      25.60%   14.35%    12.19%

     Russell Midcap Value Index
        (reflects no deduction for expenses
        or taxes)                                  38.07%    8.73%     7.71%

     Russell Midcap Index
        (reflects no deduction for expenses
        or taxes)                                  40.06%    7.23%     8.17%

/1/ Performance shown reflects the performance of the Fund's Class D shares, and includes expenses that are not applicable to and are higher than those of this Class. The annual returns of the Class D shares are substantially similar to what this Class's returns would be, because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses. The Fund's Class D shares incepted on February 18, 1998.

10   Stock Funds Prospectus

--------------------------------------------------------------------------------

     C&B Tax-Managed Value Fund Institutional Class Calendar Year Returns*/1/

     '98    '99     '00     '01     '02     '03
     ----   ----   -----   -----   -----   -----
     9.38%  5.55%  21.79%  (0.97)% (7.28)% 28.10%

     Best Qtr.: Q2 '03 . 19.60% Worst Qtr.: Q3 '02 . (14.88)%

     * Performance shown reflects the performance of the Fund's Class D shares. The Fund's year-to-date performance through March 31, 2004, was 3.04%.

     The table below provides average annual total return information, both before and after taxes, for the Fund's Institutional Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through taxdeferred arrangements, such as 401(k) plans, or IRAs.

     Average Annual Total Returns/1/

                                                                     Life of
     for the period ended 12/31/03                1 year   5 years     Fund
     ------------------------------------------   ------   -------   -------
     Institutional Class Returns Before Taxes
        (Incept. 7/26/2004)                        28.10%    8.62%    10.47%
     Institutional Class Returns After Taxes
        on Distributions                           27.97%    7.92%     9.81%
     Institutional Class Returns After Taxes on
        Distributions and Sale of Fund Shares      18.40%    7.13%     8.85%
     S&P 500 Index/2/
        (reflects no deduction for expenses or
        taxes)                                     28.69%   (0.57)%    6.43%
     Russell 1000 Value Index
        (reflects no deduction for expenses or
        taxes)                                     30.03%    3.56%     8.35%

/1/ Performance shown reflects the performance of the Fund's Class D shares, and includes expenses that are not applicable to and are higher than those of this Class. The annual returns of the Class D shares are substantially similar to what this Class's returns would be, because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses. The Fund's Class D shares incepted on February 12, 1997.
/2/  S&P 500 is a registered trademark of Standard & Poor's.

                                                     Stock Funds Prospectus   11

Stock Funds
--------------------------------------------------------------------------------

     These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------
                                                                       All Funds
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
   purchases
   (as a percentage of offering price)                                   None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
   (as percentage of the Net Asset Value
      ("NAV") at purchase)                                               None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                       C&B Large Cap   C&B Mid Cap   C&B Tax-Managed
                                        Value Fund      Value Fund      Value Fund
------------------------------------------------------------------------------------
Management Fees/1/                         0.75%          0.75%           0.75%
Distribution (12b-1) Fees                  0.00%          0.00%           0.00%
Other Expenses/2/                          0.68%          0.41%           0.61%
------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES       1.43%          1.16%           1.36%
------------------------------------------------------------------------------------
Fee Waivers                                0.48%          0.01%           0.41%
------------------------------------------------------------------------------------
NET EXPENSES/3/                            0.95%          1.15%           0.95%
------------------------------------------------------------------------------------

/1/ Effective August 1, 2004, the Fund's investment adviser will implement a breakpoint schedule for each Fund's management fee. The management fee charged to a Fund will decline as the Fund's assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The breakpoint schedule for each Fund is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher. Please see the Statement of Additional Information for further details.
/2/ Other expenses are based on estimates for the current fiscal year and include various Fund start-up expenses, which will only be incurred in the first year of the Fund's operation. Without including these first year expenses, the Gross Operating Expense ratio for the Wells Fargo C&B Large Cap Value Fund would be 1.29%, for the Wells Fargo C&B Mid Cap Value Fund would be 1.15%, and for the Wells Fargo C&B Tax-Managed Value Fund would be 1.21%. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
/3/ The adviser has committed through February 28, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

12   Stock Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------------
                                   C&B Large Cap   C&B Mid Cap   C&B Tax-Managed
                                     Value Fund     Value Fund      Value Fund
--------------------------------------------------------------------------------
1 YEAR                                 $   97         $  117          $   97
3 YEARS                                $  339         $  365          $  331
5 YEARS                                $  639         $  633          $  612
10 YEARS                               $1,491         $1,398          $1,415
--------------------------------------------------------------------------------

                                                     Stock Funds Prospectus   13

Key Information
--------------------------------------------------------------------------------

     In this Prospectus, "we" generally refers to Wells Fargo Funds Trust (the "Trust"), or Wells Fargo Funds Management, LLC ("Funds Management"), the Funds' investment adviser. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:

     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies

     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

     .    what the Fund is trying to achieve;

     .    how we intend to invest your money; and

     . what makes the Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments

     A summary of each Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning "80% of the Fund's assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

     ---------------------------------------------------------------------------

     Important Risk Factors

     Describes the key risk factors for each Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

     Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

14   Stock Funds Prospectus

C&B Large Cap Value Fund
--------------------------------------------------------------------------------

     Portfolio Managers: A team of investment professionals of the investment sub-adviser, Cooke & Bieler, L.P.

     ---------------------------------------------------------------------------

     Investment Objective

     The C&B Large Cap Value Fund seeks maximum long-term total return, consistent with minimizing risk to principal.

     ---------------------------------------------------------------------------

     Investment Strategies

     We principally invest in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

     We select securities for the portfolio based on an analysis of a company's financial characteristics, an assessment of the quality of a company's management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We regularly review the investments of the portfolio and sell a portfolio holding when it has achieved its valuation targets, a change in the underlying company's outlook has occurred or more attractive investment alternatives are available.

     We hold a smaller number of securities in the portfolio, usually 30 to 50 companies. This strategy enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 26. These considerations are all important to your investment choice.

                                                     Stock Funds Prospectus   15

C&B Large Cap Value Fund
--------------------------------------------------------------------------------

The table below shows the financial performance of the Fund's Class D shares. This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The information provided for the fiscal years 2003 and 2002 has been audited by KPMG LLP; the information for prior periods has been audited by a predecessor independent registered public accounting firm. The financial statements and the independent auditor's report are included in the annual report of the Funds, a copy of which is available upon request. The information for the six-month period ended April 30, 2004, is unaudited and is contained in the semi-annual report of the Funds, also available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                             CLASS D SHARES--
                                             COMMENCED ON MAY 15, 1990
                                             ------------------------------------------
                                             April 30, 2004/1, 2/   October 31, 2003/2/
                                                 (unaudited)
                                             ------------------------------------------
For the period ended:

Net asset value, beginning of period               $  7.42               $  6.49

Income from investment operations:
   Net investment income (loss)                       0.02                  0.05
   Net realized and unrealized gain (loss)
      on investments                                  0.68                  1.61

Total from investment operations                      0.70                  1.66

Less distributions:
   Dividends from net investment income              (0.02)                (0.05)
   Distributions from net realized gain                 --                 (0.68)

Total from distributions                             (0.02)                (0.73)

Net asset value, end of period                     $  8.10               $  7.42

Total return/4/                                       9.47%                28.34%

Ratios/supplemental data:
   Net assets, end of period (000s)                $25,248               $20,419

Ratios to average net assets:
   Ratio of expenses to average net assets            1.15%                 1.16%/5/
   Ratio of net investment income (loss)
      to average net assets                           0.56%                 0.76%

Portfolio turnover                                      12%                   26%

/1/  All ratios for the period have been annualized.
/2/  Per share figures calculated using Average Shares Method.
/3/ On November 19, 2001, The Advisors' Inner Circle Fund C&B Large Cap Value Portfolio (the "AIC Portfolio") acquired the assets of the UAM Funds Inc. C&B Equity Portfolio (the "UAM Portfolio"). The operations of the AIC Portfolio prior to the acquisition were those of the predecessor, the UAM Portfolio.
/4/ Returns are for the period indicated and have not been annualized. Total Return would have been lower had certain fees not been waived and expenses assumed by the Advisor during the periods indicated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
/5/ Without waivers and/or reimbursements, for the fiscal years ended October 31, 2003 and 2002, these ratios would have been 1.20% and 1.60%, respectively.
/6/  As of March 1, 2002, the expense cap changed from 1.00% to 1.25%.

16   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
October 31, 2002/2/   October 31, 2001/3/   October 31, 2000   October 31, 1999
-------------------------------------------------------------------------------



  $  7.13                   $  8.71             $ 12.06             $ 13.58


     0.05                      0.07                0.12                0.16

    (0.38)                     0.27                0.54                0.72

    (0.33)                     0.34                0.66                0.88


    (0.05)                    (0.11)              (0.09)              (0.16)
    (0.26)                    (1.81)              (3.92)              (2.24)

    (0.31)                    (1.92)              (4.01)              (2.40)

  $  6.49                   $  7.13             $  8.71             $ 12.06

    (5.14)%                    4.50%              10.89%               7.73%


  $14,383                   $38,850             $35,251             $73,292


     1.14%/5, 6/               1.00%               1.00%               0.89%

     0.59%                     0.91%               1.16%               1.12%

       39%                       41%                 48%                 43%

                                                     Stock Funds Prospectus   17

                                              This page intentionally left blank
--------------------------------------------------------------------------------

C&B Mid Cap Value Fund
--------------------------------------------------------------------------------

     Portfolio Managers: A team of investment professionals of the investment sub-adviser, Cooke & Bieler, L.P.

     ---------------------------------------------------------------------------

     Investment Objective

     The C&B Mid Cap Value Fund seeks maximum long-term total return, consistent with minimizing risk to principal.

     ---------------------------------------------------------------------------

     Investment Strategies

     We principally invest in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap Value Index. As of December 31, 2003, this range was $500 million to $16 billion, and is expected to change frequently. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions.

     We select securities for the portfolio based on an analysis of a company's financial characteristics, an assessment of the quality of a company's management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We regularly review the investments of the portfolio and sell a portfolio holding when it has achieved its valuation targets, a change in the underlying company's outlook has occurred or more attractive investment alternatives are available.

     We hold a smaller number of securities in the portfolio, usually 30 to 50 companies. This strategy enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest at least 80% of the Fund's assets in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap Value Index.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies.

     You should consider these risks along with the "Additional Risks and General Investment Risks" section beginning on page 26. These considerations are all important to your investment choice.

                                                     Stock Funds Prospectus   19

C&B Mid Cap Value Fund
--------------------------------------------------------------------------------

The table below shows the financial performance of the Fund's Class D shares. This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The information provided for the fiscal years 2003 and 2002 has been audited by KPMG LLP; the information for prior periods has been audited by a predecessor independent registered public accounting firm. The financial statements and the independent auditor's report are included in the annual report of the Funds, a copy of which is available upon request. The information for the six-month period ended April 30, 2004, is unaudited and is contained in the semi-annual report of the Funds, also available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                             CLASS D SHARES--COMMENCED ON
                                             FEBRUARY 18, 1998
                                             ------------------------------------------
                                             April 30, 2004/1, 2/   October 31, 2003/2/
                                                  (unaudited)
                                             ------------------------------------------
For the period ended:

Net asset value, beginning of period                $  17.96              $  13.15

Income from investment operations:
   Net investment income (loss)/7/                        --                    --
   Net realized and unrealized gain (loss)
      on investments                                    1.27                  4.83

Total from investment operations                        1.27                  4.83

Less distributions:
   Dividends from net investment income                (0.00)/8/             (0.02)
   Distributions from net realized gain/7/             (0.17)                   --

Total from distributions                               (0.17)                (0.02)

Net asset value, end of period                      $  19.06              $  17.96

Total return/4/                                         7.14%                36.76%

Ratios/supplemental data:
   Net assets, end of period (000s)                 $477,614              $301,513

Ratios to average net assets:
   Ratio of expenses to average net assets              1.07%                 1.27%/5/
   Ratio of net investment income (loss)
      to average net assets                             0.02%                 0.01%

Portfolio turnover                                        19%                   18%

/1/  All ratios for the period have been annualized.
/2/  Per share figures calculated using Average Shares Method.
/3/ On November 19, 2001, The Advisors' Inner Circle Fund C&B Mid Cap Value Portfolio (the "AIC Portfolio") acquired the assets of the UAM Funds Inc. C&B Mid Cap Equity Portfolio (the "UAM Portfolio"). The operations of the AIC Portfolio prior to the acquisition were those of the predecessor, the UAM Portfolio.
/4/ Returns are for the period indicated and have not been annualized. Total Return would have been lower had certain fees not been waived and expenses assumed by the Advisor during the periods indicated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

20   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
October 31, 2002/2/   October 31, 2001/3/   October 31, 2000   October 31, 1999
--------------------------------------------------------------------------------



   $ 14.19                   $12.78              $ 9.84             $ 9.69


     (0.01)                    0.08                0.07               0.06

     (0.19)                    2.12                3.16               0.15

     (0.20)                    2.20                3.23               0.21


     (0.04)                   (0.09)              (0.08)             (0.06)
     (0.80)                   (0.70)              (0.21)                --

     (0.84)                   (0.79)              (0.29)             (0.06)

   $ 13.15                   $14.19              $12.78             $ 9.84

     (2.09)%                  18.14%              33.78%              2.19%


   $81,390                   $5,934              $1,520             $1,446


      1.37%/5, 6/              1.00%               1.00%              1.00%

     (0.07)%                   0.68%               0.66%              0.70%

        30%                      44%                101%                81%

/5/ Without waivers and/or reimbursements, for the fiscal years ended October 31, 2003 and 2002, these ratios would have been 1.27% and 1.54%, respectively.
/6/  As of March 1, 2002, the expense cap changed from 1.00% to 1.40%.
/7/  Amounts designated as "--" are either $0 or have been rounded to $0.
/8/  Amount is less than $0.01.

                                                     Stock Funds Prospectus   21

                                              This page intentionally left blank
--------------------------------------------------------------------------------

C&B Tax-Managed Value Fund
--------------------------------------------------------------------------------

     Portfolio Managers: A team of investment professionals of the investment sub-adviser, Cooke & Bieler, L.P.

     ---------------------------------------------------------------------------

     Investment Objective

     The C&B Tax-Managed Value Fund seeks maximum long term, after-tax total return, consistent with minimizing risk to principal.

     ---------------------------------------------------------------------------

     Investment Strategies

     We emphasize investment in common stocks of companies with market capitalizations of $1 billion or more. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions. We attempt to minimize adverse federal income tax consequences for the Fund's shareholders by managing the amount of realized gains, through reduced portfolio turnover. We cannot predict the impact of this strategy on the realization of gains or losses for the Fund. We intend to balance these tax considerations with the pursuit of the Fund's objective, and we reserve the right to engage in short-term trading if market conditions warrant such trading.

     We select securities for the portfolio based on an analysis of a company's financial characteristics, an assessment of the quality of a company's management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We regularly review the investments of the portfolio and sell a portfolio holding when it has achieved its valuation targets, a change in the underlying company's outlook has occurred or more attractive investment alternatives are available.

     We hold a smaller number of securities in the portfolio, usually 30 to 50 companies. This strategy enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest at least 80% of total assets in equity securities.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6. The Fund is managed with a focus on after-tax returns; therefore, it may not provide as high a return before taxes as other funds, and as a result may not be suitable for investors who are not subject to current income tax (for example, those investing through a tax-deferred retirement account, such as an IRA or a 401(k) Plan).

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 26. These considerations are all important to your investment choice.

                                                     Stock Funds Prospectus   23

C&B Tax-Managed Value Fund
--------------------------------------------------------------------------------

The table below shows the financial performance of the Fund's Class D shares. This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The information provided for the fiscal years 2003 and 2002 has been audited by KPMG LLP; the information for prior periods has been audited by a predecessor independent registered public accounting firm. The financial statements and the independent auditor's report are included in the annual report of the Funds, a copy of which is available upon request. The information for the six-month period ended April 30, 2004, is unaudited and is contained in the semi-annual report of the Funds, also available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------
                                                    CLASS D SHARES--COMMENCED ON
                                                    FEBRUARY 12, 1997
                                                    ----------------------------
                                                     April 30,    October 31,
                                                     2004/1, 2/     2003/2/
                                                    (unaudited)
                                                    -------------------------
For the period ended:

Net asset value, beginning of period                  $ 15.97     $12.94

Income from investment operations:
   Net investment income (loss)                          0.04       0.09
   Net realized and unrealized gain (loss)
      on investments                                     1.33       3.05

Total from investment operations                         1.37       3.14

Less distributions:
   Dividends from net investment income                 (0.04)     (0.10)
   Distributions from net realized gain/7/                 --      (0.01)

Total from distributions                                (0.04)     (0.11)

Net asset value, end of period                        $ 17.30     $15.97

Total return/4/                                          8.57%     24.42%

Ratios/supplemental data:
   Net assets, end of period (000s)                   $15,153     $9,147

Ratios to average net assets:
   Ratio of expenses to average net assets               1.25%      1.25%/5/
   Ratio of net investment income (loss) to
      average net assets                                 0.45%      0.65%

Portfolio turnover                                         10%        31%

/1/  All ratios for the period have been annualized.
/2/  Per share figures calculated using Average Share Method.
/3/ On November 19, 2001, The Advisors' Inner Circle Fund C&B Tax-Managed Value Portfolio (the "AIC Portfolio") acquired the assets of the UAM Funds Inc. C&B Equity for Taxable Investors Portfolio (the "UAM Portfolio"). The operations of the AIC Portfolio prior to the acquisition were those of the predecessor, the UAM Portfolio.
/4/ Returns are for the period indicated and have not been annualized. Total Return would have been lower had certain fees not been waived and expenses assumed by the Advisor during the periods indicated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

24   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------
October 31,     October 31,   October 31,   October 31,
  2002/2/         2001/3/         2000          1999
-------------------------------------------------------


 $13.63           $15.33        $12.87         $12.23


   0.09             0.13          0.15           0.12

  (0.69)           (0.39)         2.45           0.64

  (0.60)           (0.26)         2.60           0.76


  (0.09)           (0.14)        (0.14)         (0.12)
     --            (1.30)           --             --

  (0.09)           (1.44)        (0.14)         (0.12)

 $12.94           $13.63        $15.33         $12.87

  (4.45)%          (1.96)%       20.32%          6.23%


 $4,799           $2,623        $2,253         $3,634


   1.19%/5, 6/      1.00%         1.00%          1.00%

   0.66%            0.94%         0.96%          0.96%

     32%              16%            9%            20%

/5/ Without waivers and/or reimbursements, for the fiscal years ended October 31, 2003 and 2002, these ratios would have been 1.76% and 2.63%, respectively.
/6/  As of March 1, 2002, the expense cap changed from 1.00% to 1.25%.
/7/  Amounts designated as "--"are either $0 or have been rounded to $0.

                                                     Stock Funds Prospectus   25

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .    We cannot guarantee that a Fund will meet its investment objective.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

     . The Funds may invest in various derivative instruments. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

26   Stock Funds Prospectus

--------------------------------------------------------------------------------

     What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

     In addition to the general risks discussed above and under "Summary of Important Risks", you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

                                                     Stock Funds Prospectus   27

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

--------------------------------------------------------------------------------------------------------------
                                                                      C&B LARGE     C&B MID    C&B TAX-MANAGED
INVESTMENT PRACTICE                       PRINCIPAL RISK(S)           CAP VALUE    CAP VALUE        VALUE
--------------------------------------------------------------------------------------------------------------
Borrowing Policies

The ability to borrow money for           Leverage Risk                    .           .              .
temporary purposes (e.g. to meet
shareholder redemptions).

Illiquid Securities

A security which may not be sold or       Liquidity Risk                               .
disposed of in the ordinary course of
business within seven days at the value
determined for it by the Fund. Limited
to 15% of net assets.

Loans of Portfolio Securities

The practice of loaning securities to     Credit, Counter-Party and        .           .              .
brokers, dealers and financial            Leverage Risk
institutions to increase return on
those securities. Loans may be made up
to 1940 Act limits (currently one third
of total assets, including the value
of collateral received).

Repurchase Agreements

A transaction in which the seller of a    Credit and Counter-              .           .              .
security agrees to buy back the           Party Risk
security at an agreed upon time and
price, usually with interest.

28   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the "Board") supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

--------------------------------------------------------------------------------
                                BOARD OF TRUSTEES
--------------------------------------------------------------------------------
                        Supervises the Funds' activities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            INVESTMENT ADVISER                         CUSTODIAN
--------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC       Wells Fargo Bank, N.A.
525 Market Street, San Francisco, CA    6th & Marquette, Minneapolis, MN
Manages the Funds' investment           Provides safekeeping for the Funds'
activities                              assets

--------------------------------------------------------------------------------
                             INVESTMENT SUB-ADVISER
--------------------------------------------------------------------------------
                              Cooke & Bieler, L.P.
                               1700 Market Street
                                Philadelphia, PA

                 Responsible for day-to-day portfolio management
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                 SHAREHOLDERS
                                   TRANSFER                       SERVICING
     ADMINISTRATOR                  AGENT                          AGENTS
--------------------------------------------------------------------------------
Wells Fargo Funds              Boston Financial Data           Various Agents
Management, LLC                Services, Inc.
525 Market Street              Two Heritage Drive
San Francisco, CA              Quincy, MA

Manages the                    Maintains records               Provide services
Funds' business                of shares and                   to customers
activities                     supervises the payment
                               of dividends

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   FINANCIAL SERVICES FIRMS AND SELLING AGENTS
--------------------------------------------------------------------------------
         Advise current and prospective shareholders on Fund investments
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  SHAREHOLDERS
--------------------------------------------------------------------------------

30   Stock Funds Prospectus

--------------------------------------------------------------------------------

     The Investment Adviser

     Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund's adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus. As of March 31, 2004, Funds Management managed over $75 billion in mutual fund assets.

     Dormant Multi-Manager Structure

     The Board has adopted a dormant "multi-manager" structure for each Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

     Applicable law generally requires the Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant "multimanager" structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

     The Sub-Adviser

     Cooke & Bieler, L.P. ("Cooke & Bieler"), a Pennsylvania limited partnership is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951. Cooke & Bieler is the sub-adviser for each of the Funds, and thereby responsible for the day-to-day investment management activities of the Funds. As of March 31, 2004, Cooke & Bieler managed over $3.8 billion in assets.

     Cooke & Bieler is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

     The Administrator

     Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business.

                                                     Stock Funds Prospectus   31

Organization and Management of the Funds
--------------------------------------------------------------------------------

     Shareholder Servicing Plan

     We have a shareholder servicing plan for the C&B Large Cap Value Fund and the C&B Mid Cap Value Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each of these Funds pays an annual fee of 0.10% of its average daily net assets.

     The Transfer Agent

     Boston Financial Data Services, Inc., ("BFDS") provides transfer agency and dividend disbursing services to the Funds.

32   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares

     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on a Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"); and if there is no sale, based on latest quoted bid price. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable, and if not, what fair value to assign to the security. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

     . We determine the NAV of each Fund's shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") at 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

     . Requests to buy or sell shares of the Funds are processed each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (Eastern time). If the NYSE closes early, the Funds will close early and will value their shares at such earlier times under these circumstances. Requests received in proper form before this time are processed the same day. Requests received after the cutoff time are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     Minimum Investments:

     Institutions are required to make a minimum initial investment of $2,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount. Certain former Cooke & Bieler Portfolio shareholders who received Class D shares in the reorganization were converted to Institutional Class shares at a reduced minimum investment limit of $1,000.000. Please see the Statement of Additional Information for further details.

34   Stock Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

     Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

     . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

     . Institutions are usually the holders of record for Institutional Class shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

     . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

     . Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds;

     . Institutions may charge their customers account fees and may receive significant fees from us with respect to investments their customers have made with the Funds;

     . All purchases must be made in U.S. dollars and all checks must be drawn on U.S. banks; and

     . In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day's NAV.

                                                     Stock Funds Prospectus   35

Your Account                                                  How to Sell Shares
--------------------------------------------------------------------------------

     Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

     ---------------------------------------------------------------------------
     GENERAL NOTES FOR SELLING SHARES
     ---------------------------------------------------------------------------

     . We will process requests to sell shares at the first NAV calculated after a request and payment in proper form is received. Requests received before the cutoff time are processed on the same business day.

     . Redemption proceeds are usually wired to the redeeming Institution the following business day.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

36   Stock Funds Prospectus

                                                                       Exchanges
--------------------------------------------------------------------------------

     An exchange between Wells Fargo Funds involves two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

     . If you are making an initial investment in a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

     . In general, exchanges may be made between like share classes of any Wells Fargo Fund offered to the general public for investment.

     . The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from market timing and excessive trading activity. Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management monitors available trading information and may temporarily suspend or permanently terminate purchase or exchange privileges from investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive would depend on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved.

     Contact your account representative for further details.

     Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

                                                     Stock Funds Prospectus   37

Other Information
--------------------------------------------------------------------------------

     Income and Gain Distributions

     The Funds in this Prospectus make distributions of any net investment income and realized capital gains at least annually. Contact your Institution for distribution options.

     Remember, distributions have the effect of reducing NAV per share by the amount distributed.

     Taxes

     The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

     We will pass on to a Fund's shareholders substantially all of a Fund's net investment income and realized capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

     An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges after May 5, 2003. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you with respect to your Fund shares, and by the Fund with respect to the stocks it holds that are producing such dividends. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income. Absent further legislation, these reduced rates will expire after December 31, 2008.

     Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

     If you buy Fund shares shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Funds have built up, or the potential to build up, high levels of unrealized appreciation.

     Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

     In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

38   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Request for Multiple Copies of Shareholder Documents

     To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your customer account representative.

                                                     Stock Funds Prospectus   39

Glossary
--------------------------------------------------------------------------------

We provide the          ACH
following definitions
to assist you in        Refers to the "Automated Clearing House" system
reading this            maintained by the Federal Reserve Bank, which banks use
Prospectus. For a       to process checks, transfer funds and perform other
more complete           tasks.
understanding of
these terms you         Business Day
should consult your
investment              Any day the New York Stock Exchange is open is a
professional.           business day for the Funds.

                        Capitalization

                        When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

                        Derivatives

                        Securities whose values are derived in part from the value of another security or index. An example is a stock option.

                        Distributions

                        Disbursements of net investment income, realized capital gain and/or capital made by a Fund to its shareholders.

                        FDIC

                        The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

                        Institution

                        Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, broker-dealers and registered investment advisers.

                        Liquidity

                        The ability to readily sell a security at a fair price.

                        Money Market Instruments

                        High-quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

                        Net Asset Value ("NAV")

                        The value of a single fund share. It is determined by adding together all of a fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

                        Repurchase Agreement

                        An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

40   Stock Funds Prospectus

Glossary
--------------------------------------------------------------------------------

     Shareholder Servicing Agent

     Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

     Statement of Additional Information

     A document that supplements the disclosure made in the Prospectus.

     Total Return

     The annual return on an investment in a mutual fund including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

     Undervalued

     Describes a stock that is believed to be worth more than its current price.

     U.S. Government Obligations

     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                                                     Stock Funds Prospectus   41

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:   Write to:
                                                       Wells Fargo Funds
     STATEMENT OF ADDITIONAL INFORMATION               P.O. Box 8266
                                                       Boston, MA 02266-8266; or
     supplements the disclosures made by this
     Prospectus. The Statement of Additional           Visit the SEC's website at http://www.sec.gov
     Information has been filed with the SEC and
     incorporated by reference into this Prospectus    REQUEST COPIES FOR A FEE BY WRITING TO:
     and is legally part of this Prospectus.           SEC Public Reference Room
                                                       Washington, DC 20549-6009; or
     ANNUAL/SEMI-ANNUAL REPORTS                        by electronic request at publicinfo@sec.gov
                                                       Call: 1-800-SEC-0330 for details
     provide certain financial and other important
     information, including a discussion of the        ADDITIONAL SERVICES QUESTIONS CAN BE
     market conditions and investment strategies       ANSWERED BY CALLING YOUR INVESTMENT
     that significantly affected Fund performance      PROFESSIONAL
     over the reporting period.

     THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
     Call: 1-800-222-8222, or visit our website at www.wellsfargofunds.com.

P072 (7/04)
ICA Reg. No.   -----------------------------------------------------          [GRAPHIC]
  811-09253    NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE   Printed on Recycled Paper
   #530773     -----------------------------------------------------

                                                        [LOGO] WELLS FARGO FUNDS
[GRAPHIC]

Wells Fargo Stock Funds

                                      Prospectus

                                      Wells Fargo C&B Large Cap Value Fund(SM)

                                      Wells Fargo C&B Mid Cap Value Fund(SM)

                                      Wells Fargo C&B Tax-Managed Value Fund(SM)

                                      Class D

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                   July 26, 2004

                           (INTENTIONALLY LEFT BLANK)

Table of Contents                                                    Stock Funds
--------------------------------------------------------------------------------

Overview                        Objectives and Principal Strategies            4

Important summary information   Summary of Important Risks                     6
about the Funds.
                                Performance History                            8

                                Summary of Expenses                           12
--------------------------------------------------------------------------------
The Funds                       Key Information                               14

Important information about     C&B Large Cap Value Fund                      15
the individual Funds.
                                C&B Mid Cap Value Fund                        19

                                C&B Tax-Managed Value Fund                    23

                                Additional Strategies and
                                   General Investment Risks                   26

                                Organization and Management
                                   of the Funds                               29

--------------------------------------------------------------------------------
Your Investment                 Your Account                                  32

How to open an account and         How to Buy Shares                          33
how to buy, sell and exchange
Fund shares.                       How to Sell Shares                         34

                                   Exchanges                                  35

--------------------------------------------------------------------------------
Reference                       Other Information                             36

Additional information and
term definitions.               Glossary                                      37

Stock Funds Overview
--------------------------------------------------------------------------------

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

--------------------------------------------------------------------------------
FUND                           OBJECTIVE
--------------------------------------------------------------------------------

C&B Large Cap Value Fund       Seeks maximum long-term total return, consistent
                               with minimizing risk to principal.

C&B Mid Cap Value Fund         Seeks maximum long-term total return, consistent
                               with minimizing risk to principal.

C&B Tax-Managed Value Fund     Seeks maximum long-term, after-tax total return,
                               consistent with minimizing risk to principal.

4   Stock Funds Prospectus

--------------------------------------------------------------------------------
PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

     We principally invest in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

     We principally invest in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap Value Index. As of December 31, 2003, this range was $500 million to $16 billion, and is expected to change frequently. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions.

     We emphasize investment in common stocks of companies with market capitalizations of $1 billion or more. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions. We attempt to minimize adverse federal income tax consequences for the Fund's shareholders by managing the amount of realized gains, through reduced portfolio turnover.

                                                      Stock Funds Prospectus   5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

..    the individual Fund descriptions beginning on page 15;

..    the "Additional Strategies and General Investment Risks" section beginning on page 26; and

..    the Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
COMMON RISKS FOR THE FUNDS
--------------------------------------------------------------------------------

     Equity Securities

     The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stocks and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. There is no guarantee that stocks selected as undervalued using a value style approach will perform as expected. Generally, stocks of larger companies tend to be less volatile and more liquid than stocks of smaller companies. Because the Funds typically invest in 30 to 50 companies, the value of an investment in one of the Funds will vary more in response to developments or changes affecting the market value of particular stocks than an investment in a mutual fund that is more broadly diversified.

     ---------------------------------------------------------------------------
     FUND                           SPECIFIC RISKS
     ---------------------------------------------------------------------------

     C&B Large Cap Value Fund       The Fund is primarily subject to the risks
                                    described above.

     C&B Mid Cap Value Fund         The Fund is primarily subject to the risks
                                    described above. Stocks of medium-sized
                                    companies may be more volatile and less
                                    liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies.

     C&B Tax-Managed Value Fund     The Fund is primarily subject to the risks
                                    described above. The Fund is managed with a focus on after-tax returns; therefore, it may not provide as high a return before taxes as other funds, and as a result may not be suitable for investors who are not subject to current income tax (for example, those investing through a tax-deferred retirement account, such as an Individual
                                    Retirement Account ("IRA") or a 401(k)
                                    Plan).

6   Stock Funds Prospectus

                                            (This page intentionally left blank)
--------------------------------------------------------------------------------

Performance History
--------------------------------------------------------------------------------

     The following information shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results.

     Effective at the close of business on July 23, 2004, the Wells Fargo C&B Large Cap Value Fund, Wells Fargo C&B Mid Cap Value Fund and Wells Fargo C&B Tax-Managed Value Fund were organized as the successor funds to the C&B Large Cap Value Portfolio, C&B Mid Cap Value Portfolio and C&B Tax-Managed Value Portfolio, respectively. The historical performance information shown for each successor fund for periods prior to each fund's reorganization date reflects the historical information for its predecessor.

     C&B Large Cap Value Fund Class D Calendar Year Returns*/1/

      '94    '95     '96     '97     '98    '99    '00     '01     '02      '03
     ----   -----   -----   -----   ----   ----   -----   ----   ------    -----
     1.35%  31.91%  20.22%  27.98%  8.04%  2.06%  19.49%  6.59%  (10.89)%  33.46%

     Best Qtr.: Q2 '03 . 20.94%   Worst Qtr.: Q3 '02 . (17.54)%

     *    The Fund's year-to-date performance through March 31, 2004, was 3.99%.

8   Stock Funds Prospectus

--------------------------------------------------------------------------------

     The table below provides average annual total return information for the Fund's Class D shares, and includes both before- and after-tax returns for the Class D shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, or IRAs.

     Average Annual Total Returns/1/
     for the period ended 12/31/03                      1 year   5 years   10 years
                                                        ------   -------   --------
     Class D Returns Before Taxes (Incept. 5/15/1990)   33.46%     9.10%    13.14%

     Class D Returns After Taxes on Distributions       33.31%     5.67%     9.04%

     Class D Returns After Taxes on Distributions
        and Sale of Fund Shares                         21.91%     6.31%     9.49%

     S&P 500 Index/2/
        (reflects no deduction for expenses or taxes)   28.69%    (0.57)%   11.07%

     Russell 1000 Value Index
        (reflects no deduction for expenses or taxes)   30.03%     3.56%    11.88%

     /1/ Performance shown reflects the performance of the predecessor fund's single class of shares.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.

                                                      Stock Funds Prospectus   9

Performance History
--------------------------------------------------------------------------------

     C&B Mid Cap Value Fund Class D Calendar Year Returns*/1/

      '99      '00     '01     '02      '03
     -----    -----   -----   -----    -----
     (0.19)%  41.03%  25.16%  (9.50)%  38.99%

     Best Qtr.: Q2 '99 . 20.78%   Worst Qtr.: Q3 '02 . (20.75)%

     *    The Fund's year-to-date performance through March 31, 2004, was 3.62%.

     The table below provides average annual total return information for the Fund's Class D shares, and includes both before- and after-tax returns for the Class D shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, or IRAs.

     Average Annual Total Returns/1/                                       Life of
     for the period ended 12/31/03                      1 year   5 years     Fund
                                                        ------   -------   -------
     Class D Returns Before Taxes (Incept. 2/18/1998)   38.99%    17.25%    14.66%

     Class D Returns After Taxes on Distributions       38.77%    15.97%    13.54%

     Class D Returns After Taxes on Distributions
        and Sale of Fund Shares                         25.60%    14.35%    12.19%

     Russell Midcap Value Index
        (reflects no deduction for expenses or taxes)   38.07%     8.73%     7.71%

     Russell Midcap Index
        (reflects no deduction for expenses or taxes)   40.06%     7.23%     8.17%

     /1/ Performance shown reflects the performance of the predecessor fund's single class of shares.

10   Stock Funds Prospectus

--------------------------------------------------------------------------------

     C&B Tax-Managed Value Fund Class D Calendar Year Returns/*1/

      '98    '99    '00      '01      '02     '03
     ----   ----   -----   ------   ------   -----
     9.38%  5.55%  21.79%  (0.97)%  (7.28)%  28.10%

     Best Qtr.: Q2 '03 . 19.60%   Worst Qtr.: Q3 '02 . (14.88)%

     *    The Fund's year-to-date performance through March 31, 2004, was 3.04%.

     The table below provides average annual total return information for the Fund's Class D shares, and includes both before- and after-tax returns for the Class D shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, or IRAs.

     Average Annual Total Returns/1/

                                                                           Life of
     for the period ended 12/31/03                      1 year   5 years     Fund
     ------------------------------------------------   ------   -------   -------
     Class D Returns Before Taxes (Incept. 2/12/1997)    28.10%    8.62%    10.47%

     Class D Returns After Taxes on Distributions        27.97%    7.92%     9.81%

     Class D Returns After Taxes on Distributions
        and Sale of Fund Shares                          18.40%    7.13%     8.85%

     S&P 500 Index/2/
        (reflects no deduction for expenses or taxes)    28.69%   (0.57)%    6.43%

     Russell 1000 Value Index
        (reflects no deduction for expenses or taxes)    30.03%    3.56%     8.35%

     /1/ Performance shown reflects the performance of the predecessor fund's single class of shares.
     /2/  S&P 500 is a registered trademark of Standard & Poor's.

                                                     Stock Funds Prospectus   11

Stock Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                     C&B Large Cap Value Fund and   C&B Tax-Managed
                                                        C&B Mid Cap Value Fund         Value Fund
---------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
   purchases (as a percentage of offering price)                 None                   None

Maximum deferred sales charge (load)
   (as a percentage of the Net Asset Value ("NAV")               None                   None
   at purchase)

Redemption Fee                                                   None                   1.00%/1/
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                       C&B Large Cap   C&B Mid Cap   C&B Tax-Managed
                                         Value Fund     Value Fund      Value Fund
------------------------------------------------------------------------------------
Management Fees/2/                         0.75%          0.75%           0.75%
Distribution (12b-1) Fees                  0.00%          0.00%           0.00%
Other Expenses/3/                          0.91%          0.64%           0.94%
------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES       1.66%          1.39%           1.69%
------------------------------------------------------------------------------------
Fee Waivers                                0.46%          0.14%           0.49%
------------------------------------------------------------------------------------
NET EXPENSES/4/                            1.20%          1.25%           1.20%
------------------------------------------------------------------------------------

/1/ Deducted from the net proceeds of shares redeemed or exchanged within one year after purchase. This fee is retained by the Fund. Please see "Redemption Fee" on page 34 for further information.
/2/ Effective August 1, 2004, the Fund's investment adviser will implement a breakpoint schedule for each Fund's management fee. The management fee charged to a Fund will decline as the Fund's assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The breakpoint schedule for each Fund is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher. Please see the Statement of Additional Information for further details.
/3/ Other expenses are based on estimates for the current fiscal year and include various Fund start-up expenses, which will only be incurred in the first year of the Fund's operation. Without including these first year expenses, the Gross Operating Expense ratio for the Wells Fargo C&B Large Cap Value Fund would be 1.52%, for the Wells Fargo C&B Mid Cap Value Fund would be 1.38%, and for the Wells Fargo C&B Tax-Managed Value Fund would be 1.54%. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
/4/ The adviser has committed through February 28, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

12   Stock Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------------
                                   C&B Large Cap   C&B Mid Cap   C&B Tax-Managed
                                     Value Fund     Value Fund      Value Fund
--------------------------------------------------------------------------------
1 YEAR                                 $  122         $  127          $  222
3 YEARS                                $  415         $  410          $  417
5 YEARS                                $  765         $  729          $  771
10 YEARS                               $1,751         $1,632          $1,770
--------------------------------------------------------------------------------

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period:

--------------------------------------------------------------------------------
                                   C&B Large Cap   C&B Mid Cap   C&B Tax-Managed
                                     Value Fund     Value Fund      Value Fund
--------------------------------------------------------------------------------
1 YEAR                                 $  122         $  127          $  122
3 YEARS                                $  415         $  410          $  417
5 YEARS                                $  765         $  729          $  771
10 YEARS                               $1,751         $1,632          $1,770
--------------------------------------------------------------------------------

                                                     Stock Funds Prospectus   13

Key Information
--------------------------------------------------------------------------------

     In this Prospectus, "we" generally refers to Wells Fargo Funds Trust (the "Trust"), or Wells Fargo Funds Management, LLC ("Funds Management"), the Funds' investment adviser. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

     ---------------------------------------------------------------------------
     Important information you should look for as you decide to invest in a
     Fund:

     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------
     Investment Objective and Investment Strategies

     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

     .    what the Fund is trying to achieve;

     .    how we intend to invest your money; and

     . what makes the Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------
     Permitted Investments

     A summary of each Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning "80% of the Fund's assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

     ---------------------------------------------------------------------------
     Important Risk Factors

     Describes the key risk factors for each Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

     Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

14   Stock Funds Prospectus

C&B Large Cap Value Fund
--------------------------------------------------------------------------------

     Portfolio Managers: A team of investment professionals of the investment sub-adviser, Cooke & Bieler, L.P.

     ---------------------------------------------------------------------------
     Investment Objective

     The C&B Large Cap Value Fund seeks maximum long-term total return, consistent with minimizing risk to principal.

     ---------------------------------------------------------------------------
     Investment Strategies

     We principally invest in large capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

     We select securities for the portfolio based on an analysis of a company's financial characteristics, an assessment of the quality of a company's management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We regularly review the investments of the portfolio and sell a portfolio holding when it has achieved its valuation targets, a change in the underlying company's outlook has occurred or more attractive investment alternatives are available.

     We hold a smaller number of securities in the portfolio, usually 30 to 50 companies. This strategy enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.

     ---------------------------------------------------------------------------
     Permitted Investments

     Under normal circumstances, we invest at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more.

     ---------------------------------------------------------------------------
     Important Risk Factors

     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 26. These considerations are all important to your investment choice.

                                                     Stock Funds Prospectus   15

C&B Large Cap Value Fund
--------------------------------------------------------------------------------

     This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The information provided for the fiscal years 2003 and 2002 has been audited by KPMG LLP; the information for prior periods has been audited by a predecessor independent registered public accounting firm. The financial statements and the independent auditor's report are included in the annual report of the Funds, a copy of which is available upon request. The information for the six-month period ended April 30, 2004, is unaudited and is contained in the semi-annual report of the Funds, also available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                            PREDECESSOR FUND'S SINGLE SHARE CLASS--COMMENCED
                                                            ON MAY 15, 1990
                                                            ------------------------------------------------
                                                               April 30, 2004/1, 2/   October 31, 2003/2/
For the period ended:                                               (unaudited)
                                                            ------------------------------------------------
Net asset value, beginning of period                                $  7.42                   $  6.49

Income from investment operations:
   Net investment income (loss)                                        0.02                      0.05
   Net realized and unrealized gain (loss) on investments              0.68                      1.61

Total from investment operations                                       0.70                      1.66

Less distributions:
   Dividends from net investment income                               (0.02)                    (0.05)
   Distributions from net realized gain                                  --                     (0.68)

Total from distributions                                              (0.02)                    (0.73)

Net asset value, end of period                                      $  8.10                   $  7.42

Total return/4/                                                        9.47%                    28.34%

Ratios/supplemental data:
   Net assets, end of period (000s)                                 $25,248                   $20,419

Ratios to average net assets:
   Ratio of expenses to average net assets                             1.15%                     1.16%/5/
   Ratio of net investment income (loss) to average
      net assets                                                       0.56%                     0.76%

Portfolio turnover                                                       12%                       26%

/1/  All ratios for the period have been annualized.
/2/  Per share figures calculated using Average Shares Method.
/3/ On November 19, 2001, The Advisors' Inner Circle Fund C&B Large Cap Value Portfolio (the "AIC Portfolio") acquired the assets of the UAM Funds Inc. C&B Equity Portfolio (the "UAM Portfolio"). The operations of the AIC Portfolio prior to the acquisition were those of the predecessor, the UAM Portfolio.
/4/ Returns are for the period indicated and have not been annualized. Total Return would have been lower had certain fees not been waived and expenses assumed by the Advisor during the periods indicated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
/5/ Without waivers and/or reimbursements, for the fiscal years ended October 31, 2003 and 2002, these ratios would have been 1.20% and 1.60%, respectively.

/6/  As of March 1, 2002, the expense cap changed from 1.00% to 1.25%.

16   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

October 31, 2002/2/   October 31, 2001/3/   October 31, 2000   October 31, 1999
--------------------------------------------------------------------------------
     $  7.13                $  8.71              $ 12.06            $ 13.58


        0.05                   0.07                 0.12               0.16
       (0.38)                  0.27                 0.54               0.72

       (0.33)                  0.34                 0.66               0.88


       (0.05)                 (0.11)               (0.09)             (0.16)
       (0.26)                 (1.81)               (3.92)             (2.24)

       (0.31)                 (1.92)               (4.01)             (2.40)

     $  6.49                $  7.13                $8.71            $ 12.06

       (5.14)%                 4.50%               10.89%              7.73%


     $14,383                $38,850              $35,251            $73,292


        1.14%/5, 6/            1.00%                1.00%              0.89%


        0.59%                  0.91%                1.16%              1.12%

          39%                    41%                  48%                43%

                                                     Stock Funds Prospectus   17

                                              This page intentionally left blank
--------------------------------------------------------------------------------

C&B Mid Cap Value Fund
--------------------------------------------------------------------------------

     Portfolio Managers: A team of investment professionals of the investment sub-adviser, Cooke & Bieler, L.P.

     ---------------------------------------------------------------------------
     Investment Objective

     The C&B Mid Cap Value Fund seeks maximum long-term total return, consistent with minimizing risk to principal.

     ---------------------------------------------------------------------------
     Investment Strategies

     We principally invest in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap Value Index. As of December 31, 2003, this range was $500 million to $16 billion, and is expected to change frequently. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions.

     We select securities for the portfolio based on an analysis of a company's financial characteristics, an assessment of the quality of a company's management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We regularly review the investments of the portfolio and sell a portfolio holding when it has achieved its valuation targets, a change in the underlying company's outlook has occurred or more attractive investment alternatives are available.

     We hold a smaller number of securities in the portfolio, usually 30 to 50 companies. This strategy enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.

     ---------------------------------------------------------------------------
     Permitted Investments

     Under normal circumstances, we invest at least 80% of the Fund's assets in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap Value Index.

     ---------------------------------------------------------------------------
     Important Risk Factors

     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies.

     You should consider these risks along with the "Additional Risks and General Investment Risks" section beginning on page 26. These considerations are all important to your investment choice.

                                                     Stock Funds Prospectus   19

C&B Mid Cap Value Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The information provided for the fiscal years 2003 and 2002 has been audited by KPMG LLP; the information for prior periods has been audited by a predecessor independent registered public accounting firm. The financial statements and the independent auditor's report are included in the annual report of the Funds, a copy of which is available upon request. The information for the six-month period ended April 30, 2004, is unaudited and is contained in the semi-annual report of the Funds, also available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                              PREDECESSOR FUND'S SINGLE SHARE CLASS--COMMENCED
                                              ON FEBRUARY 18, 1998
                                              ------------------------------------------------
                                                 April 30, 2004/1, 2/   October 31, 2003/2/
For the period ended:                                 (unaudited)
                                              ------------------------------------------------
Net asset value, beginning of period                 $  17.96                $  13.15

Income from investment operations:
   Net investment income (loss)/7/                         --                      --
   Net realized and unrealized gain (loss)
     on investments                                      1.27                    4.83
Total from investment operations                         1.27                    4.83

Less distributions:
   Dividends from net investment income                 (0.00)/8/               (0.02)
   Distributions from net realized gain/7/              (0.17)                     --

Total from distributions                                (0.17)                  (0.02)

Net asset value, end of period                       $  19.06                $  17.96

Total return/4/                                          7.14%                  36.76%

Ratios/supplemental data:
   Net assets, end of period (000s)                  $477,614                $301,513

Ratios to average net assets:
   Ratio of expenses to average net assets               1.07%                   1.27%/5/
   Ratio of net investment income (loss) to
      average net assets                                 0.02%                   0.01%

Portfolio turnover                                         19%                     18%

/1/  All ratios for the period have been annualized.
/2/  Per share figures calculated using Average Shares Method.
/3/ On November 19, 2001, The Advisors' Inner Circle Fund C&B Mid Cap Value Portfolio (the "AIC Portfolio") acquired the assets of the UAM Funds Inc. C&B Mid Cap Equity Portfolio (the "UAM Portfolio"). The operations of the AIC Portfolio prior to the acquisition were those of the predecessor, the UAM Portfolio.
/4/ Returns are for the period indicated and have not been annualized. Total Return would have been lower had certain fees not been waived and expenses assumed by the Advisor during the periods indicated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

20   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
October 31, 2002/2/   October 31, 2001/3/   October 31, 2000   October 31, 1999

--------------------------------------------------------------------------------
      $ 14.19                $12.78              $ 9.84             $ 9.69


        (0.01)                 0.08                0.07               0.06

        (0.19)                 2.12                3.16               0.15
        (0.20)                 2.20                3.23               0.21


        (0.04)                (0.09)              (0.08)             (0.06)
        (0.80)                (0.70)              (0.21)                --


        (0.84)                (0.79)              (0.29)             (0.06)

      $ 13.15                $14.19              $12.78             $ 9.84

        (2.09)%               18.14%              33.78%              2.19%


      $81,390                $5,934              $1,520             $1,446


         1.37%/5, 6/           1.00%               1.00%              1.00%

        (0.07)%                0.68%               0.66%              0.70%

           30%                   44%                101%                81%

/5/ Without waivers and/or reimbursements, for the fiscal years ended October 31, 2003 and 2002, these ratios would have been 1.27% and 1.54%, respectively.
/6/  As of March 1, 2002, the expense cap changed from 1.00% to 1.40%.
/7/  Amounts designated as "--" are either $0 or have been rounded to $0.
/8/  Amount is less than $0.01.

                                                     Stock Funds Prospectus   21

                                              This page intentionally left blank
--------------------------------------------------------------------------------

C&B Tax-Managed Value Fund
--------------------------------------------------------------------------------

     Portfolio Managers: A team of investment professionals of the investment sub-adviser, Cooke & Bieler, L.P.

     ---------------------------------------------------------------------------
     Investment Objective

     The C&B Tax-Managed Value Fund seeks maximum long-term, after-tax total return, consistent with minimizing risk to principal.

     ---------------------------------------------------------------------------
     Investment Strategies

     We emphasize investment in common stocks of companies with market capitalizations of $1 billion or more. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions. We attempt to minimize adverse federal income tax consequences for the Fund's shareholders by managing the amount of realized gains, through reduced portfolio turnover. We cannot predict the impact of this strategy on the realization of gains or losses for the Fund. We intend to balance these tax considerations with the pursuit of the Fund's objective, and we reserve the right to engage in short-term trading if market conditions warrant such trading.

     We select securities for the portfolio based on an analysis of a company's financial characteristics, an assessment of the quality of a company's management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We regularly review the investments of the portfolio and sell a portfolio holding when it has achieved its valuation targets, a change in the underlying company's outlook has occurred or more attractive investment alternatives are available.

     We hold a smaller number of securities in the portfolio, usually 30 to 50 companies. This strategy enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.

     ---------------------------------------------------------------------------
     Permitted Investments

     Under normal circumstances, we invest at least 80% of total assets in equity securities.

     ---------------------------------------------------------------------------
     Important Risk Factors

     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6. The Fund is managed with a focus on after-tax returns; therefore, it may not provide as high a return before taxes as other funds, and as a result may not be suitable for investors who are not subject to current income tax (for example, those investing through a tax-deferred retirement account, such as an IRA or a 401(k) Plan).

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 26. These considerations are all important to your investment choice.

                                                     Stock Funds Prospectus   23

C&B Tax-Managed Value Fund
--------------------------------------------------------------------------------

This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The information provided for the fiscal years 2003 and 2002 has been audited by KPMG LLP; the information for prior periods has been audited by a predecessor independent registered public accounting firm. The financial statements and the independent auditor's report are included in the annual report of the Funds, a copy of which is available upon request. The information for the six-month period ended April 30, 2004, is unaudited and is contained in the semi-annual report of the Funds, also available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                              PREDECESSOR FUND'S SINGLE SHARE CLASS--COMMENCED
                                              ON FEBRUARY 12, 1997
                                              ------------------------------------------------
                                                 April 30, 2004/1, 2/   October 31, 2003/2/
For the period ended:                               (unaudited)
                                              ------------------------------------------------
Net asset value, beginning of period                  $ 15.97                $12.94
Income from investment operations:
   Net investment income (loss)                          0.04                  0.09
   Net realized and unrealized gain
      (loss) on investments                              1.33                  3.05
Total from investment operations                         1.37                  3.14

Less distributions:
   Dividends from net investment income                 (0.04)                (0.10)
   Distributions from net realized gain/7/                 --                 (0.01)

Total from distributions                                (0.04)                (0.11)

Net asset value, end of period                        $ 17.30                $15.97

Total return/4/                                          8.57%                24.42%

Ratios/supplemental data:
   Net assets, end of period (000s)                   $15,153                $9,147
Ratios to average net assets:
   Ratio of expenses to average net assets               1.25%                 1.25%/5/
   Ratio of net investment income (loss) to
      average net assets                                 0.45%                 0.65%
Portfolio turnover                                         10%                   31%

/1/  All ratios for the period have been annualized.
/2/  Per share figures calculated using Average Share Method.
/3/ On November 19, 2001, The Advisors' Inner Circle Fund C&B Tax-Managed Value Portfolio (the "AIC Portfolio") acquired the assets of the UAM Funds Inc. C&B Equity for Taxable Investors Portfolio (the "UAM Portfolio"). The operations of the AIC Portfolio prior to the acquisition were those of the predecessor, the UAM Portfolio.
/4/ Returns are for the period indicated and have not been annualized. Total Return would have been lower had certain fees not been waived and expenses assumed by the Advisor during the periods indicated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

24   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
October 31, 2002/2/   October 31, 2001/3/   October 31, 2000   October 31, 1999
--------------------------------------------------------------------------------
     $13.63                  $15.33              $12.87             $12.23

       0.09                    0.13                0.15               0.12
      (0.69)                  (0.39)               2.45               0.64

      (0.60)                  (0.26)               2.60               0.76


      (0.09)                  (0.14)              (0.14)             (0.12)
         --                   (1.30)                 --                 --

      (0.09)                  (1.44)              (0.14)             (0.12)

     $12.94                  $13.63              $15.33             $12.87

      (4.45)%                 (1.96)%             20.32%              6.23%


     $4,799                  $2,623              $2,253             $3,634


       1.19%/5, 6/             1.00%               1.00%              1.00%

       0.66%                   0.94%               0.96%              0.96%
         32%                     16%                  9%                20%

/5/ Without waivers and/or reimbursements, for the fiscal years ended October 31, 2003 and 2002, these ratios would have been 1.76% and 2.63%, respectively.
/6/  As of March 1, 2002, the expense cap changed from 1.00% to 1.25%.
/7/  Amounts designated as "--" are either $0 or have been rounded to $0.

                                                     Stock Funds Prospectus   25

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .    We cannot guarantee that a Fund will meet its investment objective.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

     . The Funds may invest in various derivative instruments. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

26   Stock Funds Prospectus

--------------------------------------------------------------------------------

     What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

     In addition to the general risks discussed above and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

                                                     Stock Funds Prospectus   27

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

-----------------------------------------------------------------------------------------------
                                                        C&B LARGE   C&B MID     C&B TAX-MANAGED
INVESTMENT PRACTICE             PRINCIPAL RISK(S)       CAP VALUE   CAP VALUE   VALUE
-----------------------------------------------------------------------------------------------
Borrowing Policies

The ability to borrow money     Leverage Risk               .           .              .
for temporary purposes (e.g.
to meet shareholder
redemptions).

Illiquid Securities

A security which may not be     Liquidity Risk                          .
sold or disposed of in the
ordinary course of business
within seven days at the
value determined by the Fund.
Limited to 15% of net assets.

Loans of Portfolio Securities

The practice of loaning         Credit, Counter-Party       .           .              .
securities to brokers,          and Leverage Risk
dealers and financial
institutions to increase
return on those securities.
Loans may be made up to 1940
Act limits (currently
one-third of total assets,
including the value of the
collateral received).

Repurchase Agreements

A transaction in which the      Credit and                  .           .              .
seller of a security agrees     Counter-Party Risk
to buy back the security at
an agreed upon time and
price, usually with interest.

28   Stock Funds Prospectus

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the "Board") supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

--------------------------------------------------------------------------------
                                BOARD OF TRUSTEES
--------------------------------------------------------------------------------
                        Supervises the Funds' activities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        INVESTMENT ADVISER                                CUSTODIAN
--------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC            Wells Fargo Bank, N.A.
525 Market St. San Francisco, CA             6th & Marquette, Minneapolis, MN
Manages the Funds' investment                Provides safekeeping for the Funds'
activities                                   assets

--------------------------------------------------------------------------------
                             INVESTMENT SUB-ADVISER
--------------------------------------------------------------------------------
                              Cooke & Bieler, L.P.
                               1700 Market Street
                                Philadelphia, PA
                 Responsible for day-to-day portfolio management
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                 SHAREHOLDER
                                   TRANSFER                       SERVICING
   ADMINISTRATOR                     AGENT                         AGENTS
--------------------------------------------------------------------------------
Wells Fargo Funds           Boston Financial Data            Various Agents
Management, LLC             Services, Inc.
525 Market Street           Two Heritage Drive
San Francisco, CA           Quincy, MA

Manages the Funds'          Maintains records of             Provide services to
business activities         shares and supervises            customers
                            the payment of dividends

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   FINANCIAL SERVICES FIRMS AND SELLING AGENTS
--------------------------------------------------------------------------------
         Advise current and prospective shareholders on Fund investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  SHAREHOLDERS
--------------------------------------------------------------------------------

                                                     Stock Funds Prospectus   29

Organization and Management of the Funds
--------------------------------------------------------------------------------

     The Investment Adviser

     Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Funds' adviser is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus. As of March 31, 2004, Funds Management managed over $75 billion in mutual fund assets.

     Dormant Multi-Manager Structure

     The Board has adopted a dormant "multi-manager" structure for each Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

     Applicable law generally requires the Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant "multi-manager" structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

     The Sub-Adviser

     Cooke & Bieler, L.P. ("Cooke & Bieler"), a Pennsylvania limited partnership is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951. Cooke & Bieler is the sub-adviser for each of the Funds, and thereby responsible for the day-to-day investment management activities of the Funds. As of March 31, 2004, Cooke & Bieler managed over $3.8 billion in assets.

     Cooke & Bieler is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

     The Administrator

     Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business.

30   Stock Funds Prospectus

--------------------------------------------------------------------------------

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund. Under this plan, we have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of 0.25% of its average daily net assets.

The Transfer Agent

Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds.

                                                     Stock Funds Prospectus   31

Your Account
--------------------------------------------------------------------------------

     Pricing Fund Shares

     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on a Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"); and if there is no sale, based on the latest quoted bid price. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable, and if not, what fair value to assign to the security. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

     . We determine the NAV of each class of the Funds' shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") at 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

     . Requests to buy or sell shares of the Funds are processed each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests received in proper form before this time are processed the same day. Requests received after the cutoff time are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

32   Stock Funds Prospectus

                                                                    Your Account
--------------------------------------------------------------------------------

     This section provides information on how to open an account, and how to purchase, sell and exchange Fund shares. Former Cooke & Bieler Portfolio shareholders who received Class D shares in the reorganization and do not hold their shares through an Institution should contact Investor Services at 1-800-222-8222 for assistance with purchasing, selling or exchanging Fund shares.

     How to Buy Shares

     Class D shares are available for purchase by or through Institutions. Individuals interested in purchasing Class D shares of the Funds should contact a customer service representative at an Institution and should understand the following:

     . Share purchases are made through a customer account at an Institution in accordance with the terms of the customer account involved;

     . Institutions are usually the holders of record of Class D shares held through customer accounts and maintain records reflecting their customers' beneficial ownership of the shares;

     . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis; and

     . Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

     Investors who are interested in purchasing shares directly from a Fund should refer to information on other share classes offered by the Funds.

     All purchases must be made in U.S. dollars and all checks must be drawn on U.S. banks.

     In compliance with the USA PATRIOT Act all financial institutions (including mutual funds) are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return you application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day's NAV.

     In addition to payments received from the Funds, selling or shareholder servicing agents may receive significant additional payments directly from the adviser, the distributor or their affiliates in connection with the sale of Fund shares. These amounts may include fixed dollar amounts, per account fees or a percentage of sales or assets, and may involve up-front or ongoing payments. Agents may agree to provide a variety of marketing or servicing advantages to the Funds in return for the payments. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or make investment decisions on behalf of clients. Payments made with respect to the Funds may differ from those made with respect to other mutual funds available through the agent and could influence the agent's recommendations or decisions. Prospective investors should consult with their selling or shareholder servicing agent if they wish to request further information regarding these matters.

     Minimum Investments

     Investors are required to make a minimum initial investment of $2,500 per Fund, and $100 for each investment after the initial investment. An Institution may require different minimum investment amounts. Please consult a customer service representative from your Institution for details.

                                                     Stock Funds Prospectus   33

Your Account
--------------------------------------------------------------------------------

     How to Sell Shares

     Class D shares held through an Institution must be redeemed in accordance with the account agreement governing your customer account at such firm. Please read the account agreement with your Institution for rules governing selling shares.

     General Notes for Selling Shares:

     . We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff times listed in the "Pricing Fund Shares" section are processed on the same business day.

     . Redemption proceeds are usually wired to the redeeming Institution the following business day.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over a ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

     Redemption Fee

     For the C&B Tax-Managed Value Fund, a 1.00% redemption fee will be assessed on the NAV of Class D shares redeemed or exchanged within one year after purchase and will be deducted from the redemption proceeds otherwise payable to the shareholder. The redemption fee for the Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.

     To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

     The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances:

     .    shares that were purchased with reinvested distributions.

     . in order to meet scheduled (Internal Revenue Section 72(t) withdrawal schedule) or mandatory (withdrawals made after age 70 1/2 according to IRS guidelines) distributions from traditional IRAs and certain retirement plans. (See your retirement plan information for details.)

     . in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by Internal Revenue Code Section 72(m)(7).)

     . at the direction of Funds Management, for example, in order to complete a merger.

     .    due to participation in the Systematic Withdrawal Program.

34   Stock Funds Prospectus

--------------------------------------------------------------------------------

     In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Fund generally will not assess a redemption fee on redemptions of shares held through such accounts.

     Exchanges

     Exchanges between Wells Fargo Funds involve two transactions: a sale of shares of one fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the Prospectus for the fund into which you wish to exchange.

     . Every exchange involves selling fund shares which may produce a capital gain or loss for tax purposes.

     . In general, exchanges may be made between like share classes of any Wells Fargo Fund offered to the general public for investment, with the following exceptions:

          . Class D shares may be exchanged for Class A shares of the Money Market Fund;

          . Class D shares may be exchanged for Class A shares of a non-money market fund; you will pay the Public Offering Price ("POP") for the new shares, unless you are otherwise eligible to buy such shares at NAV.

     . If you are making an initial investment into a new fund through an exchange, you must exchange at least the minimum first purchase amount for the new fund, unless your balance has fallen below that amount due to market conditions.

     . Any exchange between funds you already own must meet the minimum redemption and subsequent purchase amounts for the funds involved.

     . The C&B Tax-Managed Value Fund imposes a 1.00% redemption fee on shares that are exchanged within one year of purchase. See page 34 for additional information.

     . The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from market timing and excessive trading activity. Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management monitors available trading information and may temporarily suspend or permanently terminate purchase or exchange privileges from investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive would depend on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved.

     Generally, we will notify you at least 60 days in advance of any changes in the exchange rules. Contact your account representative for further details.

                                                     Stock Funds Prospectus   35

Other Information
--------------------------------------------------------------------------------

     Income and Gain Distributions

     The Funds in this Prospectus make distributions of any net investment income and realized capital gains at least annually. Contact your Institution for distribution options. Remember, distributions have the effect of reducing NAV per share by the amount distributed.

     Taxes

     The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

     We will pass on to a Fund's shareholders substantially all of a Fund's net investment income and realized capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

     An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges after May 5, 2003. Also, if you are an individual shareholder, the portion of your distributions attributable to dividends received by a Fund from certain U.S. and certain foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you with respect to your Fund shares, and by the Fund with respect to the stocks it holds that are producing such dividends. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income. Absent further legislation, these reduced rates will expire after December 31, 2008.

     Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

     If you buy shares of a Fund shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Funds have built up, or the potential to build up, high levels of unrealized appreciation.

     Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

     In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

     Request for Multiple Copies of Shareholder Documents

     To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your selling agent.

36   Stock Funds Prospectus

Glossary
--------------------------------------------------------------------------------

We provide the             ACH
following definitions
to assist you in           Refers to the "Automated Clearing House" system
reading this               maintained by the Federal Reserve Bank, which banks
Prospectus. For a          use to process checks, transfer funds and perform
more complete              other tasks.
understanding of
these terms you            Business Day
should consult your
Investment                 Any day the New York Stock Exchange is open is a
Professional.              business day for the Funds.

                           Capitalization

                           When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

                           Derivatives

                           Securities whose values are derived in part from the value of another security or index. An example is a stock option.

                           Distributions

                           Distributions of net investment income, realized capital gain and/or capital made by a Fund to its shareholders.

                           FDIC

                           The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits, such as savings accounts and CDs. Mutual funds are not FDIC insured.

                           Institution

                           Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, etc., and broker-dealers and registered investment advisers that have an agreement with the Distributor to offer a Fund's shares through a particular investment product, program or account for which such broker-dealer or adviser may charge a fee.

                           Liquidity

                           The ability to readily sell a security at a fair price.

                           Money Market Instruments

                           High quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

                           Net Asset Value ("NAV")

                           The value of a single fund share. It is determined by adding together all of a fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

                           Public Offering Price ("POP")

                           The NAV with the sales load added.

                           Repurchase Agreement

                           An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

                                                     Stock Funds Prospectus   37

--------------------------------------------------------------------------------

                           Selling Agent

                           A firm that has an agreement with the Funds' distributor allowing it to sell a Fund's shares.

                           Shareholder Servicing Agent

                           Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

                           Signature Guarantee

                           A guarantee given by a financial institution that has verified the identity of the maker of the signature.

                           Statement of Additional Information

                           A document that supplements the disclosure made in the Prospectus.

                           Total Return

                           The annual return on an investment in a mutual fund including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

                           Undervalued

                           Describes a stock that is believed to be worth more than its current price.

                           U.S. Government Obligations

                           Obligations issued or guaranteed by the U.S.
                           Government, its agencies or instrumentalities.

38   Stock Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:   Write to:
                                                       Wells Fargo Funds
     STATEMENT OF ADDITIONAL INFORMATION               P.O. Box 8266
                                                       Boston, MA 02266-8266; or
     supplements the disclosures made by this
     Prospectus. The Statement of Additional           Visit the SEC's website at http://www.sec.gov
     Information has been filed with the SEC and
     incorporated by reference into this Prospectus    REQUEST COPIES FOR A FEE BY WRITING TO:
     and is legally part of this Prospectus.           SEC Public Reference Room
                                                       Washington, DC 20549-6009; or
     ANNUAL/SEMI-ANNUAL REPORTS                        by electronic request at publicinfo@sec.gov
                                                       Call: 1-800-SEC-0330 for details
     provide certain financial and other important
     information, including a discussion of the        ADDITIONAL SERVICES QUESTIONS CAN BE
     market conditions and investment strategies       ANSWERED BY CALLING YOUR INVESTMENT
     that significantly affected Fund performance      PROFESSIONAL
     over the reporting period.

     THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
     Call: 1-800-222-8222, or visit our website at www.wellsfargofunds.com.

 P071 (7/04)   -----------------------------------------------------           [GRAPHIC]
ICA Reg. No.   NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE   Printed on Recycled Paper
 811-09253     -----------------------------------------------------

                                                        [LOGO] WELLS FARGO FUNDS

[GRAPHIC]

Wells Fargo Stock Funds

                                     Prospectus

                                     Wells Fargo C&B Large Cap Value Fund(SM)

                                     Wells Fargo C&B Mid Cap Value Fund(SM)

                                     Select Class

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                   July 26, 2004

                           (INTENTIONALLY LEFT BLANK)

Table of Contents                                                    Stock Funds
--------------------------------------------------------------------------------

Overview                          Objectives and Principal Strategies          4

Important summary information     Summary of Important Risks                   6
about the Funds.
                                  Performance History                          7

                                  Summary of Expenses                         10

--------------------------------------------------------------------------------
The Funds                         Key Information                             12

Important information about the   C&B Large Cap Value Fund                    13
individual Funds.
                                  C&B Mid Cap Value Fund                      17

                                  Additional Strategies and
                                     General Investment Risks                 20

                                  Organization and Management
                                     of the Funds                             24

--------------------------------------------------------------------------------
Your Investment                   Your Account                                26

How to open an account and           How to Buy Shares                        27
how to buy, sell and exchange
Fund shares.                         How to Sell Shares                       28

                                     Exchanges                                29

--------------------------------------------------------------------------------
Reference                         Other Information                           30

Additional information and term   Glossary                                    32
definitions.

Stock Funds Overview
--------------------------------------------------------------------------------

See the individual Fund descriptions in this Prospectus for further details.

Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

--------------------------------------------------------------------------------
FUND                         OBJECTIVE
--------------------------------------------------------------------------------

C&B Large Cap Value Fund     Seeks maximum long-term total return, consistent
                             with minimizing risk to principal.

C&B Mid Cap Value Fund       Seeks maximum long-term total return, consistent
                             with minimizing risk to principal.

4   Stock Funds Prospectus

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

     We principally invest in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions, and have a consistency and predictability in their earnings growth.

     We principally invest in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap Value Index. As of December 31, 2003, this range was $500 million to $16 billion, and is expected to change frequently. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions.

                                                      Stock Funds Prospectus   5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that relate to an investment in the Funds. All are important to your investment choice. Additional information about these and other risks is included in:

..    the individual Fund descriptions beginning on page 13;

..    the "Additional Strategies and General Investment Risks" section beginning on page 20; and

..    the Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
COMMON RISKS FOR THE FUNDS
--------------------------------------------------------------------------------

     Equity Securities

     The Funds invest in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stocks and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. There is no guarantee that stocks selected as undervalued using a value style approach will perform as expected. Generally, stocks of larger companies tend to be less volatile and more liquid than stocks of smaller companies. Because the Funds typically invest in 30 to 50 companies, the value of an investment in one of the Funds will vary more in response to developments or changes affecting the market value of particular stocks than an investment in a mutual fund that is more broadly diversified.

--------------------------------------------------------------------------------
FUND                         SPECIFIC RISKS
--------------------------------------------------------------------------------

C&B Large Cap Value Fund     The Fund is primarily subject to the risks
                             described above.

C&B Mid Cap Value Fund       The Fund is primarily subject to the risks
                             described above. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies.

6   Stock Funds Prospectus

Performance History
--------------------------------------------------------------------------------

     The following information shows you how each Fund has performed and illustrates the variability of a Fund's returns over time. Each Fund's average annual returns for one-, five- and ten-year periods (or for the life of the Fund, as applicable) are compared to the performance of an appropriate broad-based index.

     Please remember that past performance is no guarantee of future results.

     Effective at the close of business on July 23, 2004, the Wells Fargo C&B Large Cap Value Fund and the Wells Fargo C&B Mid Cap Value Fund were organized as the successor funds to the C&B Large Cap Value Portfolio and the C&B Mid Cap Value Portfolio, respectively. The historical performance information shown for each successor fund for periods prior to each fund's reorganization date reflects the historical information for its predecessor.

     C&B Large Cap Value Fund Select Class Calendar Year Returns*/1/

    '94    '95     '96     '97     '98    '99    '00     '01     '02      '03
   ----   -----   -----   -----   ----   ----   -----   ----   ------    -----
   1.35%  31.91%  20.22%  27.98%  8.04%  2.06%  19.49%  6.59%  (10.89)%  33.46%

     Best Qtr.: Q2 '03 . 20.94%    Worst Qtr.: Q3 '02 . (17.54)%

     * Performance shown reflects the performance of the Fund's Class D shares. The Fund's year-to-date performance through March 31, 2004, was 3.99%.

                                                      Stock Funds Prospectus   7

Performance History
--------------------------------------------------------------------------------

     The table below provides average annual total return information, both before and after taxes, for the Fund's Select Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, or IRAs.

     Average Annual Total Returns/1/
     for the period ended 12/31/03                           1 year   5 years   10 years
     -----------------------------------------------------   ------   -------   --------
     Select Class Returns Before Taxes (Incept. 7/26/2004)   33.46%    9.10%     13.14%

     Select Class Returns After Taxes on Distributions       33.31%    5.67%      9.04%

     Select Class Returns After Taxes on Distributions and
        Sale of Fund Shares                                  21.91%    6.31%      9.49%

     S&P 500 Index/2/
        (reflects no deduction for expenses or taxes)        28.69%   (0.57)%    11.07%

     Russell 1000 Value Index
        (reflects no deduction for expenses or taxes)        30.03%    3.56%     11.88%

/1/ Performance shown reflects the performance of the Fund's Class D shares, and includes expenses that are not applicable to and are higher than those of this Class. The annual returns of the Class D shares are substantially similar to what this Class's returns would be, because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses. The Fund's Class D shares incepted May 15, 1990.

/2/  S&P 500 is a registered trademark of Standard & Poor's.

8   Stock Funds Prospectus

--------------------------------------------------------------------------------

     C&B Mid Cap Value Fund Select Class Calendar Year Returns*/1/

                    '99      '00     '01     '02      '03
                   -----    -----   -----   -----    -----
                   (0.19)%  41.03%  25.16%  (9.50)%  38.99%

     Best Qtr.: Q2 '99 . 20.78%    Worst Qtr.: Q3 '02 . (20.75)%

     * Performance shown reflects the performance of the Fund's Class D shares. The Fund's year-to-date performance through March 31, 2004, was 3.62%.

     The table below provides average annual total return information, both before and after taxes, for the Fund's Select Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, or IRAs.

     Average Annual Total Returns/1/                                            Life of
     for the period ended 12/31/03                           1 year   5 years    Fund
     -----------------------------------------------------   ------   -------   -------
     Select Class Returns Before Taxes (Incept. 7/26/2004)   38.99%    17.25%    14.66%

     Select Class Returns After Taxes on Distributions       38.77%    15.97%    13.54%

     Select Class Returns After Taxes on Distributions and
        Sale of Fund Shares                                  25.60%    14.35%    12.19%

     Russell Midcap Value Index
        (reflects no deduction for expenses or taxes)        38.07%     8.73%     7.71%

     Russell Midcap Index
        (reflects no deduction for expenses or taxes)        40.06%     7.23%     8.17%

/1/ Performance shown reflects the performance of the Fund's Class D shares, and includes expenses that are not applicable to and are higher than those of this Class. The annual returns of the Class D shares are substantially similar to what this Class's returns would be, because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses. The Fund's Class D shares incepted on February 18, 1998.

                                                      Stock Funds Prospectus   9

Stock Funds
--------------------------------------------------------------------------------

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                                       All Funds
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on  purchases
   (as a percentage of offering price)                                    None

Maximum deferred sales charge (load)
   (as a percentage of the Net Asset Value ("NAV") at purchase)           None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     C&B Large Cap   C&B Mid Cap
                                                       Value Fund     Value Fund
--------------------------------------------------------------------------------
Management Fees/1/                                       0.75%          0.75%
Distribution (12b-1) Fees                                0.00%          0.00%
Other Expenses/2/                                        0.48%          0.21%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                     1.23%           .96%
--------------------------------------------------------------------------------
Fee Waivers                                              0.53%          0.06%
--------------------------------------------------------------------------------
NET EXPENSES/3/                                          0.70%          0.90%
--------------------------------------------------------------------------------

/1/ Effective August 1, 2004, the Fund's investment adviser will implement a breakpoint schedule for each Fund's management fee. The management fee charged to a Fund will decline as the Fund's assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The breakpoint schedule for each Fund is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher. Please see the Statement of Additional Information for further details.
/2/ Other expenses are based on estimates for the current fiscal year and include various Fund start-up expenses, which will only be incurred in the first year of the Fund's operation. Without including these first year expenses, the Gross Operating Expense ratio for the Wells Fargo C&B Large Cap Value Fund would be 1.09%, and for the Wells Fargo C&B Mid Cap Value Fund would be 0.95%. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
/3/ The adviser has committed through February 28, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with the approval of the Board of Trustees.

10   Stock Funds Prospectus

                                                             Summary of Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE OF EXPENSES
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

--------------------------------------------------------------------------------
                                                     C&B Large Cap   C&B Mid Cap
                                                       Value Fund     Value Fund
--------------------------------------------------------------------------------
1 YEAR                                                   $   72         $   92
3 YEARS                                                  $  266         $  292
5 YEARS                                                  $  522         $  515
10 YEARS                                                 $1,252         $1,157
--------------------------------------------------------------------------------

                                                     Stock Funds Prospectus   11

Key Information
--------------------------------------------------------------------------------

     In this Prospectus, "we" generally refers to Wells Fargo Funds Trust (the "Trust"), or Wells Fargo Funds Management, LLC ("Funds Management"), the Funds' investment adviser. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

     ---------------------------------------------------------------------------

     Important information you should look for as you decide to invest in a
     Fund:

     The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies

     The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

     .    what the Fund is trying to achieve;

     .    how we intend to invest your money; and

     . what makes the Fund different from the other Funds offered in this Prospectus.

     ---------------------------------------------------------------------------

     Permitted Investments

     A summary of each Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning "80% of the Fund's assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

     ---------------------------------------------------------------------------

     Important Risk Factors

     Describes the key risk factors for each Fund, and includes risks described in the "Summary of Important Risks" and "Additional Strategies and General Investment Risks" sections.

     Italicized and colored words appear that way only to denote their inclusion in the Glossary section of this Prospectus.

12   Stock Funds Prospectus

C&B Large Cap Value Fund
--------------------------------------------------------------------------------

     Portfolio Managers: A team of investment professionals of the investment sub-adviser, Cooke & Bieler, L.P.

     ---------------------------------------------------------------------------

     Investment Objective

     The C&B Large Cap Value Fund seeks maximum long-term total return, consistent with minimizing risk to principal.

     ---------------------------------------------------------------------------

     Investment Strategies

     We principally invest in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more. We seek total return by targeting companies that we believe are undervalued, possess strong financial positions and have a consistency and predictability in their earnings growth.

     We select securities for the portfolio based on an analysis of a company's financial characteristics, an assessment of the quality of a company's management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We regularly review the investments of the portfolio and sell a portfolio holding when it has achieved its valuation targets, a change in the underlying company's outlook has occurred or more attractive investment alternatives are available.

     We hold a smaller number of securities in the portfolio, usually 30 to 50 companies. This strategy enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest at least 80% of the Fund's assets in large-capitalization securities, which we define as securities of companies with market capitalizations of $1 billion or more.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6.

     You should consider these risks along with the "Additional Strategies and General Investment Risks" section beginning on page 20. These considerations are all important to your investment choice.

                                                     Stock Funds Prospectus   13

C&B Large Cap Value Fund
--------------------------------------------------------------------------------

The table below shows the financial performance of the Fund's Class D shares. This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The information provided for the fiscal years 2003 and 2002 has been audited by KPMG LLP; the information for prior periods has been audited by a predecessor independent registered public accounting firm. The financial statements and the independent auditor's report are included in the annual report of the Funds, a copy of which is available upon request. The information for the six-month period ended April 30, 2004, is unaudited and is contained in the semi-annual report of the Funds, also available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                          CLASS D SHARES--
                                          COMMENCED ON MAY 15, 1990
                                          -----------------------------------------
                                          April 30, 2004/1,2/
                                               (unaudited)      October 31, 2003/2/
                                          -----------------------------------------
For the period ended:

Net asset value, beginning of period            $  7.42              $  6.49

Income from investment operations:
   Net investment income (loss)                    0.02                 0.05
   Net realized and unrealized gain
      (loss) on investments                        0.68                 1.61

Total from investment operations                   0.70                 1.66

Less distributions:
   Dividends from net investment income           (0.02)               (0.05)
   Distributions from net realized gain              --                (0.68)

Total from distributions                          (0.02)               (0.73)

Net asset value, end of period                  $  8.10              $  7.42

Total return/4/                                    9.47%               28.34%

Ratios/supplemental data:
   Net assets, end of period (000s)             $25,248              $20,419

Ratios to average net assets:
   Ratio of expenses to average net
      assets                                       1.15%                1.16%/5/
   Ratio of net investment income
      (loss) to average net assets                 0.56%                0.76%

Portfolio turnover                                   12%                  26%

/1/  All ratios for the period have been annualized.
/2/  Per share figures calculated using Average Shares Method.
/3/ On November 19, 2001, The Advisors' Inner Circle Fund C&B Large Cap Value Portfolio (the "AIC Portfolio") acquired the assets of the UAM Funds Inc. C&B Equity Portfolio (the "UAM Portfolio"). The operations of the AIC Portfolio prior to the acquisition were those of the predecessor, the UAM Portfolio.
/4/ Returns are for the period indicated and have not been annualized. Total Return would have been lower had certain fees not been waived and expenses assumed by the Advisor during the periods indicated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
/5/ Without waivers and/or reimbursements, for the fiscal years ended October 31, 2003 and 2002, these ratios would have been 1.20% and 1.60%, respectively.
/6/  As of March 1, 2002, the expense cap changed from 1.00% to 1.25%.

14   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
October 31, 2002/2/   October 31, 2001/3/   October 31, 2000   October 31, 1999
--------------------------------------------------------------------------------



   $  7.13                  $  8.71              $ 12.06            $ 13.58


      0.05                     0.07                 0.12               0.16

     (0.38)                    0.27                 0.54               0.72

     (0.33)                    0.34                 0.66               0.88


     (0.05)                   (0.11)               (0.09)             (0.16)
     (0.26)                   (1.81)               (3.92)             (2.24)

     (0.31)                   (1.92)               (4.01)             (2.40)

   $  6.49                  $  7.13              $  8.71            $ 12.06

     (5.14)%                   4.50%               10.89%              7.73%


   $14,383                  $38,850              $35,251            $73,292



      1.14%/5,6/               1.00%                1.00%              0.89%

      0.59%                    0.91%                1.16%              1.12%

        39%                      41%                  48%                43%

                                                     Stock Funds Prospectus   15

                                              This page intentionally left blank
--------------------------------------------------------------------------------

C&B Mid Cap Value Fund
--------------------------------------------------------------------------------

     Portfolio Managers: A team of investment professionals of the investment sub-adviser, Cooke & Bieler, L.P.

     ---------------------------------------------------------------------------

     Investment Objective

     The C&B Mid Cap Value Fund seeks maximum long-term total return, consistent with minimizing risk to principal.

     ---------------------------------------------------------------------------

     Investment Strategies

     We principally invest in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap Value Index. As of December 31, 2003, this range was $500 million to $16 billion, and as is expected to change frequently. We seek total return by selecting companies that we believe are undervalued and possess strong financial positions.

     We select securities for the portfolio based on an analysis of a company's financial characteristics, an assessment of the quality of a company's management and the implementation of a valuation discipline. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We regularly review the investments of the portfolio and sell a portfolio holding when it has achieved its valuation targets, a change in the underlying company's outlook has occurred or more attractive investment alternatives are available.

     We hold a smaller number of securities in the portfolio, usually 30 to 50 companies. This strategy enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal circumstances, we invest at least 80% of the Fund's assets in mid-capitalization securities, which we define as securities of companies with market capitalizations within the range of companies comprising the Russell Midcap Value Index.

     ---------------------------------------------------------------------------

     Important Risk Factors

     The Fund is primarily subject to the risks described under "Common Risks for the Funds" on page 6. Stocks of medium-sized companies may be more volatile and less liquid, in part because the issuers may be more vulnerable to adverse business or economic events, than the stocks of larger, more established companies.

     You should consider these risks along with the "Additional Risks and General Investment Risks" section beginning on page 20. These considerations are all important to your investment choice.

                                                     Stock Funds Prospectus   17

C&B Mid Cap Value Fund
--------------------------------------------------------------------------------

The table below shows the financial performance of the Fund's Class D shares. This table is intended to help you understand the Fund's financial performance for the past 5 years. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The information provided for the fiscal years 2003 and 2002 has been audited by KPMG LLP; the information for prior periods has been audited by a predecessor independent registered public accounting firm. The financial statements and the independent auditor's report are included in the annual report of the Funds, a copy of which is available upon request. The information for the six-month period ended April 30, 2004, is unaudited and is contained in the semi-annual report of the Funds, also available upon request.

--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING
--------------------------------------------------------------------------------

                                                      CLASS D SHARES--
                                                      COMMENCED ON FEBRUARY 18, 1998
                                                      -----------------------------------------
                                                      April 30, 2004/1,2/
                                                          (unaudited)       October 31, 2003/2/
                                                      -----------------------------------------
For the period ended:
Net asset value, beginning of period                      $  17.96              $  13.15

Income from investment operations:
   Net investment income (loss)/7/                              --                    --
   Net realized and unrealized gain (loss)
      on investments                                          1.27                  4.83

Total from investment operations                              1.27                  4.83

Less distributions:
   Dividends from net investment income                      (0.00)/8/             (0.02)
   Distributions from net realized gain/7/                   (0.17)                   --

Total from distributions                                     (0.17)                (0.02)

Net asset value, end of period                            $  19.06              $  17.96

Total return/4/                                               7.14%                36.76%

Ratios/supplemental data:
   Net assets, end of period (000s)                       $477,614              $301,513

Ratios to average net assets:
   Ratio of expenses to average net assets                    1.07%                 1.27%/5/
   Ratio of net investment income (loss) to average
      net assets                                              0.02%                 0.01%

Portfolio turnover                                              19%                   18%

/1/  All ratios for the period have been annualized.
/2/  Per share figures calculated using Average Shares Method.
/3/ On November 19, 2001, The Advisors' Inner Circle Fund C&B Mid Cap Value Portfolio (the "AIC Portfolio") acquired the assets of the UAM Funds Inc. C&B Mid Cap Equity Portfolio (the "UAM Portfolio"). The operations of the AIC Portfolio prior to the acquisition were those of the predecessor, the UAM Portfolio.
/4/ Returns are for the period indicated and have not been annualized. Total Return would have been lower had certain fees not been waived and expenses assumed by the Advisor during the periods indicated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

18   Stock Funds Prospectus

                                                            Financial Highlights
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

October 31, 2002/2/   October 31, 2001/3/   October 31, 2000   October 31, 1999
-------------------------------------------------------------------------------

   $ 14.19                   $12.78                $ 9.84           $ 9.69


     (0.01)                    0.08                  0.07             0.06

     (0.19)                    2.12                  3.16             0.15

     (0.20)                    2.20                  3.23             0.21


     (0.04)                   (0.09)                (0.08)           (0.06)
     (0.80)                   (0.70)                (0.21)              --

     (0.84)                   (0.79)                (0.29)           (0.06)

   $ 13.15                   $14.19                $12.78           $ 9.84

     (2.09)%                  18.14%                33.78%            2.19%


   $81,390                   $5,934                $1,520           $1,446


      1.37%/5,6/               1.00%                 1.00%            1.00%

     (0.07)%                   0.68%                 0.66%            0.70%

        30%                      44%                  101%              81%

/5/ Without waivers and/or reimbursements, for the fiscal years ended October 31, 2003 and 2002, these ratios would have been 1.27% and 1.54%, respectively.
/6/  As of March 1, 2002, the expense cap changed from 1.00% to 1.40%.
/7/  Amounts designated as "--" are either $0 or have been rounded to $0.
/8/  Amount is less than $0.01.

                                                     Stock Funds Prospectus   19

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .    We cannot guarantee that a Fund will meet its investment objective.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as investment advisers, offer or promise to make good on any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . Each Fund holds some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or makes other short-term investments to maintain liquidity. Each Fund may temporarily increase such holdings for short-term defensive purposes when we believe it is in the best interest of shareholders to do so. During these periods, a Fund may not achieve its objective.

     . The Funds may invest in various derivative instruments. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

20   Stock Funds Prospectus

--------------------------------------------------------------------------------

     What follows is a general list of the types of risks (some of which have been previously described) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a security will be reduced by market activity. This is a basic risk associated with all securities.

     In addition to the general risks discussed above and under "Summary of Important Risks", you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

                                                     Stock Funds Prospectus   21

Additional Strategies and General Investment Risks
--------------------------------------------------------------------------------

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each investment practice. See the Statement of Additional Information for more information on these practices.

Remember, each Fund is designed to meet different investment needs and objectives.

-------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICE                             PRINCIPAL RISK(S)     C&B LARGE CAP VALUE   C&B MID CAP VALUE
-------------------------------------------------------------------------------------------------------------
Borrowing Policies

The ability to borrow money for                 Leverage Risk                  .                   .
temporary purposes
(e.g. to meet shareholder redemptions).

Illiquid Securities

A security which may not be sold or disposed    Liquidity Risk                                     .
of in the ordinary course of business within
seven days at the value determined for it by
the Fund. Limited to 15% of net assets.

Loans of Portfolio Securities

The practice of loaning securities to           Credit, Counter-               .                   .
brokers, dealers and financial institutions     Party and
to increase return on those securities. Loans   Leverage Risk
may be made up to 1940 Act limits
(currently one third of total assets,
including the value of collateral received).

Repurchase Agreements

A transaction in which the seller of a          Credit and Counter-            .                   .
security agrees to buy back the security at     Party Risk
an agreed upon time and price, usually with
interest.

22   Stock Funds Prospectus

                                              This page intentionally left blank
--------------------------------------------------------------------------------

Organization and Management of the Funds
--------------------------------------------------------------------------------

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the "Board") supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Board supervises the Funds' activities and approves the selection of various companies hired to manage the Funds' operation. The major service providers are described in the diagram below. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change service providers.

--------------------------------------------------------------------------------
                                BOARD OF TRUSTEES
--------------------------------------------------------------------------------
                        Supervises the Funds' activities
--------------------------------------------------------------------------------
         INVESTMENT ADVISER                             CUSTODIAN
--------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC       Wells Fargo Bank, N.A. 6th &
525 Market Street, San Francisco, CA    Marquette, Minneapolis, MN Provides
Manages the Funds' investment           safekeeping for the Funds' assets
activities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INVESTMENT SUB-ADVISER
--------------------------------------------------------------------------------
                              Cooke & Bieler, L.P.
                               1700 Market Street
                                Philadelphia, PA
                 Responsible for day-to-day portfolio management
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        TRANSFER
            ADMINISTRATOR                                 AGENT
--------------------------------------------------------------------------------
Wells Fargo Funds Management, LLC       Boston Financial Data Services, Inc.
525 Market Street                       Two Heritage Drive
San Francisco, CA                       Quincy, MA

Manages the                             Maintains records
Funds' business                         of shares and
activities                              supervises the payment
                                        of dividends
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   FINANCIAL SERVICES FIRMS AND SELLING AGENTS
--------------------------------------------------------------------------------
         Advise current and prospective shareholders on Fund investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  SHAREHOLDERS
--------------------------------------------------------------------------------

24   Stock Funds Prospectus

--------------------------------------------------------------------------------

     The Investment Adviser

     Funds Management serves as the investment adviser for each of the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund's adviser is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser, who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as shown in the table of Annual Fund Operating Expenses under "Management Fees" in the front of this Prospectus. As of March 31, 2004, Funds Management managed over $75 billion in mutual fund assets.

     Dormant Multi-Manager Structure

     The Board has adopted a dormant "multi-manager" structure for each Fund. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

     Applicable law generally requires the Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant "multimanager" structure approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

     The Sub-Adviser

     Cooke & Bieler, L.P. ("Cooke & Bieler"), a Pennsylvania limited partnership is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is a registered investment adviser that has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951. Cooke & Bieler is the sub-adviser for each of the Funds, and thereby responsible for the day-to-day investment management activities of the Funds. As of March 31, 2004, Cooke & Bieler managed over 3.8 billion in assets.

     Cooke & Bieler is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser.

     The Administrator

     Funds Management provides the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund's business.

     The Transfer Agent

     Boston Financial Data Services, Inc., ("BFDS") provides transfer agency and dividend disbursing services to the Funds.

                                                     Stock Funds Prospectus   25

Your Account
--------------------------------------------------------------------------------

     This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

     Pricing Fund Shares

     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on a Fund's NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

     . Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"); and if there is no sale, based on latest quoted bid price. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. We are required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable, and if not, what fair value to assign to the security. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for further disclosure.

     . We determine the NAV of each Fund's shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") at 4:00 p.m. (ET). We determine the NAV by subtracting each Fund class's liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund's total assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

     . Requests to buy or sell shares of the Funds are processed each business day as of the close of regular trading on the NYSE, which is usually 4:00 p.m. (ET). If the NYSE closes early, the Funds will close early and will value their shares at such earlier times under these circumstances. Requests received in proper form before this time are processed the same day. Requests received after the cutoff time are processed the next business day.

     . The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

     Minimum Investments:

     Institutions are required to make a minimum initial investment of $5,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount.

26   Stock Funds Prospectus

                                                               How to Buy Shares
--------------------------------------------------------------------------------

     Typically, Select Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Select Class shares of the Funds should contact an account representative at their Institution and should understand the following:

     . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

     . Institutions are usually the holders of record for Select Class shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

     . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

     . Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds;

     . Institutions may charge their customers account fees and may receive significant fees from us with respect to investments their customers have made with the Funds;

     . All purchases must be made in U.S. dollars and all checks must be drawn on U.S. banks; and

     . In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, Social Security number, and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserves the right to redeem your account at the current day's NAV.

                                                     Stock Funds Prospectus   27

Your Account                                                  How to Sell Shares
--------------------------------------------------------------------------------

     Select Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

     ---------------------------------------------------------------------------
     GENERAL NOTES FOR SELLING SHARES
     ---------------------------------------------------------------------------

     . We will process requests to sell shares at the first NAV calculated after a request and payment in proper form is received. Requests received before the cutoff time are processed on the same business day.

     . Redemption proceeds are usually wired to the redeeming Institution the following business day.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

28   Stock Funds Prospectus

                                                                       Exchanges
--------------------------------------------------------------------------------

     An exchange between Wells Fargo Funds involves two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

     . You should carefully read the prospectus for the Fund into which you wish to exchange.

     . Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

     . If you are making an initial investment in a Fund through an exchange, you must exchange at least the minimum first purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

     . In general, exchanges may be made between like share classes of any Wells Fargo Fund offered to the general public for investment. In addition, Select Class shares may be exchanged for Institutional Class shares of money market funds.

     . The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from market timing and excessive trading activity. Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, Funds Management monitors available trading information and may temporarily suspend or permanently terminate purchase or exchange privileges from investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive would depend on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund and the type of Fund involved.

     Contact your account representative for further details.

     Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

                                                     Stock Funds Prospectus   29

Other Information
--------------------------------------------------------------------------------

     Income and Gain Distributions

     The Funds in this Prospectus make distributions of any net investment income and realized capital gains at least annually. Contact your Institution for distribution options.

     Remember, distributions have the effect of reducing NAV per share by the amount distributed.

     Taxes

     The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or taxexempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

     We will pass on to a Fund's shareholders substantially all of a Fund's net investment income and realized capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net longterm capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of distributions when determining their taxable income.

     An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges after May 5, 2003. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you with respect to your Fund shares, and by the Fund with respect to the stocks it holds that are producing such dividends. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income. Absent further legislation, these reduced rates will expire after December 31, 2008.

     Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

     If you buy Fund shares shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy Fund shares when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and realizes and distributes the gain. The Funds have built up, or the potential to build up, high levels of unrealized appreciation.

     Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

30   Stock Funds Prospectus

--------------------------------------------------------------------------------

     In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

     Request for Multiple Copies of Shareholder Documents

     To help keep fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call your customer account representative.

                                                     Stock Funds Prospectus   31

Glossary
--------------------------------------------------------------------------------

We provide the          ACH
following definitions
to assist you in        Refers to the "Automated Clearing House" system
reading this            maintained by the Federal Reserve Bank, which banks use
Prospectus. For a       to process checks, transfer funds and perform other
more complete           tasks.
understanding of
these terms you         Business Day
should consult your
investment              Any day the New York Stock Exchange is open is a
professional.           business day for the Funds.

                        Capitalization

                        When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

                        Derivatives

                        Securities whose values are derived in part from the value of another security or index. An example is a stock option.

                        Distributions

                        Disbursements of net investment income, realized capital gain and/or capital made by a Fund to its shareholders.

                        FDIC

                        The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

                        Institution

                        Institutional investors acting for themselves or on behalf of their customers in a fiduciary, advisory, agency, custodial or similar capacity. Institutional investors include, but are not limited to, banks, pension funds, insurance companies, foundations, trusts, broker-dealers and registered investment advisers.

                        Liquidity

                        The ability to readily sell a security at a fair price.

                        Money Market Instruments

                        High-quality, short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements, and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

                        Net Asset Value ("NAV")

                        The value of a single fund share. It is determined by adding together all of a fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

                        Repurchase Agreement

                        An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

                        Statement of Additional Information

                        A document that supplements the disclosure made in the Prospectus.

32   Stock Funds Prospectus

--------------------------------------------------------------------------------

     Total Return

     The annual return on an investment in a mutual fund including capital appreciation and dividends. Total return calculations assume reinvestment of all distributions, reflect fee waivers, and exclude sales loads.

     Undervalued

     Describes a stock that is believed to be worth more than its current price.

     U.S. Government Obligations

     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                                                     Stock Funds Prospectus   33

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:   Write to:
                                                       Wells Fargo Funds
     STATEMENT OF ADDITIONAL INFORMATION               P.O. Box 8266
                                                       Boston, MA 02266-8266; or
     supplements the disclosures made by this
     Prospectus. The Statement of Additional           Visit the SEC's website at http://www.sec.gov
     Information has been filed with the SEC and
     incorporated by reference into this Prospectus    REQUEST COPIES FOR A FEE BY WRITING TO:
     and is legally part of this Prospectus.           SEC Public Reference Room
                                                       Washington, DC 20549-6009; or
     ANNUAL/SEMI-ANNUAL REPORTS                        by electronic request at publicinfo@sec.gov
                                                       Call: 1-800-SEC-0330 for details
     provide certain financial and other important
     information, including a discussion of the        ADDITIONAL SERVICES QUESTIONS CAN BE
     market conditions and investment strategies       ANSWERED BY CALLING YOUR INVESTMENT
     that significantly affected Fund performance      PROFESSIONAL
     over the reporting period.

     THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:
     Call: 1-800-222-8222, or visit our website at www.wellsfargofunds.com.

 PO73 (7/04)
ICA Reg. No.   -----------------------------------------------------          [GRAPHIC]
  811-09253    NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE   Printed on Recycled Paper
   #530772     -----------------------------------------------------

                             WELLS FARGO FUNDS TRUST
                            Telephone: 1-800-222-8222

                       STATEMENT OF ADDITIONAL INFORMATION
                                  July 26, 2004

                    WELLS FARGO C&B LARGE CAP VALUE FUND /SM/
                     WELLS FARGO C&B MID CAP VALUE FUND /SM/
                   WELLS FARGO C&B TAX-MANAGED VALUE FUND /SM/

    CLASS A, CLASS B, CLASS C, CLASS D, INSTITUTIONAL CLASS AND SELECT CLASS

        Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about three funds in the Wells Fargo Funds Trust family of funds (each, a "Fund," collectively, the "Funds") -- the C&B Large Cap Value Fund, the C&B Mid Cap Value Fund and the C&B Tax-Managed Value Fund. The Funds are considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer Class A, Class B, Class C, Class D and Institutional Class shares. The C&B Large Cap Value and C&B Mid Cap Value Funds also offer Select Class shares. This SAI relates to all such classes of shares.

        This SAI is not a prospectus and should be read in conjunction with the Funds' Class A, Class B, Class C, Class D, Institutional Class and Select Class Prospectuses, dated July 26, 2004. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, which include the portfolios of investments and independent auditors' report for the year ended October 31, 2003 are hereby incorporated by reference to the Annual Report. The Prospectuses and Annual Report may be obtained without charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----
HISTORICAL FUND INFORMATION...............................................1

INVESTMENT POLICIES.......................................................1

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS...........4

MANAGEMENT...............................................................17

PERFORMANCE CALCULATIONS.................................................28

DETERMINATION OF NET ASSET VALUE.........................................30

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...........................31

PORTFOLIO TRANSACTIONS...................................................33

FUND EXPENSES............................................................35

FEDERAL INCOME TAXES.....................................................35

PROXY VOTING POLICIES AND PROCEDURES.....................................43

CAPITAL STOCK............................................................45

OTHER....................................................................47

COUNSEL..................................................................47

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................47

FINANCIAL INFORMATION....................................................48

                           HISTORICAL FUND INFORMATION

        On February 18, 2004, the Board of Trustees of The Advisors' Inner Circle Fund ("AIC Trust") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor AIC Trust portfolios into various Funds of the Trust. The effective date of the reorganization is July 26, 2004.

        The Funds described in this SAI were created as part of the reorganization of certain of the portfolios of AIC Trust into certain of the Funds of the Trust. The reorganization between AIC Trust and the Trust followed the Funds' adviser entering into an agreement with the predecessor portfolios' adviser to "adopt"/support a reorganization of the predecessor portfolios with and into the Funds. The chart below indicates the predecessor portfolios that are the accounting survivors of the Funds.

               WELLS FARGO FUNDS                    PREDECESSOR FUNDS
     -----------------------------------   -----------------------------------
     C&B Large Cap Value Fund              C&B Large Cap Value Portfolio
     C&B Mid Cap Value Fund                C&B Mid Cap Value Portfolio
     C&B Tax-Managed Value Fund            C&B Tax-Managed Value Portfolio

The C&B Large Cap Value Fund commenced operations on July 26, 2004, as successor to the C&B Large Cap Value Portfolio. The predecessor fund was organized on November 19, 2001, as the successor-in-interest to the UAM Cooke & Bieler, Inc.'s C&B Equity Portfolio, which commenced operations on May 15, 1990.

The C&B Mid Cap Value Fund commenced operations on July 26, 2004, as successor to the C&B Mid Cap Value Portfolio. The predecessor fund was organized on November 19, 2001, as the successor-in-interest to the UAM Cooke & Bieler, Inc.'s C&B Mid Cap Equity Portfolio, which commenced operations on February 18, 1998.

The C&B Tax-Managed Value Fund commenced operations on July 26, 2004, as successor to the C&B Tax-Managed Value Portfolio. The predecessor fund was organized on November 19, 2001, as the successor-in-interest to the UAM Cooke & Bieler, Inc.'s C&B Equity Portfolio for Taxable Investors, which commenced operations on February 12, 1997.

                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES

        Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

        The Funds may not:

        (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, or (iii) repurchase agreements;

        (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, either more than 5% of the value of its total assets would be invested in the securities of any one issuer, or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

        (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

        (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

        (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

        (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

        (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

        (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

NON-FUNDAMENTAL INVESTMENT POLICIES

        Each Fund has adopted the following non-fundamental policies, which may be changed by the Trustees of the Trust at any time without approval of such Fund's shareholders.

        (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

        (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

        (3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission ("CFTC") for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

        (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

        (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

        (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

        (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

        (8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

        Shareholders will receive at least 60 days' notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

GENERAL

        Notwithstanding the foregoing policies, any other investment company in which the Funds may invest has adopted its own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES
                              AND ASSOCIATED RISKS

        Set forth below are descriptions of certain investments and additional investment policies for the Funds. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

Bank Obligations

        The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding (potentially confiscatory) and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Borrowing

        The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Commercial Paper

        The Funds may invest in commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO").

Convertible Securities

        The Funds may invest in convertible securities that provide current income and that have a strong earnings and credit record. The Funds may purchase convertible securities that are fixed income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates.

Custodial Receipts for Treasury Securities

        The Funds may purchase participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts (TIGRs) and Certificates of Accrual on Treasury Securities (CATS), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Derivative Securities: Futures and Options Contracts

        Futures and options contracts are types of "derivative securities," securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate. As is described in more detail below, a Fund often invests in these securities as a "hedge" against fluctuations in the value of the other securities in that Fund's portfolio, although a Fund may also invest in certain derivative securities for investment purposes only.

        While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. Also, derivative securities are more likely to experience periods when they will not be readily tradable. If, as a result of such illiquidity, a Fund cannot settle a future or option contract at the time the adviser determines is optimal, the Fund may lose money on the investment. Additional risks of derivative securities include: the risk of the disruption of the Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts; and market risk (i.e., exposure to adverse price changes).

        The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

        The use of derivatives by a Fund also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with the U.S. Securities and Exchange Commission ("SEC") rules limiting the use of leverage.

        Futures Contracts. The Funds may trade futures contracts and options on futures contracts. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange.

        The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker when the parties enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of the bankruptcy of the broker that holds the margin on behalf of a Fund, the Fund may not receive a full refund of its margin.

        Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, a liquid market may not exist for a particular contract at a particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subject a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund may be required to pay an additional variation margin until the position is closed.

        The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA") in accordance with Rule 4.5 of the CEA, and therefore, the Trust is not subject to registration or regulation as a commodity pool operator under the CEA.

        The Funds may also purchase options on futures contracts. See "Options Trading" below.

        Options and Futures Contracts. When hedging to attempt to protect against declines in the market value of the Funds' securities, to permit the Funds to retain unrealized gains in the value of Fund securities which have appreciated, or to facilitate selling securities for investment reasons, the Funds would: (1) sell Stock Index Futures; (2) purchase puts on such futures or securities; or (3) write covered calls on securities or on Stock Index Futures. When hedging to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities (which the Funds will normally purchase and then terminate the hedging position), the Funds would: (1) purchase Stock Index Futures, or (2) purchase calls on such Futures or on securities. The Funds' strategy of hedging with Stock Index Futures and options on such Futures will be incidental to the Funds' activities in the underlying cash market.

        The Funds may write (i.e., sell) call options ("calls") if: (1) the calls are listed on a domestic securities or commodities exchange and (2) the calls are "covered" (i.e., the Funds own the securities subject to the call or other securities acceptable for applicable escrow arrangements) while the call is outstanding. A call written on a Stock Index Future must be covered by deliverable securities or segregated liquid assets. If a call written by the Funds is exercised, the Funds forego any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

        When the Funds write a call on a security, it receives a premium and agrees to sell the underlying securities to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The risk of loss will have been retained by the Funds if the price of the underlying security should decline during the call period, which may be offset to some extent by the premium.

        To terminate its obligation on a call it has written, the Funds may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium previously received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Funds retain the underlying security and the premium received. If the Funds could not effect a closing purchase transaction due to the lack of a market, they would have to hold the callable securities until the call lapsed or was exercised.

        The Funds may also write calls on Stock Index Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Funds cover the call by segregating in escrow an equivalent dollar amount of liquid assets. The Funds will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Stock Index Future. In no circumstances would an exercise notice require the Funds to deliver a futures contract; it would simply put the Funds in a short futures position, which is permitted by the Funds' hedging policies.

        Purchasing Calls and Puts. Certain Funds may purchase put options ("puts") which relate to: (1) securities held by it; (2) Stock Index Futures (whether or not it holds such Stock Index Futures in its Fund); or (3) broadly-based stock indices. A Fund may not sell puts other than those it previously purchased, nor purchase puts on securities it does not hold. A Fund may purchase calls: (1) as to securities, broadly-based stock indices or Stock Index Futures or (2) to effect a "closing purchase transaction" to terminate its obligation on a call it has previously written.

        When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payments and the right to purchase the underlying investment. When a Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of an underlying investment.

        When a Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a security or Stock Index Future that a Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

        Purchasing a put on either a stock index or on a Stock Index Future not held by a Fund permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities. When a Fund purchases a put on a stock index, or on a Stock Index Future not held by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities held. In the case of a put on a stock index or Stock Index Future, settlement is in cash rather than by the Fund's delivery of the underlying investment.

        Stock Index Futures. Certain Funds may buy and sell Stock Index Futures. A stock index is "broadly-based" if it includes stocks that are not limited to issuers in any particular industry or group of industries. Stock Index Futures obligate the seller to deliver (and the purchaser to take) cash to settle the futures transaction, or to enter into an offsetting contract. No physical delivery of the underlying stocks in the index is made.

        No price is paid or received upon the purchase or sale of a Stock Index Future. Upon entering into a futures transaction, a Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with a futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, and additional cash is required to be paid by or released to the Fund. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the obligation is fulfilled without such delivery, by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

        Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When a Fund buys a call on a stock index or Stock Index Future, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same index will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Stock Index Future upon which the call is based is greater than the exercise price of the call; that cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put; that cash payment is determined by the multiplier, in the same manner as described above as to calls.

        Foreign Currency Futures Contracts and Foreign Currency Transactions. The Funds may invest in foreign currency futures contracts and foreign currency transactions, which entail the same risks as other futures contracts as, described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price, will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

        The Funds may invest in foreign currency transactions. Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, however, foreign currency futures contracts and foreign currency transactions (together, "Currency Futures") entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

        Because the Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

        A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

        The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies that are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

        Options Trading. The Funds may purchase or sell options on individual securities or options on indices of securities. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

        A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

        The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. The Funds will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

        Each Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity, which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

        Below is a description of some of the types of options in which the Funds may invest.

        A stock index option is an option contract whose value is based on the value of a stock index at some future point in time. Stock indexes fluctuate with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's investment portfolio correlate with price movements of the stock index selected. Accordingly, successful use by a Fund of options on stock indexes will be subject to the adviser's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments. When a Fund writes an option on a stock index, the Fund will place in a segregated account with its custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

        The Funds may invest in stock index futures contracts and options on stock index futures contracts. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Stock index futures contracts may be purchased to protect a Fund against an increase in the prices of stocks that Fund intends to purchase. The purchase of options on stock index futures contracts are similar to other options contracts as described above, where a Fund pays a premium for the option to purchase or sell a stock index futures contract for a specified price at a specified date. With options on stock index futures contracts, a Fund risks the loss of the premium paid for the option. The Funds may also invest in interest rate futures contracts and options on interest rate futures contracts. These securities are similar to stock index futures contracts and options on stock index futures contracts, except they derive their price from an underlying interest rate rather than a stock index.

        Interest rate and index swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities. Interest rate swaps involve the exchange by a Fund with another party of cash flows based upon the performance of a specified interest rate. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Funds will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that the Fund contractually is entitled to receive.

        Future Developments. The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Funds' investment objective and legally permissible for a Fund.

Floating- and Variable-Rate Obligations

        The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

        There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations that are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest rate and credit risk.

        The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Foreign Securities

        The Funds may invest in foreign securities through American Depositary Receipts ("ADRs") and other similar securities convertible into securities of foreign issuers, including equity securities of foreign issuers trading in U.S. markets. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions

        The Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

        The Funds will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities

        The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. The Funds may not invest or hold more than 15% of their net assets in illiquid securities.

Initial Public Offerings

        Certain Funds may also invest in smaller companies and initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Loans of Portfolio Securities

        Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided:
(1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

        A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

        Wells Fargo Bank, N.A. ("Wells Fargo Bank" or "Custodian") acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Money Market Instruments and Temporary Investments

        The Funds may invest in the following types of high-quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1--" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets;

and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

        Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Funds, may be used for letter of credit-backed investments.

Other Investment Companies

        The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Funds' non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company ("3% Limit"); (ii) 5% of such Fund's total assets with respect to any one investment company; and (iii) 10% of such Fund's total assets. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

        iShares. The Funds may invest in iShares Trust and iShares, Inc. ("iShares"), which are, registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Participation Interests

        The Funds may purchase participation interests in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A participation interest gives a Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

Privately Issued Securities

        The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to the Funds' policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements

        The Funds may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.

        A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements

        The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales

        A short sale is a transaction in which a Fund sells a security in anticipation of a decline in market price. The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"). A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

        At the time a Fund enters into a short sale transaction, it must place the associated securities in a segregated account until the transaction is closed out. If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position.

Small Company Securities

        Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

        Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

        Investment in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

Synthetic Convertible Securities

        The Funds may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

U.S. Government Obligations

        The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and Government National Mortgage Association ("GNMA") certificates) or
(ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants

        The Funds may invest in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which the Fund may invest directly. Warrants have no voting rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within a specified time period.

                                   MANAGEMENT

        The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

TRUSTEES AND OFFICERS

        The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

        General. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for each of the 94 funds comprising the Trust, Wells Fargo Variable Trust and Master Trust (collectively the "Fund Complex"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.

        In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("independent Trustees"), appears separately from the information for the "interested" Trustees.

                            POSITION HELD                                              OTHER PUBLIC COMPANY
                           WITH REGISTRANT/          PRINCIPAL OCCUPATION(s)           OR INVESTMENT COMPANY
NAME, AGE AND ADDRESS    LENGTH OF SERVICE/1/          DURING PAST 5 YEARS                 DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------
                                       INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------
Thomas S. Goho, 61       Trustee,               Wake Forest University, Calloway                N/A
                         since 1987             School of Business and Accountancy,
                                                Associate Professor of Finance
                                                1994-1999.


                            POSITION HELD                                              OTHER PUBLIC COMPANY
                           WITH REGISTRANT/          PRINCIPAL OCCUPATION(s)           OR INVESTMENT COMPANY
NAME, AGE AND ADDRESS    LENGTH OF SERVICE/1/          DURING PAST 5 YEARS                 DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------
                                       INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------
Peter G. Gordon, 61      Trustee, since         Chairman, CEO and Co-Founder of                 N/A
                         1998; (Lead            Crystal Geyser Water Company and
                         Trustee, since         President of Crystal Geyser
                         2001).                 Roxane Water Company.

Richard M. Leach, 70     Trustee,               President of Richard M. Leach                   N/A
                         since 1987             Associates (a financial
                                                consulting firm).

Timothy J. Penny, 52     Trustee,               Senior Counselor to the public                  N/A
                         since 1996             relations firm of Himle-Horner
                                                and Senior Fellow at the Humphrey
                                                Institute, Minneapolis, Minnesota
                                                (a public policy organization).

Donald C. Willeke, 64    Trustee,               Principal of the law firm of                    N/A
                         since 1996             Willeke & Daniels.

                             INTERESTED/2/ TRUSTEES

Robert C. Brown, 72      Trustee,               Retired. Director, Federal Farm                 N/A
                         since 1992             Credit Banks Funding Corporation
                                                and Farm Credit System Financial
                                                Assistance Corporation until
                                                February 1999.

J. Tucker Morse, 59      Trustee,               Private Investor/Real Estate                    N/A
                         since 1987             Developer; Chairman of White
                                                Point Capital, LLC.

                                    OFFICERS

Karla M. Rabusch, 45     President,             Executive Vice President of Wells               N/A
                         since 2003             Fargo Bank, N.A.  and President
                                                of Wells Fargo Funds Management,
                                                LLC.  Senior Vice President and
                                                Chief Administrative Officer of
                                                Wells Fargo Funds Management, LLC
                                                from March 2001 to March 2003.
                                                Vice President of Wells Fargo
                                                Bank, N.A. from December 1997 to
                                                May 2000.

Stacie D. DeAngelo, 35   Treasurer,             Senior Vice President of Wells                  N/A
                         Since 2003             Fargo Bank, N.A., and Wells Fargo
                                                Funds Management, LLC.  Prior
                                                thereto, Operations Manager at
                                                Scudder Weisel Capital, LLC from
                                                October 2000 to May 2001 and
                                                Director of Shareholder Services
                                                at BISYS Fund Services from
                                                September 1999 to October 2000;
                                                and Assistant Vice President of
                                                Operations with
                                                Nicholas-Applegate Capital
                                                Management from May 1993 to
                                                September 1999.

C. David Messman, 44     Secretary,             Vice President and Counsel of                   N/A
                         since 2000             Wells Fargo Bank, N.A. since
                                                January 1996.  Senior Vice
                                                President and Secretary of Wells
                                                Fargo Funds Management, LLC since
                                                March 2001.


/1/ Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.

/2/ Basis of Interestedness. Robert C. Brown owns securities of Wells Fargo & Company, the parent holding company of the Funds' adviser. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

        Committees. All of the independent Trustees are also members of the Audit and Nominating Committees of the Trust. Whenever a vacancy occurs on the Board, the Nominating Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Nominating Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only independent Trustees may nominate and select persons to become independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Nominating Committee meets only as necessary, and did not meet during the Funds' most recently completed fiscal year. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent auditors on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met two times during the Funds' most recently completed fiscal year.

        Compensation. Prior to January 1, 2004, each Trustee received from the Fund Complex an annual retainer (payable quarterly) of $52,000, plus a fee of $5,000 for attendance at in-person Fund Complex Board meetings, and a fee of $1,000 for participation in telephonic Board meetings. The Lead Trustee also received an additional $10,000 annual retainer for the extra work and time devoted in this role.

        Effective January 1, 2004, each Trustee receives from the Fund Complex an annual retainer (payable quarterly) of $56,000, plus a fee of $7,000 for attendance at in-person Fund Complex Board meetings, and a fee of $2,000 per combined committee meeting. The Lead Trustee also receives an additional $10,000 annual retainer for the extra work and time devoted in this role.

        The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's Officers are not compensated by the Trust for their services. For the year ended February 29, 2004, the Trustees received the following compensation:

                               COMPENSATION TABLE
                          YEAR ENDED FEBRUARY 29, 2004*
                  --------------------------------------------
                         TRUSTEE            COMPENSATION
                  --------------------   ---------------------
                              INDEPENDENT TRUSTEES
                      Thomas S. Goho          $ 77,000
                      Peter G. Gordon         $ 87,000
                     Richard M. Leach         $ 77,000
                     Timothy J. Penny         $ 77,000
                     Donald C. Willeke        $ 77,000

                               INTERESTED TRUSTEES

                      Robert C. Brown         $ 75,000
                      J. Tucker Morse         $ 75,000
                  *The Funds' fiscal year-end is October 31/st/.

        Beneficial Equity Ownership Information. As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

                   CALENDAR YEAR ENDED DECEMBER 31, 2003
----------------------------------------------------------------------------
                           DOLLAR RANGE OF EQUITY
                                 SECURITIES
                                OF THE FUNDS*
                   -------------------------------------
                                                            AGGREGATE DOLLAR
                                                            RANGE OF EQUITY
                   C&B LARGE   C&B MID   C&B TAX-MANAGED   SECURITIES OF FUND
     TRUSTEE       CAP VALUE  CAP VALUE       VALUE             COMPLEX
-----------------  ---------  ---------  ---------------  ------------------
                            INDEPENDENT TRUSTEES

Thomas S. Goho         0          0             0                 D
Peter G. Gordon        0          0             0                 B
Richard M. Leach       0          0             0                 0
Timothy J. Penny       0          0             0                 C
Donald C. Willeke      0          0             0                 D

                             INTERESTED TRUSTEES

Robert C. Brown        0          0             0                 D
J. Tucker Morse        0          0             0                 D

              * These Funds commenced operations on July 26, 2004.

        Ownership of Securities of Certain Entities. None of the independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

        Approval of Advisory and Sub-Advisory Agreements. Under Section 15(c) of the 1940 Act, the Board is generally required to approve annually the investment advisory and investment sub-advisory contracts (individually, an "Advisory Agreement," and collectively, the "Advisory Agreements") for the Funds. At each quarterly meeting, the Board will review the performance information and nature of services provided by the investment adviser and sub-adviser. At least annually, the Board will be provided with quantitative and qualitative information to assist it in evaluating whether to approve the continuance of the Advisory Agreements, including comparative fee information, profitability information, performance data, descriptions of the investment philosophy, experience and senior management of the investment adviser and investment sub-advisers (individually, an "Adviser" and collectively, the "Advisers") and a description of the quality and nature of the services provided by the Advisers.

        Before approving an Advisory Agreement with an Adviser, at its regular meeting, called in part for this purpose, on February 3, 2004, the Board reviewed the fees that would be payable under the Advisory Agreement, including any fee waivers or fee caps, as well as any other relationships between the Funds and the Advisers and affiliates. The Board also analyzed each Fund's contractual fees, including investment advisory and sub-advisory fees, administration fees, shareholder servicing fees and Rule 12b-1/distribution fees.

        The Board then analyzed each Adviser's background and services that it would provide to the Funds. For example, the Board reviewed and discussed the investment philosophy and experience of the Investment Adviser. The Board discussed the fact that the Investment Adviser has established an investment program for each Fund and would supervise and evaluate the sub-adviser who would make the day-to-day investment decisions for the Funds. The Board recognized that the Investment Adviser has an expertise in hiring and overseeing the activities of the sub-adviser. The Board also recognized that the oversight responsibilities of the Adviser include monitoring Fund compliance with federal securities laws and regulations. The Board reviewed each Adviser's compliance procedures including their internal compliance policies relating to their respective codes of ethics, policies on personal trading, internal compliance procedures relating to the Funds' portfolio investments and operations, the process for monitoring and evaluating work performed by third parties, compliance by the distributor on behalf of the Funds with SEC and other regulatory requirements, maintenance of books and records of the Funds and recordkeeping systems of the Advisers, and other activities and clients of the Advisers. The Board also considered the background and experience of the senior management of each Adviser, and the level of attention expected to be given to the Funds by such persons. In evaluating the Advisers, the Board recognized that each has the size, visibility and resources to attract and retain highly qualified investment professionals, including research, advisory and marketing personnel.

        In addition to the above considerations, the Board also analyzed certain factors relating specifically to the sub-adviser. For example, the Board considered the sub-adviser's investment strategies, research capabilities, means for executing portfolio transactions and scope of investment services. The Board reviewed the sub-adviser's procedures for selecting brokers to execute portfolio transactions for the Funds. More specifically, the Board reviewed the factors that the sub-adviser will consider prior to selecting a broker to execute portfolio transactions. One such factor is the sub-adviser's consideration of obtaining research services or other soft dollar arrangements through the allocation of Fund brokerage. The Board also considered the standards and performance in seeking best execution, whether and to what extent soft dollar credits would be sought and how any such credits would be utilized, the benefits from using an affiliated broker, the extent to which efforts would be made to recapture transaction costs, and the existence of quality controls applicable to the Funds' portfolios. Finally, the Board reviewed the sub-adviser's method for allocating portfolio opportunities among the Funds and its other advisory clients.

        Based on the above analysis, which, in summary, included the following factors: (i) the quality of services provided by each of the Advisers; (ii) the scope of each Adviser's background and experience; and (iii) an analysis of advisory fees expected to be paid by the Funds, the Board determined that the Advisory Agreements, including the fee levels, were fair and reasonable in light of all relevant circumstances.

INVESTMENT ADVISER

        Wells Fargo Funds Management, LLC ("Funds Management"), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. Prior to August 1, 2004, Funds Management is entitled to receive as compensation for its advisory services a monthly fee at the annual rate of 0.75% of each Fund's average daily net assets. Effective August 1, 2004, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund's average daily net assets:

                           FUND               ASSET RANGE/FEE
                --------------------------  ------------------
                                             $   0-499M  0.75%
                                             $ 500-999M  0.70%
                C&B Large Cap Value Fund     $  1-2.99B  0.65%
                                             $  3-4.99B 0.625%
                                            >$    4.99B  0.60%
                                             $   0-499M  0.75%
                                             $ 500-999M  0.70%
                C&B Mid Cap Value Fund       $  1-2.99B  0.65%
                                             $  3-4.99B 0.625%
                                            >$    4.99B  0.60%
                C&B Tax-Managed Value Fund   $   0-499M  0.75%
                                             $ 500-999M  0.70%
                                             $  1-2.99B  0.65%
                                             $  3-4.99B 0.625%
                                            >$    4.99B  0.60%

        Advisory Fees Paid. As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of certain portfolios of AIC Trust into certain Funds of Funds Trust. Prior to the reorganization, Cooke & Bieler, L.P. ("C&B") served as the investment adviser to the predecessor portfolios of the Funds. Therefore, the table below shows the advisory fees paid by the predecessor portfolios of the Funds. For the periods indicated below, the predecessor portfolios of the Funds paid the following advisory fees to C&B and C&B waived the indicated amounts:

                              YEAR ENDED 10/31/03      YEAR ENDED 10/31/02      YEAR ENDED 10/31/01
                              ---------------------   ---------------------    ---------------------
                                             FEES                   FEES                     FEES
         FUND                 FEES PAID     WAIVED    FEES PAID    WAIVED      FEES PAID    WAIVED
--------------------------   -----------   --------   ---------   ---------    ---------   --------
C&B Large Cap Value Fund     $   101,093   $  7,102   $  48,815   $ 137,795    $ 197,067   $ 49,364
C&B Mid Cap Value Fund       $ 1,019,789   $      0   $ 162,961   $  61,350    $       0   $ 19,801
C&B Tax-Managed Value Fund   $     7,484   $ 31,269   $       0   $  24,060/1/ $       0   $ 16,098

/1/ For the fiscal year ended October 31, 2001, the adviser additionally reimbursed fees of $108,986, $0 and $113,960 for the C&B Mid Cap Value Portfolio, C&B Large Cap Value Portfolio and C&B Tax-Managed Value Portfolio, respectively, pursuant to the terms of its waiver agreement with the Portfolios. For the fiscal year ended October 31, 2002, the adviser additionally reimbursed fees of $31,239 for the Tax-Managed Value Portfolio pursuant to the terms of its waiver agreement with the Portfolio.

        General. Each Fund's Advisory Agreement will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

INVESTMENT SUB-ADVISER

        Funds Management has engaged C&B to serve as investment sub-adviser to the Funds. Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Fund. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trusts' Boards and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to C&B.

        As compensation for its sub-advisory services, C&B is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund's average daily net assets:

           FUND                ASSET RANGE/FEE
--------------------------   -------------------
C&B Large Cap Value Fund      $   0-250M   0.45%
                              $ 250-500M   0.40%
                              $ 500-750M   0.35%
                             >$     750M   0.30%
                              $   0-250M   0.55%
                              $ 250-500M   0.50%
C&B Mid Cap Value Fund        $ 500-750M   0.45%
                             >$     750M   0.40%
C&B Tax-Managed Value Fund    $   0-250M   0.45%
                              $ 250-500M   0.40%
                              $ 500-750M   0.35%
                             >$     750M   0.30%

ADMINISTRATOR

        The Trust has retained Funds Management (the "Administrator") as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render recordkeeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications;
(iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

        In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:

                                                    FEE
                                    --------------------------------------
               CLASS                Prior to 8/1/04     Effective 8/1/04
  -------------------------------   ---------------   --------------------
  Class A, Class B, Class C and          0.33%         $ 0-4.99B    0.33%
  Class D Shares                                       $ 5-9.99B    0.32%
                                                      >$   9.99B    0.31%
  Institutional Class Shares             0.25%         $ 0-4.99B    0.25%
                                                       $ 5-9.99B    0.24%
                                                      >$   9.99B    0.23%
  Select Class Shares                    0.15%         $ 0-4.99B    0.15%
                                                       $ 5-9.99B    0.14%
                                                      >$   9.99B    0.13%

        Administration Fees Paid. As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of certain portfolios of AIC Trust into certain Funds of Funds Trust. Prior to the reorganization of the Funds, SEI Investments Global Funds Services ("SEI") served as the administrator to the predecessor portfolios of the Funds. Therefore, the table below shows the administration fees paid by the predecessor portfolios of the Funds. For the periods indicated below, the predecessor portfolios paid the following administration fees to SEI:

                                    YEAR ENDED     YEAR ENDED     YEAR ENDED
             FUND                    10/31/03       10/31/02       10/31/01
  -------------------------------  ------------   ------------   ------------
  C&B Large Cap Value Fund         $     30,858   $    124,907   $     36,453
  C&B Mid Cap Value Fund           $    275,851   $    125,081   $     20,860
  C&B Tax-Managed Value Fund       $     10,928   $     17,083   $     20,606

        Prior to November 19, 2001, SEI served as the sub-administrator to the predecessor portfolios of the Funds. For the period indicated below, the predecessor portfolios of the Funds paid the following sub-administration fees to SEI:

                                                    YEAR ENDED
                           FUND                      10/31/01
                   ----------------------           ----------
                   C&B Large Cap Value              $   46,829
                   C&B Mid Cap Value                $   35,950
                   C&B Tax-Managed Value            $   35,773

DISTRIBUTOR

        Stephens Inc. ("Stephens," or the "Distributor"), located at 111 Center Street, Little Rock, Arkansas 72201, serves as distributor for the Funds. The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) under the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

        Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay Stephens, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

        The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

        Stephens has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, Stephens has assigned certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments.

        Prior to July 26, 2004, SEI Investments Distribution Co. served as the distributor to the predecessor portfolios to the Funds. For the year ended October 31, 2003, the predecessor portfolios to the Funds did not pay any distribution-related expenses.

        General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

        The Plan provides that the Treasurer of Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

        Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with Stephens authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

SHAREHOLDER SERVICING AGENT

        The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management), as agents for their customers, agree to perform administrative services with respect to Fund shares, including aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of 0.25% of the average daily net assets of the Class A, Class B, Class C and Class D shares and from the C&B Large Cap Value Fund and C&B Mid Cap Value Fund of 0.10% of the average daily net assets of the Institutional Class shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

        General. The Shareholder Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

        The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Shareholder Servicing Plan.

CUSTODIAN

        Wells Fargo Bank, located at 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account(s) in the name of each Fund; receives and delivers all assets for each Fund upon purchase, sale or maturity; collects and receives all income, other payments and distributions on account of the assets of each Fund; and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund.

FUND ACCOUNTANT

        PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant for the Funds. For these services, PFPC is entitled to receive an annual base fee of $20,000 from each Fund. In addition, each Fund pays a monthly fee of $500 per class for each class greater than one. PFPC also receives an annual complex-wide fee, calculated based upon the aggregate average net assets of all of the funds and portfolios of the Trusts (excluding Wells Fargo Master Trust portfolios) and payable monthly, as indicated in the chart below. Each Fund's share of the annual complex-wide fee would be based on its proportionate share of the aggregate average net assets of all of the funds and portfolios. Finally, PFPC is entitled to receive certain out-of-pocket costs.

          AVERAGE DAILY NET ASSETS       ANNUAL ASSET-BASED FEES
          -------------------------      -----------------------
               $0 - 85 billion                   0.0057%
                >$85 billion                     0.0025%

TRANSFER AND DIVIDEND DISBURSING AGENT

        Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer agent and dividend-disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

UNDERWRITING COMMISSIONS

        Stephens serves as the principal underwriter distributing securities of the Funds on a continuous basis.

        Prior to July 26, 2004, SEI Investments Distribution Co. acted as principal underwriter for shares of the predecessor portfolios of the Funds. For the period from November 1, 2003 through July 26, 2004, and for the years ended October 31, 2003 and October 31, 2002, the predecessor portfolios did not pay any underwriting commissions.

CODE OF ETHICS

        The Fund Complex, the Adviser and the Sub-Adviser have each adopted a code of ethics, which contains policies on personal securities transactions by "access persons." These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, Adviser and the Sub-Advisers are on public file with, and are available from, the SEC.

                            PERFORMANCE CALCULATIONS

        The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

        In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund ratings services or to unmanaged indices which may assume reinvestment of distributions but generally do not reflect deductions for administrative and management costs.

        Performance information for a Fund may be useful in reviewing the performance of such Fund or class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

        Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds. Annual and Semi-Annual Reports for the Funds may contain additional performance information, and are available free of charge upon request.

AVERAGE ANNUAL TOTAL RETURN

        The Funds may advertise certain total return information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ERV. Average annual total return information for the Funds for the fiscal year ended October 31, 2003 is incorporated by reference to the Annual Report for the predecessor portfolios of these Funds.

        Average Annual Total Return (After Taxes on Distributions). As and to the extent required by the SEC, a Fund's average annual total returns (after taxes on distributions) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions but without redemption of Fund shares ("ATV//D//") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ATV//D//.

        Average Annual Total Return (After Taxes on Distributions and Redemption). As and to the extent required by a SEC, a Fund's average annual total returns (after taxes on distributions and redemption) ("T") is computed by using the redeemable value at the end of a specified period, after deducting taxes on Fund distributions and redemption of Fund shares ("ATV//DR//"), of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ATV//DR//.

        All of the above average annual total return information, along with the before-tax average annual total returns for an appropriate broad-based index, for the calendar year ended December 31, 2003 is presented in the Prospectuses.

        From time to time and only to the extent the comparison is appropriate for a Fund or a class of shares, the Trust may quote the performance or price-earnings ratio of a Fund or a class of a Fund in advertising and other types of literature as compared to the performance of managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities, or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria.

        Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a class of shares with that of competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker-dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

        The Trust also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for each class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in each class of shares of a Fund; (ii) other government statistics; (iii) the effect of tax-deferred compounding on the investment returns of each class of shares of a Fund or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in each class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and distributions and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of each class of shares of a Fund with respect to the particular industry or sector.

        In addition, the Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies including information regarding federal and state tax levels and the related "Tax Freedom Day."

        The Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as Standard Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund's shares since the rating would not comment on the market price of a Fund's shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare the performance of each class of shares of a Fund with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare each class's past performance with other rated investments.

        From time to time, a Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Trust, provides various services to its customers that are also shareholders of the Funds. These services may include access to the Trust account information through Automated Teller Machines ("ATMs"), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Wells Fargo Funds Trust account statements."

        The Trust also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Trust's Adviser and the total amount of assets and mutual fund assets managed by Funds Management. As of March 31, 2004, Funds Management managed over $76 billion in mutual fund assets.

        The Trust may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an online application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Trust may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE

        NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds' shares.

        Each Fund's investments are generally valued at current market prices. If a security trades on an exchange, it is generally valued based on the last sale price during the regular trading session ("closing price"); if no sale has occurred, the security is valued based on the latest bid quotation. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the NASDAQ Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if an accurate market quotation is not readily available, i.e., if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value. This situation may result if, among other things, a significant event occurs after the closing price or the latest bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market quotation is readily available and, if not, what fair value to assign to the security. In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

        Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

        For the Funds that invest directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security's value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security's valuation may differ depending on the method used to determine its value.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

        Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

        Purchase orders for a Fund that are received before such Fund's NAV calculation time generally are processed at such time on that Business Day. Purchase Orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

        Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

         The Funds reserve the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

            THE DEALER REALLOWANCE FOR CLASS A SHARES IS AS FOLLOWS:

                           FRONT-END SALES   FRONT-END SALES       DEALER
                             CHARGE AS%        CHARGE AS %     REALLOWANCE AS
                             OF PUBLIC        OF NET AMOUNT      % OF PUBLIC
   AMOUNT OF PURCHASE      OFFERING PRICE       INVESTED       OFFERING PRICE
  ----------------------   ---------------   ---------------   ----------------
  Less than $50,000             5.75%             6.10%             5.00%
  $50,000 to $99,999            4.75%             4.99%             4.00%
  $100,000 to $249,999          3.75%             3.90%             3.00%
  $250,000 to $499,999          2.75%             2.83%             2.25%
  $500,000 to $999,999          2.00%             2.04%             1.75%
  $1,000,000 and over/1/        0.00%             0.00%             1.00%

    /1/ We will assess Class A shares purchases of $1,000,000 or more a 1.00% contingent deferred sales charge ("CDSC") if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. The CDSC percentage you pay is applied to the NAV on the date of original purchase.

        Purchases and Redemptions for Existing Wells Fargo Funds Account Holders Via the Internet. Class A, Class B and Class C shareholders with an existing Wells Fargo Funds account may purchase additional shares of classes of Funds that they already own, and redeem existing shares, via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. We expect that in the future, Internet account access will be available for institutional clients of the Wells Fargo Funds. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com for further details.

        Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

        Conversion Feature, Purchases and Reduced Sales Charges for Former Cooke & Bieler Portfolio Shareholders.

        Conversion Feature. Class D shares of the Funds that Cooke & Bieler Portfolio shareholders receive in the proposed reorganization of the Cooke & Bieler Portfolios into the Wells Fargo Funds expected to occur in the third quarter of 2004 will be converted to Institutional Class shares or Select Class shares of the same Fund if the shareholder elects to convert such Class D shares.

The Conversion Feature will be applied as follows: i) only Cooke & Bieler Portfolio shareholders who qualify (e.g., are direct-to-fund shareholders of the Cooke & Bieler Portfolios; become Wells Fargo Fund shareholders in the proposed reorganization; and meet the minimum investment limits: a reduced limit of $1 million for Institutional Class shares and $5 million for Select Class shares) for the Conversion Feature at the time of the reorganization will be able to convert their Class D shares; ii) all shareholders who qualify for the Conversion Feature and elect within a limited period of time to have their Class D shares converted will have their shares converted to the new share class shortly after the reorganization, and iii) the conversion will be completed as a tax-free exchange. Such conversion will occur on the basis of the relative NAVs of the two classes involved, without the imposition of any sales charge or other charge.

        Purchases of Class D Shares. Former Cooke & Bieler Portfolio shareholders who receive Class D shares in the proposed reorganization and do not hold shares through a financial services firm (as defined in the Class D shares prospectus) should contact Investor Services at 1-800-222-8222 for assistance with purchasing, selling or exchanging Fund shares.

        Reduced Sales Charges. Effective upon the closing, expected in third quarter 2004, of the proposed reorganization of the Cooke & Bieler Portfolios into certain Wells Fargo Funds, shareholders who purchased shares of the Cooke & Bieler Portfolios directly from the Cooke & Bieler Portfolios, and who become Wells Fargo Fund shareholders in the reorganization, will be permitted to purchase Class A shares of any Wells Fargo Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

        Reduced Sales Charges for Affiliated Funds. Any affiliated fund that invests in a Wells Fargo equity fund may purchase Class A shares of such fund at NAV.

        Reduced Sales Charges for Employees of the Transfer Agent. Employees of BFDS, transfer agent for the Trust, may purchase Class A shares at NAV.

                             PORTFOLIO TRANSACTIONS

        The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the Investment Adviser, a Fund's Sub-Adviser is responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While each Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

        Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, Stephens or affiliated broker-dealers. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

        In placing orders for portfolio securities of a Fund, the Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, Funds Management oversees each Sub-Adviser's trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

        The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Fund portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, the Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which the Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

        Portfolio Turnover. The portfolio turnover rate is not a limiting factor when the Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders. Portfolio turnover rate is not a limiting factor when Funds Management deems portfolio changes appropriate.

        Brokerage Commissions. For the periods listed below, the predecessor portfolios of the Funds paid the following aggregate brokerage commissions on brokerage transactions:

                                                TOTAL COMMISSIONS
                                   --------------------------------------------
                                    YEAR ENDED      YEAR ENDED      YEAR ENDED
             FUND                    10/31/03        10/31/02        10/31/01
   ----------------------------    ------------    ------------    ------------
    C&B Large Cap Value Fund        $  15,042       $  38,839        $ 56,607
    C&B Mid Cap Value Fund          $ 475,830       $ 189,256        $ 13,065
    C&B Tax-Managed Value Fund      $  11,700       $   9,369        $  1,820

        For the fiscal year ended October 31, 2003, the predecessor portfolios of the Funds directed brokerage transactions to a broker for research services provided, and paid the following commissions based on stated total amount of transactions.

           FUND                  COMMISSIONS PAID         TRANSACTIONAL VALUE
----------------------------    ------------------       ---------------------
C&B Large Cap Value Fund             $   5,643                $  2,935,717
C&B Mid Cap Value Fund               $ 124,867                $ 44,062,267
C&B Tax-Managed Value Fund           $   3,155                $  1,184,605

        For the fiscal years ended October 31, 2001, 2002 and 2003, the predecessor portfolios of the Funds did not pay any brokerage commissions to affiliated brokers.

        Securities of Regular Broker Dealers. The Funds are required to identify any securities of its "regular brokers and dealers" (as defined under the 1940
Act) which the Funds may hold at the close of their most recent fiscal year. As of October 31, 2003, the C&B Large Cap Value Portfolio held 11,200 shares of JP Morgan Chase common stock valued at $402,080 and a repurchase agreement valued at $1,492,225 of Morgan Stanley. The C&B Mid Cap Value Portfolio held a repurchase agreement valued at $1,270,502 of Morgan Stanley. The C&B Tax-Managed Portfolio held 11,200 shares of JP Morgan Chase stock valued at $178,782 and a repurchase agreement valued at $519,757 of Morgan Stanley.

                                  FUND EXPENSES

        From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

        Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES

        The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

        A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as: insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts ("IRAs")), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

        The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

        General. The Trust intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

        In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund's principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

        In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

        If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund's earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

        A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

        Equalization Accounting. Under the Code, the Funds may use the so-called "equalization method" of accounting to allocate a portion of their "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

        Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

        Taxation of Fund Investments. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

        If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

        If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

        Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the "60%/40%" rule.

        Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

        Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

        If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

        The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

        "Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury

Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

        A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

        Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

        In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

        Taxation of Distributions. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata over the entire year. All distributions paid out of a Fund's earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder's federal income tax return. Distributions in excess of a Fund's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

        Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

        Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government, if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax -free treatment. This exemption may not apply to corporate shareholders.

        Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

        If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

        If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

        Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

        Federal Income Tax Rates. As of the printing of this SAI, the maximum individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

        Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" of 15%. In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund's gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.) Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. No assurance can be given as to what portion, if any, of the Fund's dividend income distributed to shareholders will qualify for the reduced rate of taxation.

        The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of laws enacted in 2001 and 2004.

        Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under "sunset" provisions of law enacted in 2001.

        Tax-Deferred Plans. The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, [Simplified Employee Pension Plans ("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts] [need to confirm]. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

        Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock.

        Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation ( "foreign shareholders") generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies, provided the Fund obtains a properly completed and signed certificate of foreign status. This tax generally is not refundable. However, if a distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders' capital gains realized on the disposition of Fund shares and capital gains distributions are not subject to federal income tax, withholding or otherwise, provided the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

        If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

        The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

        Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

                      PROXY VOTING POLICIES AND PROCEDURES

        Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Variable Trust (the "Trusts") and Wells Fargo Funds Management, LLC ("Funds Management") have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

        The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

        Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

        The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

        The Procedures set forth Funds Management's general position on various proposals, such as:

        - Routine Items - Funds Management will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

        - Corporate Governance - Funds Management will generally vote for charter and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

        - Anti-Takeover Matters - Funds Management generally will vote for proposals that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

        - Mergers/Acquisitions and Corporate Restructurings - Funds Management's Proxy Committee will examine these items on a case-by-case basis.

        - Shareholder Rights - Funds Management will generally vote against proposals that may restrict shareholder rights.

        In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

        In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds' voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Trust's Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

        In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

        Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available annually, beginning no later than August 31, 2004, through the Funds' website at wellsfargofunds.com and on the Commission's website at http://www.sec.gov.

                                  CAPITAL STOCK

        The Funds are three of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

        Most of the Trust's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a Fund represents an equal, proportionate interest in the Fund with all other shares. Shareholders bear their pro rata portion of a Fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other funds or classes of shares offered.

        With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Advisory contract, since it only affects one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

        As used in the Prospectuses and in this SAI, the term "majority" when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of such class the Fund represented at a meeting if the holders of more than 50% of the outstanding shares such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or
(ii) more than 50% of the Trust's outstanding shares.

        Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect directors under the 1940 Act.

        Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to a Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the relevant class of shares of the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

        Set forth below, as of July 26, 2004, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities as a whole.

                                                                     TYPE OF      PERCENTAGE
           FUND                        NAME AND ADDRESS             OWNERSHIP      OF CLASS
-----------------------------    ------------------------------    -----------   ------------
C&B LARGE CAP VALUE FUND
Class A                          Stephens Inc
                                 111 Center Street, Suite 130         Record         100%
                                 Little Rock, AK 72201
Class B                          Stephens Inc
                                 111 Center Street, Suite 130         Record         100%
                                 Little Rock, AK 72201
Class C                          Stephens Inc
                                 111 Center Street, Suite 130         Record         100%
                                 Little Rock, AK 72201
Institutional Class              Stephens Inc
                                 111 Center Street, Suite 130         Record         100%
                                 Little Rock, AK 72201
Select Class                     Stephens Inc
                                 111 Center Street, Suite 130         Record         100%
                                 Little Rock, AK 72201
C&B MID CAP VALUE FUND
Class A                          Stephens Inc
                                 111 Center Street, Suite 130         Record         100%
                                 Little Rock, AK 72201
Class B                          Stephens Inc
                                 111 Center Street, Suite 130         Record         100%
                                 Little Rock, AK 72201
Class C                          Stephens Inc
                                 111 Center Street, Suite 130         Record         100%
                                 Little Rock, AK 72201

                                                                     TYPE OF      PERCENTAGE
           FUND                        NAME AND ADDRESS             OWNERSHIP      OF CLASS
-----------------------------    ------------------------------    -----------   ------------
Institutional Class              Stephens Inc
                                 111 Center Street, Suite 130         Record         100%
                                 Little Rock, AK 72201
Select Class                     Stephens Inc
                                 111 Center Street, Suite 130         Record         100%
                                 Little Rock, AK 72201
C&B TAX-MANAGED VALUE FUND
Class A                          Stephens Inc
                                 111 Center Street, Suite 130         Record         100%
                                 Little Rock, AK 72201
Class B                          Stephens Inc
                                 111 Center Street, Suite 130         Record         100%
                                 Little Rock, AK 72201
Class C                          Stephens Inc
                                 111 Center Street, Suite 130         Record         100%
                                 Little Rock, AK 72201
Institutional Class              Stephens Inc
                                 111 Center Street, Suite 130         Record         100%
                                 Little Rock, AK 72201
Select Class                     Stephens Inc
                                 111 Center Street, Suite 130         Record         100%
                                 Little Rock, AK 72201

                                      OTHER

        The Trust's Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                     COUNSEL

        Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds' Prospectuses.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                              FINANCIAL INFORMATION

        The audited financial statements and the portfolio of investments for the Funds for the fiscal year ended October 31, 2003 were audited by KPMG LLP, the independent registered public accounting firm for the predecessor portfolios, and are incorporated herein by reference to the Funds' Annual Report.

                             WELLS FARGO FUNDS TRUST
                         File Nos. 333-74295; 811-09253

                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits.

Exhibit
 Number                                     Description
-------                                     -----------
(a)            -   Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 54, filed December
                   27, 2002.

(b)            -   Not Applicable.

(c)                Not Applicable.

(d)(1)(i)      -   Investment Advisory Agreement with Wells Fargo Funds
                   Management, LLC, incorporated by reference to Post-Effective
                   Amendment No. 66, filed October 1, 2003; Schedule A, filed herewith.

      (ii)     -   Amended and Restated Fee and Expense Agreement between Wells
                   Fargo Funds Trust and Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Schedule A, filed herewith.

   (2)(i)      -   Investment Sub-Advisory Agreement with Barclays Global Fund
                   Advisors, incorporated by reference to Post-Effective
                   Amendment No. 22, filed June 15, 2001; Appendix I, incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002.

      (ii)     -   Investment Sub-Advisory Agreement with Galliard Capital
                   Management, Inc., incorporated by reference to Post-Effective
                   Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 29, filed
                   November 1, 2001; Appendix A, incorporated by reference to
                   Post-Effective Amendment No. 66, filed October 1, 2003.

      (iii)    -   Investment Sub-Advisory Agreement with Peregrine Capital
                   Management, Inc., incorporated by reference to Post-Effective
                   Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 32, filed
                   February 8, 2002; Appendix A, incorporated by reference to
                   Post-Effective Amendment No. 66, filed October 1, 2003.

      (iv)     -   Investment Sub-Advisory Agreement with Schroder Investment
                   Management North America Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule
                   A, incorporated by reference to Post-Effective Amendment No.
                   58, filed June 9, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003.

      (v)      -   Investment Sub-Advisory Agreement with Smith Asset Management
                   Group, L.P, incorporated by reference to Post-Effective
                   Amendment No. 49, filed November 1, 2002; Schedule A, incorporated by reference to Post-Effective Amendment No. 69, filed January 30, 2004; Appendix A, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003.

      (vi)     -   Investment Sub-Advisory Agreement with Wells Capital
                   Management Incorporated, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001;
                   Appendix A, Schedule A, and Appendix A to Schedule A, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003.

      (vii)    -   Investment Sub-Advisory Agreement with Dresdner RCM Global
                   Investors, LLC, incorporated by reference to Post-Effective
                   Amendment No. 32, filed February 8, 2002; Schedule A, incorporated by reference to Post-Effective Amendment No. 58, filed June 9, 2003; Appendix A, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003.

      (viii)   -   Not Applicable.

      (ix)     -   Investment Sub-Advisory Agreement with Cadence Capital
                   Management, incorporated by reference to Post-Effective
                   Amendment No. 26, filed September 12, 2001; Appendix A, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003.

      (x)      -   Investment Sub-Advisory Agreement with Sutter Advisors LLC, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003.

      (xi)     -   Investment Sub-Advisory Agreement with Systematic Financial
                   Management, L.P., incorporated by reference to Post-Effective
                   Amendment No. 66, filed October 1, 2003.

      (xii)    -   Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 69, filed January 30, 2004.

      (xiii)   -   Investment Sub-Advisory Agreement with Cooke & Bieler, L.P., filed herewith.

(e)            -   Amended and Restated Distribution Agreement along with Form of Selling Agreement, incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002;
                   Appendix A, incorporated by reference to Post-Effective
                   Amendment No. 66, filed October 1, 2003.

(f)            -   Not Applicable.

(g)(1)         -   Not Applicable.

   (2)         -   Custody Agreement with Wells Fargo Bank, N.A. (formerly Wells
                   Fargo Bank Minnesota, N.A.), incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000;
                   Appendix A, filed herewith.

      (i)      -   Delegation Agreement (17f-5) with Wells Fargo Bank, N.A.
                   (formerly Wells Fargo Bank Minnesota, N.A.), incorporated by reference to Post-Effective Amendment No. 16, filed October
                   30, 2000; Exhibit A, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003.

   (3)         -   Securities Lending Agreement by and among Wells Fargo Funds
                   Trust, Wells Fargo Funds Management, LLC and Wells Fargo
                   Bank, N.A. (formerly Wells Fargo Bank Minnesota, N.A.), incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001; Exhibit A, filed herewith.

   (4)         -   Not Applicable.

(h)(1)         -   Administration Agreement with Wells Fargo Funds Management,
                   LLC, incorporated by reference to Post-Effective Amendment
                   No. 65, filed August 15, 2003; Appendix A, filed herewith.

   (2)         -   Accounting Services Agreement with PFPC Inc., incorporated by reference to Post-Effective Amendment No. 54, filed December
                   27, 2002; Exhibit A, filed herewith.

   (3)         -   Transfer Agency and Service Agreement with Boston Financial
                   Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000;
                   Amendment to Transfer Agreement, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003;
                   Schedule A, filed herewith.

   (4)         -   Shareholder Servicing Plan, incorporated by reference to
                   Post-Effective Amendment No. 16, filed October 30, 2000;
                   Appendix A, filed herewith.

   (5)         -   Shareholder Servicing Agreement, incorporated by reference to
                   Post-Effective Amendment No. 8, filed December 17, 1999.

(i)            -   Legal Opinion, filed herewith.

(j)(A)(1)      -   Consent of Independent Registered Public Accounting Firm,
                   filed herewith.

(j)(A)(2)      -   Consent of Independent Registered Public Accounting Firm,
                   filed herewith.

(j)(1)         -   Power of Attorney, Robert C. Brown, incorporated by reference to Post-Effective Amendment No. 72, filed on June 30, 2004.

   (2)         -   Not Applicable.

   (3)         -   Not Applicable.

   (4)         -   Power of Attorney, Thomas S. Goho, incorporated by reference to Post-Effective Amendment No. 72, filed on June 30, 2004.

   (5)         -   Power of Attorney, Peter G. Gordon, incorporated by reference to Post-Effective Amendment No. 72, filed on June 30, 2004.

   (6)         -   Not Applicable.

   (7)         -   Power of Attorney, Richard M. Leach, incorporated by
                   reference to Post-Effective Amendment No. 72, filed on June
                   30, 2004.

   (8)         -   Power of Attorney, J. Tucker Morse, incorporated by reference to Post-Effective Amendment No. 72, filed on June 30, 2004.

   (9)         -   Power of Attorney, Timothy J. Penny, incorporated by
                   reference to Post-Effective Amendment No. 72, filed on June
                   30, 2004.

  (10)         -   Power of Attorney, Donald C. Willeke, incorporated by
                   reference to Post-Effective Amendment No. 72, filed on June
                   30, 2004.

  (11)         -   Not Applicable.

  (12)         -   Power of Attorney, Karla M. Rabusch, incorporated by
                   reference to Post-Effective Amendment No. 72, filed on June
                   30, 2004.

  (13)         -   Not Applicable.

  (14)         -   Power of Attorney, Stacie D. DeAngelo, incorporated by
                   reference to Post-Effective Amendment No. 72, filed on June
                   30, 2004.

(k)            -   Not Applicable.

(l)            -   Not Applicable.

(m)            -   Rule 12b-1 Plan, incorporated by reference to Post-Effective
                   Amendment No. 23, filed July 1, 2001; Appendix A, filed herewith (see Exhibit (e) above for related Distribution
                   Agreement).

(n)            -   Rule 18f-3 Plan, incorporated by reference to Post-Effective
                   Amendment No. 58, filed June 9, 2003; Appendix A, filed herewith.

(o)            -   Not Applicable.

(p)(1)         -   Joint Code of Ethics for Funds Trust, Master Trust and
                   Variable Trust, incorporated by reference to Post-Effective
                   Amendment No. 20, filed May 1, 2001.

   (2)         -   Wells Fargo Funds Management, LLC Code of Ethics,
                   incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001.

   (3)         -   Barclays Global Investors, N.A. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 20, filed May 1,
                   2001.

   (4)         -   Dresdner RCM Global Investors, LLC Code of Ethics,
                   incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

   (5)         -   Galliard Capital Management, Inc. Code of Ethics,
                   incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

   (6)         -   Peregrine Capital Management, Inc. Code of Ethics,
                   incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

   (7)         -   Schroder Investment Management North America Inc. Code of
                   Ethics, incorporated by reference to Post-Effective Amendment
                   No. 15, filed October 2, 2000.

   (8)         -   Smith Asset Management Group, L.P. Code of Ethics,
                   incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

   (9)         -   Wells Capital Management Incorporated Code of Ethics,
                   incorporated by reference to Post-Effective Amendment No. 58, filed June 9, 2003.

  (10)         -   Cadence Capital Management Code of Ethics, incorporated by reference to Post-Effective Amendment No. 67, filed October
                   31, 2003.

  (11)         -   Not Applicable.

  (12)         -   Sutter Advisors LLC Code of Ethics, incorporated by reference to Post-Effective Amendment No. 54, filed December 27, 2002.

  (13)         -   Systematic Financial Management, L.P. Code of Ethics,
                   incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003.

  (14)         -   LSV Asset Management Code of Ethics and Personal Trading
                   Policy, incorporated by reference to Post-Effective Amendment
                   No. 67, filed October 31, 2003.

  (15)         -   Cooke & Bieler, L.P. Code of Ethics, filed herewith.

Item 24. Persons Controlled by or Under Common Control with the Fund.

          Registrant believes that no person is controlled by or under common control with Registrant.

Item 25. Indemnification.

          Article V of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's Trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Section
3.9 of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary.

Item 26. Business and Other Connections of Investment Adviser.

          (a) Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

               To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

          (b) Barclays Global Fund Advisors ("BGFA"), a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), serves as a sub-adviser to various Funds of Wells Fargo Funds Trust (the "Trust") and as adviser or sub-adviser to certain other open-end management investment companies. The descriptions of BGFA in Parts A and B of the Registration Statement are incorporated by reference herein. The directors and officers of BGFA also serve as directors or officers of BGI. To the knowledge of the Registrant, none of the directors or officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (c) Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, serves as sub-adviser to various Funds of the Trust. The descriptions of Wells Capital Management in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Wells Capital Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (d) Peregrine Capital Management, Inc. ("Peregrine"), an indirect, wholly owned subsidiary of Wells Fargo & Company, serves as sub-adviser to various Funds of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (e) Schroder Investment Management North America Inc. ("Schroder"), serves as sub-adviser to the Small Cap Opportunities Fund of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or officers of Schroder is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (f) Galliard Capital Management, Inc. ("Galliard"), an indirect, wholly owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Funds of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (g) Smith Asset Management Group, L.P. ("Smith"), in which Wells Fargo Bank maintains an indirect, minority-ownership interest, serves as sub-adviser to various Funds of the Trust. The descriptions of Smith in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of this sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (h) Dresdner RCM Global Investors LLC ("Dresdner"), an indirect, wholly owned subsidiary of Dresdner Bank AG, serves as sub-adviser for the Specialized Technology Fund and Specialized Health Sciences Fund of the Trust. The descriptions of Dresdner in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Dresdner is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (i) Cadence Capital Management ("Cadence") serves as sub-adviser for the Large Cap Appreciation Portfolio of Wells Fargo Master Trust ("Master Trust") in which several Funds of the Trust invest. The descriptions of Cadence in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cadence is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (j) Sutter Advisors LLC ("Sutter") serves as the sub-adviser to the High Yield Bond Fund of the Trust. The descriptions of Sutter in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Sutter is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

          (k) Systematic Financial Management, L.P. ("Systematic") serves as sub-adviser to the Large Cap Value Portfolio of Master Trust in which several Funds of the Trust invest. The descriptions of Systematic in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Systematic is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

          (l) LSV Asset Management ("LSV") serves as sub-adviser to Overseas Portfolio of Master Trust in which several Funds of the Trust invest. The descriptions of

LSV in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of LSV is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

          (m) Cooke & Bieler, L.P. ("Cooke & Bieler") serves as the sub-adviser to the Wells Fargo C&B Large Cap Value Fund, Wells Fargo C&B Mid Cap Value Fund and Wells Fargo C&B Tax-Managed Value Fund. The descriptions of Cooke & Bieler in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cooke & Bieler is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

Item 27. Principal Underwriters.

          (a) Stephens Inc. ("Stephens"), distributor for the Registrant, also acts as principal underwriter for Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Wells Fargo Master Trust, all of which are registered open-end management investment companies. Stephens Capital Management, an operating division of Stephens, acts as an investment adviser for certain funds of The Diversified Investors Fund Group, also an open-end management investment company.

          (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D thereto, filed by Stephens with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (File No. 501-15510).

          (c) Not Applicable.

Item 28. Location of Accounts and Records.

          (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, California 94105.

          (b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, California 94105.

          (c) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

          (d) Barclays Global Fund Advisors and Barclays Global Investors, N.A. maintain all Records relating to their services as sub-adviser (and through April 12, 2002, as custodian for the Asset Allocation and Index Allocation Funds) at 45 Fremont Street, San Francisco, California 94105.

          (e) Stephens Inc. maintains all Records relating to its services as distributor at 111 Center Street, Little Rock, Arkansas 72201.

          (f) Wells Fargo Bank, N.A. (formerly Wells Fargo Bank Minnesota, N.A.) maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, Minnesota 55479-0040.

          (g) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, California 94105.

          (h) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402.

          (i) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55402.

          (j) Smith Asset Management Group, L.P. maintains all Records relating to its services as investment sub-adviser at 200 Crescent Court, Suite 850, Dallas, Texas 75201.

          (k) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-adviser at 875 Third Avenue, 22nd Floor, New York, New York 10022.

          (l) Dresdner RCM Global Investors, LLC maintains all Records relating to its services as investment sub-adviser at Four Embarcadero Center, San Francisco, California 94111.

          (m) Cadence Capital Management maintains all Records relating to its services as investment sub-adviser at 265 Franklin Street, Boston, Massachusetts 02110.

          (n) Sutter Advisors LLC maintains all Records relating to its services as investment sub-adviser at 550 California Street, San Francisco, California 94104.

          (o) Systematic Financial Management, L.P. maintains all Records relating to its services as investment sub-adviser at 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, New Jersey 07666.

          (p) LSV Asset Management maintains all Records relating to its services as investment sub-adviser at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

          (q) Cooke & Bieler, L.P. will maintain all Records relating to its services as investment sub-adviser at 1700 Market Street, Philadelphia, Pennsylvania 19103.

Item 29. Management Services.

          Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings. Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 26th day of July, 2004.

                                         WELLS FARGO FUNDS TRUST


                                         By:
                                             -----------------------------------
                                             Carol Lorts
                                             Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 74 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature                             Title                           Date
---------                             -----                           ----


                *
---------------------------------     Trustee
Robert C. Brown


                *
---------------------------------     Trustee
Thomas S. Goho


                *
---------------------------------     Trustee
Peter G. Gordon


                *
---------------------------------     Trustee
Richard M. Leach


                *
---------------------------------     Trustee
J. Tucker Morse


                *
---------------------------------     Trustee
Timothy J. Penny


                *
---------------------------------     Trustee
Donald C. Willeke


                *
---------------------------------     President
Karla M. Rabusch                      (Principal Executive Officer)


                *
---------------------------------     Treasurer
Stacie D. DeAngelo                    (Principal Financial Officer)

                                                                      07/26/2004


By:
    -------------------------------
    Carol Lorts
    July 26, 2004

                             WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253

                                  EXHIBIT INDEX

Exhibit Number                                Description
--------------                                -----------
EX-99.B(d)(1)(i)      Schedule A to the Investment Advisory Agreement with Wells
                      Fargo Funds Management, LLC

EX-99.B(d)(1)(ii)     Schedule A to the Amended and Restated Fee and Expense
                      Agreement with Wells Fargo Funs Management, LLC

EX-99.B(d)(2)(xiii)   Investment Sub-Advisory Agreement with Cooke & Bieler,
                      L.P.

EX-99.B(g)(2)         Appendix A to the Custody Agreement with Wells Fargo Bank,
                      N.A.

EX-99.B(g)(3)         Exhibit A to the Securities Lending Agreement by and among
                      Wells Fargo Funds Trust, Wells Fargo Funds Management, LLC and Wells Fargo Bank, N.A.

EX-99.B(h)(1)         Appendix A to the Administration Agreement with Wells
                      Fargo Funds Management, LLC

EX-99.B(h)(2)         Exhibit A to the Accounting Services Agreement with PFPC
                      Inc.

EX-99.B(h)(3)         Schedule A to the Transfer Agency and Service Agreement
                      with Boston Financial Data Services, Inc.

EX-99.B(h)(4)         Appendix A to the Shareholder Servicing Plan

EX-99.B(i)            Legal Opinion

EX-99.B(j)(A)(1)      Consent of Independent Registered Public Accounting Firm

EX-99.B(j)(A)(2)      Consent of Independent Registered Public Accounting Firm

EX-99.B(m)            Appendix A to the Rule 12b-1 Plan

EX-99.B(n)            Appendix A to the Rule 18f-3 Plan

EX-99.B(p)(15)        Cooke & Bieler, L.P. Code of Ethics